January 31,  2003


Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, DC  20549

        Re:     Northeast Investors Trust
                File No. 2-11318
Gentlemen:
        Enclosed for filing on behalf of Northeast Investors Trust is a filing on Form N-1A comprising Post-Effective Amendment No. 72 to the Trust's Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 25 to the Fund's Registration Statement under the Investment Company Act of 1940, as amended.

        The enclosed Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended. Accordingly, it is proposed that this filing will become effective on February 1, 2003 pursuant to paragraph (b) of said Rule 485.

Sincerely yours,
Thomas J. Kelly

TJK:nlm
Enclosures


Securities Act of 1933 Registration No. 2-11318

Investment Company Act of 1940 Registration No. 881-576

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ______ [ ]

Post-Effective Amendment No. 72 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 25 [X]

NORTHEAST INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

50 Congress Street
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, including Area Code: (617) 523-3588

Bruce H. Monrad
Chairman of the Trustees
Northeast Investor Trust
50 Congress Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esq.
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111




It is proposed that the filing will become effective under Rule 485:

[ ] Immediately upon filing pursuant to paragraph (b), [X] On February 1, 2003 pursuant to paragraph (b), [ ] 60 days after filing pursuant to paragraph
(a)(1), [ ] On ________________ pursuant to paragraph (a)(1), [ ] 75 days after filing pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            NORTHEAST INVESTOR TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

                                     PART A

Item No. Registration Statement Caption in Prospectus
1. Front and Back Cover Pages Front and Back Cover Pages
2. Risk/Return Summary: Investment, Risks, and Overview of the Trust
Performance
3. Risk/Return Summary: Fee Table Investor Expenses
4. Investment Objectives, Principal Investment Overview of the Trust Strategies, and Related Risks
5. Management's Discussion of Performance Annual Report; Back Cover Page
6. Management, Organization and Capital Structure Portfolio Managers; Expenses
7. Shareholder Information Shareholder Information
8. Distribution Arrangements Sales without "Sales Charge"
9. Financial Highlights Information


                                     PART B

Item No. Registration Statement Caption in Statement of Additional
Information
10. Cover Page and Table of Contents Cover Page; Table of Contents
11. Fund History The Trust
12. Description of the Fund and its Investments and The Trust; Investment Objectives, Policies and Risks Restrictions
13. Management of the Fund Trustees and Officers; Compensation of Trustees
14. Control Persons and Principal Holders of Trustees and Officers
Securities
15. Investment Advisory and Other Services Trustees and Officers; Compensation of Trustees; Custodian and Independent Accountants
16. Brokerage Allocation and Other Practices Brokerage
17. Capital Stock and Other Securities The Trust; Capital Shares
18. Purchase, Redemption and Pricing of Shares Price and Net Asset Value; Shareholder Plans; Tax-Advantaged Retirement Plans
19. Taxation of the Fund Dividends, Distributions and Federal Taxes
20. Underwriters Not Applicable
21. Calculation of Performance Data Information Historical Performance
Information
22. Financial Statements


                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.



                            NORTHEAST INVESTORS TRUST
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                           www.northeastinvestors.com
                          SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS
                                February 1, 2003


This prospectus explains the investment objective, policies, strategies and risks associated with the Trust. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference. Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
TABLE OF CONTENTS
FUND PROFILE ******************************************************************2
Objectives ********************************************************************2
Principal Strategies **********************************************************2
Principal Risks ***************************************************************3
Suitability *******************************************************************4
Performance *******************************************************************5
FEES AND EXPENSES *************************************************************6
FUND MANAGEMENT ***************************************************************7
SALES WITHOUT "SALES CHARGE" **************************************************7
SHAREHOLDER INFORMATION *******************************************************8
General Information ***********************************************************8
Account Registrations *********************************************************9
Buying Shares ****************************************************************10
Investment Plans *************************************************************12
Selling Shares ***************************************************************12
Exchanging Shares ************************************************************13
Dividends and Distributions **************************************************15
Tax Consequences *************************************************************16
Trust Policies ***************************************************************16
FINANCIAL HIGHLIGHTS *********************************************************17
DESCRIPTION OF S&P CORPORATE BOND RATINGS ************************************19
APPENDIX COMPOSITION OF FIXED INCOME SECURITIES ******************************20 ADDITIONAL INFORMATION *******************************************************21

Fund Profile
Objectives
The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.
Principal Strategies
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount, or purchased at a premium, preferred stocks, common stocks paying dividends, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years; and the Trust's holdings are generally within this range. The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis. From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all. In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopt a temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

Principal Risks
Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:
        *The creditworthiness of an issuer affecting its ability to make current interest payments on debt;
        *Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;
        *Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;
        *The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.
Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt. You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments.

Equity Risk. To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

Financial Markets Risk. Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which the Trust invests. The market as a whole may not favor the types of investments the Trust makes. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Income Risk. The chance that falling interest rates will cause the Trust's income to decline. Income risk is generally moderate for bond funds with the Trust's emphasis; however, investors should expect the Trust's quarterly income to fluctuate.

Interest Rate Risk. In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates.

Leverage. Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay to $200 with interest. Leverage can, therefore, involve additional risk.

Manager Risk. The chance that poor security selection will cause the Trust to underperform other funds with similar investment objectives.

Suitability
The Trust may be appropriate for investors who seek one or more of the following:

        *production of income over the long-term;
        *a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

You should also consider the following:
        *an investment in the Trust involves risk and should be part of a balanced investment program;
        *the Trust is generally for investors with longer-term investment horizons;
        *there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;
        *Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Performance
The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Trust in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The following bar chart shows the Trust's annual total return for each of the ten years ended December 31, 2002:
(graph omitted)

Best quarter: 1st quarter 1993, up 8.21%
Worst quarter: 3rd quarter 1998, down -10.45%

                           Average Annual Total Return
                         Periods Ended December 31, 2002
                                        1 Year          5 Years         10 Years
Northeast Investors Trust
Return before taxes                     3.23%            0.29%             7.48%
Return after taxes on distributions    -0.14%           -3.64%             3.42%
Return after taxes on distributions
and sale of Fund Shares                 1.93%           -1.59%             4.08%

Merrill Lynch High Yield
Master II Index 1                      -1.89%            0.52%             6.05%

1 The Merrill Lynch High Yield Master II Index, which is comprised of 1,800 high yield bond issues, is shown for comparative purposes only and reflects no deductions for fees, expenses, or taxes

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.
        Shareholder Fees                                Annual Trust
   (Fees Paid Directly From                          Operating Expenses
        Your Investment)                         (Expenses That Are Deducted
                                                       From Fund Assets)
Maximum Sales Charge
(Load) Imposed on                              Trustees' Fees..............0.50%
Purchases..............None                    Distribution (12b-1 Fees)...None
Maximum Deferred Sales                         Other Expenses..............0.20%
Charge (Load)..........None                    Including:
Maximum Sales Charge                           Interest Expense............0.00%
(Load) Imposed on                              Operating Expense...........0.20%
Reinvested Dividends...None                    Total Annual Trust Operating
Redemption Fee.........None                    Expenses....................0.70%


Example
This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:
                1 year          3 years          5 years        10 years
                 $72             $224             $390            $871

EXPENSES
Under the Declaration of Trust, the Trustees receive an annual fee equal to 1 /2 of 1% of the principal of the Trust. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

FUND MANAGEMENT
The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000.
From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for North-east Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.
Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

SALES WITHOUT  "SALES CHARGE"
The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.


SHAREHOLDER INFORMATION
General Information
For account, product and service information, please use the following web site, telephone number or address:
        *For information over the Internet including on-line access to your account visit the Trust's web site at www.northeastinvestors.com;

        *For information over the telephone use 1-800-225-6704;
        *For information by mail use

                            Northeast Investors Trust
                               50 Congress Street
                                Boston, MA 02109

Backup withholding - By law Northeast Investors Trust must withhold 30% of any taxable distributions or redemptions from your account if you do not:
        *Provide us with your correct taxpayer identification number; *Certify that the taxpayer identification is correct; and *Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Trust is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Trust.

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the fund's tax consequences for you.

Account Registrations
Some of the different ways to set up (register) your account with the Trust are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.

Individual or Joint Tenant
For your general investment needs

Transfer on Death (TOD)/ Pay on Death (POD)
Beneficiary designation on account (need to request special application)

Retirement
For tax-advantaged retirement savings
        *Traditional Individual Retirement Accounts (IRAs) *Roth IRAs *Roth Conversion IRAs *Rollover IRAs *Coverdale Education Savings Plan (formerly Educational IRAs) *SIMPLE IRAs *Simplified employee Pension Plans (SEP-IRAs)

Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups


Buying Shares
Your initial investment must be accompanied by a completed Application. The form is included along with this Prospectus or one can be printed from our web site. You may purchase shares of the Trust at the per share NAV next determined after the Trust or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Trust's portfolio securities. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust. The Trust no longer issues certificates for purchases.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Trust may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Trust's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Trust.

If you place an order to purchase shares and your payment is not received, your transaction may be canceled and you will be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Trust may have incurred as a result.

How to buy shares

By Check
Mail your check and a completed account registration form to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to: Northeast Investors Trust.

By Telephone/Internet
You may make purchases to your already existing account via the telephone or internet. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following day. Simply submit your payment with the Invest-By- Mail form from the bottom of the statement.


By Exchange Purchase
You can purchase shares with the proceeds of an exchange from the Northeast Investors Growth Fund. The Trust accepts exchange orders: in writing, on-line, by fax, or by telephone.

Your purchase price
You buy shares at the Fund's next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as trade date.

When you place an order to buy shares, note the following:
        *The minimum initial investment in the Trust for each account is $1,000
         ($500 for IRAs);
        *Checks must be drawn on U.S. banks. Third party checks are not acceptable;
        *The Trust does not accept cash;
        *There is no minimum for subsequent investment either by mail, telephone or exchange;
        *There is a $100,000 maximum for telephone investments.
        *The Trust may reject initial investments if certain required information is not supplied on the new account application.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking account.
No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.


Investment Plans
The Trust offers shareholders tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Trust at the address shown on the back cover of this Prospectus.

Selling Shares
You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, acheck will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the NAV next determined at the close of the New York Stock Ex-change after the redemption request has been received. The Trust does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

        *The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners;

        *You also send in any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

        *For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

        *In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

        *If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

        *Redemptions will only be made payable to the registered shareholder(s);

        *A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

        *Telephone redemptions will not be made (unless confirmed in writing on the same day by hand delivered notice or facsimile to (617) 523-5412 or
         (617) 742-5666 before the close of the NYSE);

        *Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted.

        *The Trust reserves the right not to process redemption requests from shareholders who request redemptions of less than $5,000 without a signature guarantee on consecutive days.

The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should con-sider specific taxpayer restrictions, penalties and procedures that may be associ-ated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Exchanging Shares
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.


However, you should note the following policies and restrictions governing exchanges:

        *You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

        *Before exchanging into a fund, read its prospectus;

        *Exchanges may have tax consequences for you;

        *If shares to be exchanged represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

        *Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;

        *The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information;

        *Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.



Dividends and Distributions
The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. Since 1969, the Trust has made only one such distribution, in 1999.

When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

(1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

(2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

(3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

Note: The Trust strongly recommends direct deposit for shareholders electing to receive dividends or distributions in cash.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.


Tax Consequences
As with any investment, your investment in the Trust could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them.

Trust Policies
The following policies apply to you as a shareholder. Statements and reports that the Trust sends to you include the following:

        *Confirmation of each purchase and sale;

        *Confirmation of your dividend payment;

        *Financial reports (every six months);

        *Year-end statement.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 30% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 30% of your taxable distributions and redemptions.


FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Trust's financial performance for the past 10 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, indepen-dent accountant, whose report on the financial statements and financial highlights for the year ended September 30, 2002 is included in the Statement of Additional Information, which is available upon request and without charge.

------------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended September 30,
                        2002#        2001        2000       1999       1998       1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data^
Net Asset Value:
 Beginning of
Period                  $7.42        $9.08       $10.08     $10.42     $11.79     $10.90     $10.33     $10.02      $9.94      $9.50
------------------------------------------------------------------------------------------------------------------------------------
Income From
Investment
Operations:
Net investment
income                   0.65         0.92        1.02       1.05       1.01       0.98       0.98       0.98        0.98       1.04
Net realized and
unrealized gain
(loss) on
investment              -0.35        -1.61       -0.90      -0.23      -1.42       0.91       0.58       0.29        0.09       0.42
Total from
investment
operations               0.30        -0.69        0.12       0.82      -0.41       1.89       1.56       1.27        1.07       1.46
Less Distributions:
Net investment
income                  -0.67        -0.97       -1.12      -0.98      -0.96       -1.00      -0.99      -0.96      -0.99      -1.02
Capital Gain               -            -          -        -0.18         -          -         -          -           -          -
Net Asset Value:
End of Period           $7.05       $7.42       $9.08      $10.08     $10.42      $11.79    $10.90     $10.33      $10.02      $9.94
                        =====        =====      ======     ======     ======      ======     ======     ======      =====      =====

------------------------------------------------------------------------------------------------------------------------------------
Total Return            4.00%       -8.18%      1.29%       7.99%     -4.13%      18.16%    15.98%     13.44%     10.96%      16.25%
------------------------------------------------------------------------------------------------------------------------------------
Ratios & Supplemental Data

Net assets end of
period (in
millions)              $1,471.5    $1,172.1    $1,430.6    $2,059.1   $2,046.7    $2,074.2  $1,200.5    $797.6     $582.1     $475.0
Ratio of operating
  expenses to
  average
  net assets *           0.70%       0.86%       1.22%       0.73%     0.70%       0.65%     0.69%       1.02%      1.06%      1.21%
Ratio of interest
  expense to average
  net assets             0.00%       0.21%       0.61%       0.12%     0.09%       0.01%     0.03%       0.35%      0.36%      0.48%
Ratio of net investment
  income to average
  net assets             8.61%       11.10%      10.84%      9.99%     8.73%       8.65%     9.41%       9.77%      9.37%     10.53%
Portfolio turnover
  rate                    18%         22%          4%         27%        64%        33%       32%         41%        73%        76%

* Includes Interest Expense
^ Per Share Data calculated using the Average Share Method

#As required, effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss by $0.01 and decrease the ratio of net investment income to average net assets from 8.75% to 8.61%. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.




                    DESCRIPTION OF S&P CORPORATE BOND RATINGS

Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


              AAA           Highest quality.  Ability to pay interest and
                            principal very strong.
              AA            High quality.   Ability to pay interest and
                            principal strong.
               A            Medium to high quality. Ability to pay interest and
                            principal, but more susceptible to changes in
                            circumstances and the economy.
              BBB           Medium quality.  Adequate ability to pay, but highly
                            susceptible to adverse circumstances.
              BB            Speculative.  Less near-term likelihood of default
                            relative to other speculative issues.
               B            Current capacity to pay interest and principal, but
                            highly susceptible to changes in circumstances.
              CCC           Likely to default, where payment of interest and
                            principal is dependent on favorable circumstances.
              CC            Debt subordinate to senior debt rated CCC.
               C            Debt subordinate to senior debt rated CCC-.
               D            Currently in default, where interest or principal
                            has not been made as promised.




                APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES

         The table below reflects the composition by quality rating of the fixed income securities held in the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended December 31, 2001. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

S&P Rating                                                         Fixed Income
Category                                                            Composition
--------                                                            -----------
Unrated.................................................                8.9%
AAA.....................................................               17.6%
AA......................................................                 -
A.......................................................                0.2%
BBB.....................................................                0.8%
BB......................................................                7.1%
B.......................................................               39.1%
CCC.....................................................               16.5%
CC, C, D................................................                9.8%



ADDITIONAL INFORMATION
You can find additional information about the Trust in the following documents:

STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI con-tains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commis-sion and is incorporated by reference into this Prospectus (is legally part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's perform-ance during its last fiscal year.

You may obtain a free copy of the Trust's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Trust at:
                           Northeast Investors Trust
                               50 Congress Street
                                Boston, MA 02109
                                 (800) 225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Trust's reference number as a registrant under the Investment Company Act of 1940 is 811-576.

                            NORTHEAST INVESTORS TRUST
                               50 Congress Street
                          Boston, Massachusetts 02109
                                 (800) 225-6704

                         Shares of Beneficial Interest

                      STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2003


This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2003 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.



TABLE OF CONTENTS                                               Page

The Trust                                                       B-2
Investment Objectives, Policies
 and Restrictions                                               B-2
Trustees and Officers                                           B-4
Compensation of Trustees                                        B-6
Custodian and Independent Accountants                           B-7
Bank Loans                                                      B-7
Brokerage                                                       B-8
Price and Net Asset Value                                       B-8
Shareholder Plans                                               B-9
Tax-Advantaged Retirement Plans                                 B-10
Dividends, Distributions & Federal Taxes                        B-12
Capital Shares                                                  B-13
Historical Performance Information                              B-13
Financial Statements                                            B-15




                                   THE TRUST


        Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

        As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

        In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants.
(17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust's assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust's total assets and may pledge assets as security for such borrowings.

        The above policies do not preclude the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2002 and 2001 the rates of total portfolio turnover were 17.61% and 22.03% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.


                                               TRUSTEES AND OFFICERS
         The Trustees of the Trust are Ernest E. Monrad, Bruce H. Monrad, Robert B. Minturn, C. Earl Russell,
Fred L. Glimp, J. Murray Howe and Peter J. Blampied.  Under Massachusetts law, the Trustees are generally responsible for the management of the Trust.  The following table provides certain information about the Trust's
Trustees and Officers:


                                                                                      Principal
                                Position(s) Held              Length of          Occupation(s) During      Other Directorships
Name, Address and Age              with Trust              Time Served (1)           Last 5 Years            held by Trustee
---------------------              ----------              -----------               ------------            ---------------
Trustees Who Are "Interested Persons" of the Trust and Officers
---------------------------------------------------------------
Ernest E. Monrad                   Trustee                    42 Years            Trustee of the Trust,    Century Shares Trust
50 Congress Street                                                                Chairman until May,
Boston, MA                                                                              2000               Century Capital
Age 72                                                                                                     Management Trust

                                                                                                           The New America High
                                                                                                           Income Fund, Inc.
                                                                                                           Northeast Investors
                                                                                                           Growth Fund
Bruce H. Monrad                    Chairman and Trustee       9 Years             Trustee and Officer of
50 Congress Street                                                                the Trust
Boston, MA
Age 40
William A. Oates, Jr.              President                  22 years            Trustee and President
50 Congress Street                                                                of Northeast Investors
Boston, MA                                                                        Growth Fund
Age 60
Gordon C. Barrett                  Executive Vice President   15 years            Officer of the Trust,
50 Congress Street                 and Treasurer                                  Northeast Investors
Boston, MA                                                                        Growth Fund, Northeast
Age 46                                                                            Investors Management,
                                                                                  Inc.
Robert B. Minturn                  Trustee, Clerk, and Vice   22 years            Clerk and Trustee of     Northeast Investors
50 Congress Street                 President                                      the Trust                Growth Fund
Boston, MA
Age 63

Trustees Who Are Not "Interested Persons" of the Trust
------------------------------------------------------
C. Earl Russell                    Trustee                    51 years            Adviser to the
50 Congress Street                                                                accounting firm of
Boston, MA                                                                        Russell, Brier & Co.
Age 94
Fred L. Glimp                      Trustee                    22 years            Special Assistant to
1350 Massachusetts Ave.                                                           President and former
Cambridge, MA                                                                     Vice President for
Age 76                                                                            Alumni Affairs and
                                                                                  Development of Harvard
                                                                                  University
J. Murray Howe                     Trustee                    16 years            Of counsel to the law
One Post Office Square                                                            firm of Sullivan &
Boston, MA                                                                        Worcester
Age 78

Peter J. Blampied                  Trustee                    2 years             President of Corcoran    Access Capital
100 Grandview Road                                                                Management Co. Inc.,     Strategies, LLC
Braintree, MA 02184                                                               real estate
Age 60                                                                                                     Environmental Power
                                                                                                                Corp.

(1) The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.

The Trustees have an Audit Committee consisting of Messrs. Russell, Glimp, Howe and Blampied. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Trust's independent accountants. The Committee held one meeting during the last fiscal year.

        The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

   The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

                          Name of Trustee                             Dollar Range of Equity Securities in the Trust
Trustees Who Are "Interested Persons" of the Trust
-----------------------------------------------------
Ernest E. Monrad                                                      Over $2,000,000
Bruce H. Monrad                                                       Over $2,000,000
Robert B. Minturn, Jr.                                                Over $100,000
Trustees Who Are Not "Interested Persons" of the Trust
------------------------------------------------------
C. Earl Russell                                                       $50,001-$100,000
Fred L. Glimp                                                         Over $100,000
J. Murray Howe                                                        $10,001-$50,000
Peter J. Blampied                                                     Over $100,000

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on December 31, 2002 was 1,726,252 shares (.70%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.

                            COMPENSATION OF TRUSTEES

        Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee paid to the Trustees and President for each of the fiscal years ended September 30, 2000, 2001 and 2002 was $7,932,510, $6,390,935, and
$7,353,792, respectively.

        The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2002 to the Trustees, President and Officers of the Trust from the Trustees fee or otherwise.

Name and Position                       Aggregate Compensation Paid

Ernest E. Monrad,  Trustee                      $2,503,430

Bruce H. Monrad, Chairman
and Trustee                                     $2,536,233

William A. Oates, Jr.,
President                                       $1,954,129

Gordon C. Barrett,
Executive Vice President
and Treasurer*                                  $  350,000

Robert B. Minturn, Vice President,
Clerk and Trustee                               $  240,000

C. Earl Russell, Trustee                        $   30,000

Fred L. Glimp, Trustee                          $   30,000

J. Murray Howe, Trustee                         $   30,000

Peter J. Blampied, Trustee                      $   30,000

 *Paid directly by the Trust; all other amounts shown are paid from the Trustees' fee.

Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation, financial and statistical services for the Trust and such office space as the Trust may require. No retirement benefits are provided by the Trust to any Trustee.




                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

The custodian for the Trust is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

The independent accountants for the Trust are PricewaterhouseCoopers LLP, One Sixty Federal Street, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Trust's annual financial statements included in the annual report to shareholders, consents to the use of their report relating to the financial statements and financial highlights on the Trust's filings with the SEC, and prepares the Trust's federal income and excise tax returns.

                                   BANK LOANS

The following table shows the Trust's borrowing in each of the ten years ended September 30, 2002.


                                                                                                      Average
                                                                                                     Amount of
                                                                                Average                 Debt
                                                         Amount of             Amount of           As a percentage
                                                            Debt                 Debt              of average net
Year Ended                                              Outstanding          Outstanding*              Assets*
----------                                              -----------          ------------              -------

September 30,

1993............................................           75,321,000              50,497,798              16.17%
1994............................................           54,363,000              41,432,102               7.42%
1995............................................            3,552,000              32,973,723               5.03%
1996............................................            8,331,405              88,985,931              10.35%
1997............................................                    0               4,166,183                .26%
1998............................................           90,826,838              36,630,591               1.59%
1999............................................          197,275,213              48,732,032               2.15%
2000............................................          127,443,774             163,418,832               9.80%
2001............................................                    0              42,175,565               3.18%
2002............................................                    0                       0               0.00%





                                   BROKERAGE

Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain the best security price available, and, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trust seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, the Trustees' policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During the fiscal year ended September 30, 2002, the Trust engaged in portfolio transactions involving broker-dealers totaling $1,143,838,470. Of this amount $911,450 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $16,623. The remaining $1,142,927,020 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal years ended September 30, 2000 and 2001 brokerage commissions paid totaled $62,785 and $30,520, respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2002 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

                           PRICE AND NET ASSET VALUE

It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including dividends accrued) less all liabilities by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made to the Trust's price for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.

        As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the trust; (ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the trust's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


                               SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.



                        TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA and Roth IRA

An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.


                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 30.5% of distributions withheld by the Trust.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.



                                 CAPITAL SHARES

The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       HISTORICAL PERFORMANCE INFORMATION

        From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:




Where:                  [(ERV/P)^1/N] - 1

P =     a hypothetical initial payment of $1,000
N =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all
dividends and distributions.   The Trust may also advertise total return
(a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.
A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended September 30, 2001 are set forth in the Prospectus.

From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

        Yield = 2[(a-b/cd + 1)^6 - 1] Where:

a =     dividends and interest earned during the period
b =     expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =     the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.


To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust's performance to performance as reported by other indices and averages or other investments for which reliable performance information is available The Trust's Annual Report contains additional performance information, and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.      Schedule of Investments as of September 30, 2002

2.      Statement of Assets and Liabilities as of September 30, 2002

3.      Statement of Operations for the Year Ended September 30, 2002

4. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2002

5.      Notes to Financial Statements for the year ended September 30, 2002

6.      Report of PricewaterhouseCoopers LLP, Independent Accountants


Schedule of Investments
September 30, 2002
Corporate Bonds & Notes                                                                  Value
Name of Issuer                                                  Principal               (Note B)
Apparel 1.30%
Polymer Group, Senior Sub. Notes Series B, 9%, 7/01/07 (a)      $5,100,000             $1,020,000
Polymer Group, Senior Sub. Notes Series B, 8.75%,
3/01/08 (a)                                                     18,922,000              3,784,400
Samsonite Corp. Senior Sub. Notes, 10.75%, 6/15/08              18,000,000             14,310,000
                                                                                       ----------
                                                                                       19,114,400

Building & Construction 0.43%
Aluma Enterprises, Inc., 7.5%, 12/31/01 (a)(e)                  1,665,386                 333,077
Henry Company Senior Notes Series B, 10%, 4/15/08               2,500,000               1,500,000
Nualt Enterprises, Inc., 6%,12/31/04 (e)                        7,042,799               4,481,925
                                                                                        ---------
                                                                                        6,315,002

Chemicals 5.95%
General Chemical Ind. Senior Sub. Notes, 10.625%,
5/01/09                                                         3,000,000               2,295,000
Huntsman Polymer Corp. Senior Notes, 11.75%, 12/01/04 (a)       2,000,000               1,140,000
LaRoche Ind. Sen. Sub. Notes Ser. B, 9.5%, 9/15/07 (a)         18,000,000                  45,000
Lyondell Senior Secured Notes Series B, 9.875%, 5/01/07 (b)    22,000,000              20,350,000
Lyondell Chemical Senior Sub. Notes, 10.875%, 5/01/09 (b)      10,000,000               8,275,000
Lyondell Chemical Senior Secured Notes, 11.125%, 7/15/12       20,000,000              19,400,000
Pioneer Americas Inc. Secured Notes, 10%, 12/31/08              7,371,655               5,086,442
Pioneer Americas Inc., FRN 5.355%, 12/31/06                     1,457,217                 976,335
Sterling Chemical Sen. Sub. Notes, 11.75%, 8/15/06 (a)         12,500,000               1,562,500
Sterling Chemical Sen. Sub. Notes Series A, 11.25%,
4/01/07 (a)                                                    30,025,000               3,753,125
Sterling Chemical Secured Notes, 12.375%, 7/15/06 (a)          23,990,000              24,709,700
                                                                                       ----------
                                                                                       87,593,102

Clothing 1.77%
St. John Knits Senior Sub. Notes, 12.5%, 7/1/09                10,000,000              10,500,000
West Point Stevens, Inc. Sen. Notes, 7.875%, 6/15/05           40,725,000              12,217,500
West Point Stevens, Inc. Sen. Notes, 7.875%, 6/15/08           11,750,000               3,348,750
                                                                                       ----------
                                                                                       26,066,250

Conglomerate 1.04%
Jordan Industries Sen. Sub. Disc. Notes Series B, 11.75%,
4/01/09                                                         6,616,713               1,323,343
Jordan Industries Senior Notes Series D, 10.375%, 8/01/07       9,500,000               5,510,000
Jordan Industries Senior Notes Series B, 10.375%, 8/01/07      14,500,000               8,410,000
                                                                                       ----------
                                                                                       15,243,343



Name of Issuer                                                  Principal               (Note B)
Electric Utilities 7.72%
Southern California Edison, 8.95%, 11/03/03 (b)               $60,000,000             $58,500,000
Pacific Gas & Electric Co. Senior FRN Notes, 7.575%,
10/31/01                                                       50,500,000              47,848,750
Pacific Gas & Electric Co. Senior Notes, 7.375%, 11/01/05       7,500,000               7,237,500
                                                                                       ----------
                                                                                      113,586,250

Energy/Natural Resources 10.94%
Contour Energy Co., Senior Secured Notes, 14%, 4/15/03          9,928,000               9,828,720
Giant Industries Sen. Sub. Notes, 11%, 5/15/12                  5,000,000               3,250,000
Husky Oil Bonds, 8.9/11.1875%, 8/15/28 (b) (c)                 20,000,000              21,000,000
KCS Energy Inc. Senior Sub. Notes, 8.875%, 1/15/06             12,500,000               8,531,250
Kelley Oil Senior Sub. Notes Series B, 10.375%, 10/15/06        7,500,000               2,625,000
Key Energy Senior Sub. Notes Series B, 14%, 1/15/09 (b)        10,235,000              11,821,425
Nuevo Energy Co. Senior Notes Series B, 9.5%, 6/01/08 (b)       8,250,000               8,363,437
Nuevo Energy Co. Senior Sub. Notes, 9.375%, 10/01/10            3,600,000               3,618,000
Parker Drilling Co. Senior Notes Series D, 10.125%, 11/15/09   19,195,000              18,235,250
Resource America, Inc. Senior Notes, 12%, 8/01/04               7,500,000               7,575,000
Swift Energy Co. Senior Sub. Notes, 10.25%, 8/01/09 (b)        10,000,000               9,950,000
Swift Energy Co. Senior Sub. Notes, 9.375%, 5/01/12            18,000,000              17,370,000
Tesoro Petroleum Corp. Senior Sub. Notes, 9%, 7/01/08 (b)      14,000,000               7,980,000
Transocean Sedco. Forex Notes, 6.75%, 4/15/05                   1,840,000               1,974,633
Universal Compression Sen. Disc. Notes, 0/9.875%,
2/15/08 (d)                                                    22,500,000              22,275,000
Wiser Oil Co. Sen. Sub. Notes, 9.5%, 5/15/07                    8,655,000               6,577,800
                                                                                      -----------
                                                                                      160,975,515

Entertainment 3.80%
AMC Entertainment, Inc. Senior Sub. Notes, 9.5%, 3/15/09       19,000,000              16,957,500
AMC Entertainment, Inc. Senior Sub. Notes, 9.875%, 2/01/12     16,500,000              14,767,500
AMC Entertainment, Inc. Senior Sub. Notes, 9.5%, 2/01/11       10,400,000               9,256,000
Cinemark USA, Inc. Senior Sub. Notes Series B, 9.625%,
8/01/08                                                         3,000,000               2,805,000
Cinemark USA, Inc. Senior Sub. Notes Series D, 9.625%,
8/01/08                                                         6,500,000               6,045,000
Cinemark USA, Inc. Senior Sub. Notes Series B, 8.5%,
8/01/08                                                         4,675,000               4,090,625
Regal Cinemas, Inc. Senior Sub. Notes Series B, 9.375%,
2/01/12                                                         2,000,000               2,050,000
                                                                                       ----------
                                                                                       55,971,625

Financial Services 1.05%
Finova Group, Inc. Notes, 7.5%, 11/15/09                        9,085,000               2,725,500
Metris Companies, Inc. Senior Notes, 10.125%, 7/15/06 (b)      15,000,000              11,250,000
Metris Companies, Inc. Senior Notes, 10%, 11/01/04              2,000,000               1,500,000
                                                                                       ----------
                                                                                       15,475,500



Name of Issuer                                                  Principal               (Note B)
Food & Beverage 1.10%
Chiquita Brands Senior Notes, 10.56%, 3/15/09                  $7,328,697              $7,621,845
Envirodyne Industries, Inc. Senior Notes, 10.25%, 12/01/01 (a) 20,395,000               6,373,438
Mrs. Fields Original Cookies Senior Sub. Notes, 10.125%,
12/01/04                                                        3,500,000               2,240,000
                                                                                       ----------
                                                                                       16,235,283

Food Processing 1.13%
Agrilink Foods, Inc. Senior Sub. Notes, 11.875%, 11/01/08       9,000,000               9,450,000
SC International Service Senior Sub. Notes Series B, 9.25%,
9/01/07 (b)                                                    11,600,000               7,192,000
                                                                                       ----------
                                                                                       16,642,000

Food Service 1.01%
Aurora Food, Inc. Senior Sub. Notes Series D, 9.875%,
2/15/07                                                         9,000,000               5,310,000
Aurora Food, Inc. Senior Sub. Notes Series B, 9.875%,
2/15/07                                                         4,500,000               2,655,000
Aurora Food, Inc. Senior Sub., 8.75%, 7/01/08                   8,250,000               4,537,500
B&G Foods Senior Sub. Notes Series D, 9.625%, 8/01/07           2,250,000               2,289,375
                                                                                       ----------
                                                                                       14,791,875

Gaming 9.73%
Boyd Gaming Senior Sub. Notes, 9.5%, 7/15/07 (b)               25,000,000              25,812,500
Fitzgeralds Gaming Corp. Senior Sec. Notes, 12.25%,
12/15/04 (a)                                                    1,069,009                 374,153
Trump Atlantic City First Mortgage Notes, 11.25%, 5/01/06      90,530,000              66,992,200
Venetian Casino/Las Vegas Sands, 11%, 6/15/10                  50,000,000              50,000,000
                                                                                      -----------
                                                                                      143,178,853

Grocery Stores 3.07%
Fleming Co., Inc. Senior Sub. Notes, 9.875%, 5/01/12           21,000,000              11,130,000
Fleming Co., Inc. Senior Sub. Notes Ser D, 10.625%, 7/31/07    15,000,000               9,000,000
Fleming Co., Inc. Senior Notes, 10.125%, 4/01/08 (b)           14,000,000              10,640,000
Fleming Co., Inc. Convertible Notes, 5.25%, 3/15/2009           3,000,000               1,080,000
Fleming Co., Inc. Senior Notes, 9.25%, 6/15/10                  4,309,000               3,145,570
Pathmark Stores, Inc. Senior Sub. Notes 8.75%, 2/01/12          1,000,000                 930,000
Penn Traffic Senior PIK Notes, 11%, 6/29/09                    10,032,560               9,179,792
                                                                                       ----------
                                                                                       45,105,362

Health Care Supplies 0.03%
Global Health Sciences Company Senior Notes, 11%,
5/1/08 (a) (e)                                                  5,000,000                 400,000


Hotels 0.69%
Lodgian Financing Corp. Senior Sub. Notes, 12.25%, 7/15/09     18,500,000              10,082,500


Name of Issuer                                                  Principal               (Note B)
Manufacturing/Service Industry 1.83%
Blount, Inc. 7%, 6/15/05 (b)                                  $14,505,000             $12,329,250
Haynes International Senior Notes, 11.625%, 9/01/04            10,000,000               7,300,000
Key Components LLC Senior Notes, 10.5%, 6/01/08                 7,500,000               7,312,500
                                                                                       ----------
                                                                                       26,941,750

Metals & Mining 2.31%
Acme Metal, Inc. Senior Notes, 10.875%, 12/15/07 (a)           20,000,000                   2,000
CF&I Acquisition Term Loan, 9.5%, 3/31/03                       1,213,672               1,155,250
Golden Northwest Aluminum, First Mortgage Notes, 12%,
12/15/06                                                       12,500,000               4,750,000
Inland Steel Corp. First Mortgage Nts. Series R, 7.9%,
1/15/07 (b)                                                     6,500,000               3,477,500
Kaiser Aluminum Chemical Corp. Sen. Sub. Notes, 12.75%,
2/01/03 (a)                                                    46,230,000               5,547,600
Kaiser Aluminum Chemical Corp. Sen. Nts. Ser. B, 10.875%,
10/15/06 (a)                                                   12,000,000               8,160,000
Kaiser Aluminum Chemical Corp. Series D, 10.875%,
10/15/06 (a)                                                    1,500,000               1,020,000
LTV Steel Co., Inc. Senior Notes, 8.2%, 9/15/07 (a)             8,000,000                  10,000
LTV Steel Co., Inc. Senior Notes, 11.75%, 11/15/09 (a)          7,500,000                   9,375
National Steel Corp. First Mortgage Notes, 8.375%,
8/01/06 (a)                                                     3,000,000               1,020,000
Ormet Corp. Senior Notes, 11%, 8/15/08 (b)                     15,000,000               8,850,000
                                                                                       ----------
                                                                                       34,001,725

Miscellaneous Manufacturing 1.15%
Amtrol, Inc. Senior Sub. Notes, 10.625%, 12/31/06               6,645,000               3,654,750
Evenflo Company, Inc. Senior Notes Series B, 11.75%,
8/15/06 (a)                                                     7,000,000                 490,000
Great Lakes Corp. Senior Sub. Notes, 11.25%, 8/15/08            9,000,000               9,281,250
LLS Corporation Senior Sub. Notes, 11.625%, 8/01/09 (a)         6,000,000                 300,000
Remington Product Co. Sen. Sub. Notes Series D, 11%,
5/15/06                                                         4,000,000               3,200,000
                                                                                       ----------
                                                                                       16,926,000
Oil/Gas Exploration 1.02%
Comstock Resources Inc. Senior Notes, 11.25%, 5/01/07 (b)      14,500,000              15,080,000


Packaging and Container 1.84%
Owens-Illinois, Inc. Senior Notes, 7.85%, 5/15/04 (b)          14,000,000              13,300,000
Owens-Illinois, Inc. Senior Notes, 7.15%, 5/15/05 (b)          15,000,000              13,800,000
                                                                                       ----------
                                                                                       27,100,000

Paper/Forest Products 1.69%
American Tissue, Inc. Senior Secured Notes, 12.5%,
7/15/06 (a)                                                    16,000,000               3,200,000
Crown Paper Senior Sub. Notes, 11%, 9/01/05 (a)                14,950,000                  56,063
Four M Corporation Senior Notes, Series B, 12%, 6/01/06         1,500,000               1,545,000
Maxxam Group Holdings, Inc. Senior Notes Series B, 12%,
8/01/03                                                        11,000,000              10,697,500
Stone Container Corp. Senior Notes, 11.5%, 8/15/06 (b)          9,000,000               9,405,000
                                                                                       ----------
                                                                                       24,903,563

Products and Manufacturing 1.42%
Motors and Gears, Inc. Senior Notes Series D, 10.75%,
11/15/06 (b)                                                   22,410,000              20,897,325


Recreation 2.32%
Coast Hotels & Casino Company Gtd. Notes, 9.5%,
4/01/09 (b)                                                    15,000,000              15,675,000
Greenmarine Holdings Debentures, 9.125%, 4/15/17 (a)            9,750,000                  12,187
Hollywood Park Inc., Senior Sub. Notes Series B, 9.25%,
2/15/07                                                        21,307,000              18,430,555
Outboard Marine Corp. Senior Notes Series B, 10.75%,
6/01/08 (a)                                                     8,000,000                  10,000
                                                                                       ----------
                                                                                       34,127,742

Retail 1.16%
Eye Care Centers of America, Inc. Senior Notes, 9.125%,
5/01/08                                                        10,000,000               8,337,500
Eye Care Centers Sub. Nts. FRN, 6.078%, 5/01/08                 5,000,000               3,500,000
National Vision Senior Notes, 12%, 3/30/09                      8,013,485               5,208,765
                                                                                       ----------
                                                                                       17,046,265

Retail Food Chains 4.67%
Advantica Restaurant Group Senior Notes, 11.25%, 1/15/08       58,768,700              44,076,525
American Restaurant Group Senior Notes Series D, 11.5%,
11/01/06 (b)                                                   15,886,000              14,416,545
FRD Acquisition Senior Notes Series B, 12.5%, 7/15/04 (a)      15,000,000               1,368,750
Foodmaker Inc., 8.375%, 4/15/08                                 3,700,000               3,737,000
Planet Hollywood Secured, 10%, 5/09/05 (a)                      3,000,000                 300,000
Romacorp, Inc. Senior Notes, 12%, 7/01/06 (b)                   7,500,000               4,856,250
                                                                                       ----------
                                                                                       68,755,070

Transportation 0.73%
Avis Rent A Car Senior Sub. Notes, 11%, 5/01/09 (b)            10,000,000              10,728,300

Miscellaneous 0.14%
Hines Horticulture Senior Sub. Notes Series B, 12.75%,
10/15/05                                                        1,951,000               2,029,040
Mosler, Inc. Senior Notes, 11%, 4/15/03 (a)                    10,340,000                  25,850
                                                                                        ---------
                                                                                        2,054,890

Total Corporate Bonds & Notes  71.04%
(cost $1,498,112,088)                                                              $1,045,339,490

Foreign Bonds                                                                           Value
Name of Issuer                                                  Principal               (Note B)
Foreign Bonds  1.82%
Brazil C Bond Debentures, 8%, 4/15/14                         $12,314,117              $6,018,525
Argentina Global Bonds, 12%, 6/19/31 (a)                       34,249,578               6,062,175
Republic of Brazil Discount Ser Z-L, 14.5%, 10/15/09           26,366,000              14,633,130
Euro Stabilization Advances, 12/15/26 (f) GBP                     133,613                  54,489
                                                                                      -----------
Total Foreign Bonds (cost $56,010,721)                                                $26,768,319

Stocks                                                          Number of
Name of Issuer                                                  Shares
Common Stocks 7.04%
Chiquita Brands, Inc. (f)                                       1,039,148              16,054,837
Chubb Corp. (b)                                                   300,000              16,449,000
Darling International, Inc. (f)                                   745,530                 708,254
Denny s Corp. (f)                                               1,217,762                 925,499
Dictaphone, Inc. (f)                                              225,489               1,183,817
Homefed Corp. (f)                                                  72,000                  71,280
International Airline Support Group (f)                           224,540                 154,932
JPS Capital (f)                                                 1,038,823               4,207,233
J P Morgan Chase & Co.                                            370,000               7,026,300
MAXXAM, Inc. (f)                                                  200,000               1,480,000
National Vision Inc. (f)                                          349,784                 262,338
NL Industries                                                     528,300               7,665,633
Nualt Enterprises (e) (f)                                          10,752                     108
Ontario Limited (e)                                                 1,773                       6
Pathmark Stores (f)                                             1,600,398              14,643,642
Penn Traffic Common (f)                                         1,906,164              12,447,251
Pioneer America (f)                                               282,700               1,060,125
Planet Hollywood (f)                                              132,500                   1,325
Prandium (f)                                                      869,935                 956,928
Safelite Glass Corp., Class B (e) (f)                             109,677               1,076,467
Safelite Realty Corp. (e) (f)                                       7,403                      66
Smurfit-Stone Container (f)                                       257,142               3,229,703
Tokheim (f)                                                       163,841                  24,576
Trilanco 2 Limited (e) (f)                                             98                       1
Trilanco 3 Limited (e) (f)                                             98                       1
Walter Industries, Inc.                                           500,000               6,140,000
WestPoint Stevens, Inc. (b) (f)                                 1,600,000               1,568,000
Zions Bancorporation                                              145,600               6,337,968
                                                                                     ------------
Total Common Stocks (cost $264,948,991)                                              $103,675,290

Preferred Stock
Preferred Stock 0.32%
American Restaurant Group, PIK 12% (e)                              6,360               4,770,000
                                                                                       ----------
Total Preferred Stocks (cost $6,007,415)                                               $4,770,000


                                                                Number of
                                                                Shares or               Value
Warrants                                                        Units                   (Note B)
Warrants 0.13%
American Restaurant Group Warrants (f)                              3,500                     $35
Dictaphone Warrants (f)                                           203,566                  25,446
Key Energy Service Warrants (f)                                    15,000                 840,000
Safelite Glass Corp. A Warrants (e) (f)                           268,788                 596,946
Safelite Glass Corp. B Warrants (e) (f)                           179,192                 383,521
Tokheim Jr. Warrants (f)                                          101,133                   1,012
                                                                                       ----------
Total Warrants   (cost $9,265,599)                                                     $1,846,960


U.S. Short Term Securities                                                              Principal
U.S. Short Term Securities 16.96%
US Treasury Bill, 10/03/02                                     50,000,000              49,995,500
US Treasury Bill, 10/17/02                                     25,000,000              24,982,500
US Treasury Bill, 11/21/02                                     50,000,000              49,890,000
US Treasury Bill, 11/29/02                                     50,000,000              49,872,000
US Treasury Bill, 12/05/02                                     75,000,000              74,790,000
Total US Government Obligations                                                       -----------
(cost $249,508,035)                                                                  $249,530,000

Repurchase Agreement 0.22%
Investors Bank & Trust Repurchase Agreement, 1.01% due
10/01/02 $3,202,710*                                                                    3,202,710
Total Repurchase Agreement                                                              ---------
(cost $3,202,710)                                                                      $3,202,710

Total Investments  97.53%
(cost $2,087,055,559)                                                              $1,435,132,769
                                                                                   --------------
Net Other Assets   2.47%                                                               36,337,225
                                                                                   --------------
Net Assets  100%                                                                   $1,471,469,994
                                                                                   --------------

* Acquired on September 30, 2002. Collateralized by $3,363,252 of U.S. Government mortgage-backed securities due 12/01/22. The maturity value is $3,202,800.
(a) Non-income producing security due to default or bankruptcy filing.
(b) All or a portion of security has been pledged to collateralize short-term borrowings.
(c) Represents a step-up coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
(d) Represents a zero coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
(e) Security is fair valued as determined in good faith under consistently applied procedures approved by the Board of Trustees.
(f) Non-income producing security.
PIK Payment in Kind
GBP Principal denoted in British Pounds Sterling
FRN Floating Rate Note
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
September 30, 2002
Assets
Investments at market value (cost 2,087,055,559)                $1,435,132,769
Receivable for interest                                             36,639,393
Receivable for investments sold                                      1,163,187
Receivable for shares sold                                           1,698,941
Receivable for dividends                                               105,000
                                                                 -------------
Total Assets                                                     1,474,739,290

Liabilities
Payable for shares repurchased                                      $1,181,162
Payable for trustee fees                                             1,841,591
Accrued expenses                                                       246,543
                                                                     ---------
Total Liabilities                                                    3,269,296

Net Assets                                                      $1,471,469,994

Net Assets Consist of:
Capital, at a $1.00 par value                                     $208,979,224
Paid in surplus                                                  2,010,862,125
Distribution in excess of net investment income                     (4,441,828)
Accumulated net realized loss on investments                       (92,006,737)
Net unrealized depreciation of investments                        (651,922,790)
                                                                --------------
Net Assets                                                      $1,471,469,994

Net Asset Value, offering price and redemption price per share
($1,471,469,994/208,979,224 shares)                                     $7.05
                                                                        -----

The accompanying notes are an integral part of the financial statements.


Statement of Operations
Year Ended September 30, 2002
Investment Income
Interest                                                          $131,232,018
Dividends                                                            1,519,320
Other Income                                                           261,967
                                                                   -----------
Total Income                                                       133,013,305

Expenses
Trustee fees                                                        $7,353,792
Administrative expenses and salaries                                 1,345,735
Computer and related expenses                                          397,070
Legal fees                                                             275,892
Commitment fees                                                        200,402
Printing, postage and stationery fees                                  144,567
Auditing fees                                                           96,250
Insurance                                                               45,512
Registration and filing fees                                            38,400
Custodian fees                                                          18,440
Telephone                                                               18,110
Other expenses                                                          10,641
                                                                     ---------
Total Expenses                                                       9,944,811
                                                                   -----------
Net Investment Income                                              123,068,494
                                                                   -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investment transactions              (89,737,960)
Change in unrealized appreciation/(depreciation) of investments      9,658,656
                                                                   -----------
Net Increase in Net Assets Resulting from Operations               $42,989,190
                                                                   -----------
The accompanying notes are part of the financial statements.


Statements of Changes
in Net Assets
                                                        Year Ended                      Year Ended
                                                        September 30,                   September 30,
                                                        2002                            2001
Increase (Decrease) in Net Assets
From Operations:
Net investment income                                   $123,068,494                    $147,399,957
Net realized gain (loss) from investment transactions    (89,737,960)                    (11,591,104)
Change in unrealized (depreciation) of investments         9,658,656                    (243,981,524)
                                                        ------------                    ------------
Net Increase (Decrease) in Net Assets Resulting
from Operations                                           42,989,190                    (108,172,671)
                                                        ------------                    ------------
Distributions to Shareholders from Net Investment
Income                                                  (123,928,252)                   (156,028,429)
                                                        ------------                    ------------
From Net Trust Share Transactions                        380,267,157                       5,750,557
                                                        ------------                    ------------
Total Increase (Decrease) in Net Assets                  299,328,095                    (258,450,543)

Net Assets:
Beginning of Period                                    1,172,141,899                   1,430,592,442
                                                      --------------                  --------------
End of Period                                         $1,471,469,994                  $1,172,141,899
                                                      --------------                  --------------

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                                                Year Ended September 30,
                                                2002#           2001            2000            1999            1998
Per Share Data....
Net Asset Value:
Beginning of Period                             $7.42           $9.08           $10.08          $10.42          $11.79
Income From Investment Operations:
Net investment income                            0.65            0.92             1.02            1.05            1.01
Net realized and unrealized gain (loss) on
investment                                      (0.35)          (1.61)           (0.90)          (0.23)          (1.42)
                                                 ----           -----            -----            -----          -----
Total from investment operations                 0.30           (0.69)            0.12            0.82           (0.41)
                                                 ----           -----            -----            -----          -----
Less Distributions:
Net investment income                           (0.67)          (0.97)           (1.12)          (0.98)          (0.96)
Capital Gain                                                                                     (0.18)
                                                 ----           -----            -----           ------          -----
Net Asset Value:
End of Period                                   $7.05           $7.42            $9.08          $10.08          $10.42

Total Return                                     4.00%          (8.18%)           1.29%           7.99%          (4.13%)
Ratios & Supplemental Data
Net assets end of period (in millions)        $1,471.5         $1,172.1         $1,430.1        $2,059.1        $2,046.7
Ratio of operating expenses to average net
assets*                                         0.70%           0.86%             1.22%           0.73%           0.70%
Ratio of interest expense to average net
assets                                          0.00%           0.21%             0.61%           0.12%           0.09%
Ratio of net investment income to average
net assets                                      8.61%          11.10%            10.84%           9.99%           8.73%
Portfolio turnover rate                        17.61%          22.03%             3.80%          27.00%          63.80%
* Includes Interest Expense When Applicable
  Per Share Data calculated using the Average Share Method
#As required, effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and
Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by
$0.01, increase net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.75% to 8.61%. Per share data and ratios for periods prior to
September 30, 2002 have not been restated to reflect this change in presentation.


Notes to Financial Statements for the
year ended September 30, 2002

Note A Organization
Northeast Investors Trust (the Trust), a diversified open end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B Significant Accounting Policies

Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. The market value of securities fair valued by the Board of Trustees on September 30, 2002 was 12,042,118, which represented .82% of net assets.

Federal Income Taxes: It is the Trust s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/tax differences that may exist.

State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in surplus. The Trust s distributions and dividend income are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective October 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on all debt securities. The cumulative effect of this accounting change will not impact total net assets of the Trust, but will result in a $4,302,465 reduction in cost of securities and a corresponding $4,302,465 decrease in net unrealized depreciation. The effect of this change, for the year ended September 30, 2002, was to decrease net investment income by $1,986,561, decrease net unrealized depreciation by $1,570,456 and decrease net realized losses by $416,105. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change. The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C Trustees Compensation
Trustees compensation has been computed at the rate of 1 /8 of 1% of the net assets (before deduction of accrued Trustees compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. The total number of the Trust s shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2002 was 1,560,467 shares (.75%).

Note D Shares of Beneficial Interest
At September 30, 2002, there were unlimited shares of beneficial interest authorized with a par value of $1.00 Transactions in shares of beneficial interest were as follows:

                                                                Year Ended                      Year Ended
                                                                September 30, 2002              September 30, 2001
                                                       Shares          Amount          Shares          Amount
Shares Sold                                        165,947,515     $1,240,005,194    98,020,027    $818,255,734
Shares issued to shareholders
in reinvestment of distributions
from net investment income                          11,978,945         88,186,763    12,263,153     101,482,103
                                                   -----------     --------------    ----------    ------------
                                                   177,926,460      1,328,191,957   110,283,180     919,737,837

Shares repurchased                                (127,050,410)      (947,924,800) (109,828,931)   (913,987,280)
                                                   -----------     --------------   -----------     -----------
Net Increase (Decrease)                             50,876,050       $380,267,157       454,249      $5,570,557


Note E Purchases and Sales of Investments
The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $364,861,530 and $235,656,484 respectively, for the period ended September 30, 2002.

Note F Short term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2002 the Trust had unused lines of credit amounting to $200,000,000 and there was no outstanding balance.

Notes to the Financial Statements
continued
The committed lines of credit may be terminated at the bank s option at their annual renewal dates.
Average amount outstanding (total of daily outstanding principal balances divided by number of days with debt outstanding during the period) $19,663,586
Average annualized interest rate                                         2.33%

Note G-Repurchase Agreement
On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note H Additional Tax Information
The tax character of distributions paid during the fiscal year ended September 30, 2002 was as follows:
Distributions paid from:
Ordinary income                                                 $123,928,252
As of September 30, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:
Undistributed earnings (distributions in excess of)
ordinary income net                                               11,097,726
Capital loss carryforward                                         (2,610,851)
Timing Differences (post October losses)                         (89,395,886)
Unrealized gains (losses) net                                   (658,675,711)
Total accumulated earnings (losses) net                         (739,584,722)
Capital loss carryforward years of expiration                     (2008-2010)
At September 30, 2002 the Fund s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:
Tax cost
Gross unrealized gain                                              20,856,067
Gross unrealized loss                                            (679,531,778)
Net unrealized security gain (loss)                              (658,675,711)

Report of Independent Accountants
To the Shareholders and Trustees of Northeast Investors Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Trust (the Trust) at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Trust s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of investments owned at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
November 20, 2002
Boston, Massachusetts





PART C. OTHER INFORMATION

Item 24.  Financial Statemets and Exhibits

          (a) The following financial statements and related information are included in the Statement of Additional Information:

1.   Statement of Assets and Liabilities as of September 30, 2002.

2.   Statement of Operations of the year ended September 30, 2002.

3. Statement of Changes in Net Assets for each of the two years in the period ended September 30, 2002.

4.   Schedule of Investments as of September 30, 2002.

5.   Notes to financial statements for the year ended September 30, 2002.

6.   Report of PricewaterhouseCoopers LLP, Independent Accountants.

          In addition, the Consent of Independent Accountants is included in Part C.

          (b) The following Exhibits are filed herewith.

          (1)       Exhibit  1--             Restated Agreement and Declaration
                                             of Trust as amended through
                                             February 9,1987(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (2)       Not Applicable

          (3)       Not Applicable

          (4)       Exhibit  4--             Form of Certificate representing
                                             shares of beneficial interest
                                             (filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (5)       Not Applicable

          (6)       Not Applicable

          (7)       Not Applicable

          (8)       Exhibit 8 --             Custodian Agreement(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (9)       Not Applicable

          (10)      Not Applicable

          (11)      Not Applicable

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Exhibit 14               IRA Custodial Account Agreement
                                             (filed herewith)

          (15)      Not Applicable

          (16)      Exhibit 16               Code of Ethics(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of September 30, 2002 is as follows:

               (1)                                (2)
          Title of Class                     Number of Record Holders

     Shares of Beneficial Interest              23,522

Item 27.  Indemnification

          Registrant's Declaration of Trust contains the following provisions:

          "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgements or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the exitence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropiate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

     The Registrant has been advised that in the opion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an offecer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropiate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 50 COngress Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-1A of our report dated November 20, 2002, relating to the financial statements and financial highlights of Northeast Investors Trust, which appear in such Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Custodian and Independent Accountants", and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2003





SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 31st day of January, 2003. Registrant represents that this amendment meets the requirements for Northeast Investors Trust

                                                By s/Bruce H. Monrad
                                                Bruce Monrad, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title                              Date
s/Bruce H. Monrad               Chairman of the Trustees        January 31, 2003
  Bruce H Monrad                and person performing
                                function of pricipal
                                executive officer

s/Ernest E. Monrad              Trustee                         January 31, 2003
Ernest E. Monrad

s/Gordon C. Barrett             Executive Vice President,       January 31, 2003
Gordon C. Barrett               Treasurer and person
                                performing functions of
                                principal financial and
                                accounting officer

s/Robert B. Minturn, Jr.        Trustee                         January 31, 2003
Robert B. Minturn, Jr.

s/Fred L. Glimp                 Trustee                         January 31, 2003
Fred L. Glimp

J. Murray Howe                  Trustee                         January 31, 2003

C. Earl Russell                 Trustee                         January 31, 2003

Peter Blampied                  Trustee                         January 31, 2003
--------------------------------------------------------------------------------
                                   NORTHEAST
                                   INVESTORS
                                    ROTH IRA
                              DISCLOSURE STATEMENT
                               50 Congress Street
                                   Suite 1000
                        Boston, Massachusetts 02109-4096
                           Telephone: 1-617-523-3588
                                 1-800-225-6704

                               TABLE OF CONTENTS
                                                               Page
INTRODUCTION                                                    1
        Roth IRA vs. Traditional IRA                            1
ESTABLISHING A ROTH IRA                                         1
        How To Open A Roth IRA                                  1
        How To Open A Conversion Or Rollover Roth IRA           2
        How To Open A Spousal Roth IRA                          2
        How To Withdraw From A Roth IRA                         2
        Summary                                                 3
GENERAL INFORMATION                                             3
        Revocation                                              4
        Three Important Points                                  4
        Investments                                             5
ELIGIBILITY                                                     5
        Roth IRAs For You And Your Spouse                       5
        Roth IRAs For Divorced Individuals                      5
CONTRIBUTIONS                                                   5
        IRA Annual Contribution Limits                          5
        Coordination With Traditional IRA Contributions         6
        Special Catch-Up Contribution Rules                     6
        Adjusted Gross Income                                   6
        Contribution Limits Based On AGI                        7
        Due Date For Contributions                              7
        Conversion Or Rollover Contributions From A
        Traditional IRA                                         8
        Will Conversion Of My Traditional IRA Be Advantageous?  8
        Rollovers From One Roth IRA To Another                  9
DEDUCTIONS                                                      9
        No Deductions                                           9
        Income Tax Credit For Contributions                     9
INVESTMENTS                                                    10
        Investment Choices                                     10
        Growth Of Your Account                                 10
EXCESS CONTRIBUTIONS                                           10
RECHARACTERIZING YOUR CONTRIBUTION                             11

WITHDRAWALS                                                    12
        Withdrawals From Your Roth IRA                         12
        No Mandatory Withdrawals At Age 70 1 /2                15
        How To Make Withdrawals                                15
A WORD ABOUT REPORTING                                         15
DEATH BENEFITS                                                 15
SOME THINGS TO AVOID                                           16
MAINTENANCE FEE AND OTHER CHARGES                              16
        Annual Maintenance Fee                                 16
        Tax Withholding Fee                                    16
STATE TAX RULES                                                17
IRS REPORTS AND RETURNS                                        17
NORTHEAST INVESTORS ROTH IRA CUSTODIAL AGREEMENT               18
NORTHEAST INVESTORS ROTH IRA APPLICATION FORM                  23
NORTHEAST INVESTORS ROTH IRA TRANSFER FORM                     29
NORTHEAST INVESTORS UNIVERSAL IRA WITHDRAWAL FORM              31

                              NORTHEAST INVESTORS
                         ROTH IRA DISCLOSURE STATEMENT
INTRODUCTION
This Northeast Investors Roth IRA Disclosure Statement (the Disclosure Statement) provides a general, non-technical explanation of the rules governing your Northeast Investors Roth Individual Retirement Account (Roth IRA). However, the Northeast Investors Roth IRA Custodial Agreement (the Custodial Agreement) and Northeast Investors Roth IRA Application Form (the Application Form) are the primary documents controlling the terms and conditions of your Northeast Investors Roth IRA, and these shall govern should there appear to be any inconsistency with the Disclosure Statement.

The Disclosure Statement reflects the provisions of the Internal Revenue Code (the Code) as in effect as of the date the Disclosure Statement was prepared. Please consult your tax advisor for more complete information and to review any applicable tax law changes. Also, refer to the Internal Revenue Services
(the IRS) Publication 590 or visit the IRS website at www.irs.gov for additional information.

Roth IRA vs. Traditional IRA

This Disclosure Statement describes the Northeast Investors Roth IRA, which became available January 1, 1998. The booklet does not describe our Traditional IRA, which has been available for many years.
The main difference between a Roth IRA and a Traditional IRA is that contributions to a Traditional IRA may be deductible on your Federal income tax return. Later, withdrawals are taxable (except for any prior nondeductible contributions). Contributions to a Roth IRA are not deductible. However, withdrawals that meet certain requirements are not included in your taxable income. This means that income and growth achieved while your contributions were in the Roth IRA can be withdrawn tax-free, a unique benefit. Also, unlike a Traditional IRA, contributions to a Roth IRA may be made after age 70 1 /2 , and during your lifetime there are no mandatory required minimum distribution rules for Roth IRAs.
Different features of Roth IRAs and Traditional IRAs may make one or the other better for you. Consult your own tax or financial advisor for more information. If you would like materials for a Northeast Investors Traditional IRA, please call us at 1-800-225-6704.
Finally, please note that because Roth IRAs are relatively new, many of the tax law rules are not definitively set forth. The IRS has issued proposed regulations on Roth IRAs, but these are subject to change. The material in this booklet is based on the latest available information. However, if you have a specific question about how the Roth IRA rules apply to your particular situation or about the latest Roth IRA developments or any changes in the rules, consult a qualified professional or the IRS.

ESTABLISHING A ROTH IRA

HOW TO OPEN A ROTH IRA
To open a Northeast Investors Roth IRA, please complete and sign the enclosed Application Form, and if needed the Northeast Investors Roth IRA Transfer Form (the Transfer Form). Please make sure that sections 1 through 4 of the Application Form are completed and that you sign in section 5.
Send the completed and signed Application Form along with either a check for your initial contribution or the Transfer Form if applicable.

A minimum of $500 is required to open your Roth IRA. Anytime thereafter you may make contributions of any amount to your Northeast Investors Roth IRA as long as you do not exceed the limits on contributions. For further information regarding the contribution rules, please see the Contribution section herein.

HOW TO OPEN A CONVERSION OR ROLLOVER ROTH IRA
If your (or your and your spouses combined) adjusted gross income does not exceed $100,000, you may convert your existing Northeast Investors Traditional IRA to a Roth IRA. Or you may establish a Northeast Investors Roth IRA to receive a rollover distribution or a direct transfer from a Traditional IRA account with another custodian, thus converting it into a Roth IRA. (You may not rollover or convert a Traditional IRA to a Roth IRA if you are married but file a single tax return, or if your adjusted gross income for the year exceeds $100,000.) A conversion or rollover from a Traditional IRA will not be subject to a 10% premature withdrawal penalty, but the taxable amount converted or rolled over will be subject to Federal income tax at the time of the rollover or conversion. State tax rules may be different. For further information regarding rollovers/conversions, please see Conversion Or Rollover Contributions from a Traditional IRA section herein. You may elect to open a Roth IRA account to hold both annual contributions and conversion, rollover or transfer amounts by simply completing one Roth IRA Application Form, and if needed, one Roth IRA Transfer Form. You must complete separate Roth IRA Application Forms (as well as, if necessary, a Roth IRA Transfer Form) if you want to maintain separate Roth IRA accounts to hold annual contribution amounts and amounts converted, rolled over or transferred. Also, you may roll over a withdrawal from another Roth IRA with a different custodian, or make a direct transfer from the other Roth IRA, to a Northeast Investors Roth IRA. For a conversion or direct rollover, complete the Roth IRA Application Form and the Roth IRA Transfer Form.

HOW TO OPEN A SPOUSAL ROTH IRA
For a spousal Roth IRA, your spouse must complete a Roth IRA Application Form (sections 1 through 4). You may be eligible to contribute up to a combined maximum of twice the individual annual contribution limit to your Roth IRA and the spousal Roth IRA. For further information regarding Roth IRAs for your spouse, please see the Eligibility and Contribution sections herein.

HOW TO WITHDRAW FROM A ROTH IRA
A Northeast Investors Universal Withdrawal Authorization Form (the Withdrawal
Form) is enclosed in this booklet and additional forms may be requested from Northeast Management & Research Company, Inc. You generally must be at least age 59 1 /2 and have a Roth IRA account that has been open for five or more years to take a tax-free withdrawal representing earnings or share growth in your account. (You may withdraw the principal amount contributed without incurring additional tax or penalty.) A signature guarantee is required on all withdrawals over $5,000. For further information on withdrawals, please see the Withdrawals section herein. If you do not meet the requirements for a tax-free withdrawal, the earnings and appreciation in your Roth IRA account that you withdraw will be taxable. Also, if you are under 59 1 /2 the 10% IRS penalty tax will apply unless there is an available exception.

SUMMARY
In summary, please send the following: (1) the Roth IRA Application Form with sections 1 through 4 completed and section 5 signed; (2) a check in the amount of your initial contribution, made payable to Northeast Management & Research Company, Inc.; (3) the completed Roth IRA Transfer Form for a conversion or direct rollover and (4) a check in the amount of $10.00 if you are paying the annual maintenance fee.
All checks should be payable to Northeast Management & Research Company,
Inc. Send all completed forms, checks and any other correspondence to:

Northeast Management & Research Company, Inc.
50 Congress Street, Suite 1000
Boston, MA 02109-4096

If you have any questions please call us at 1-617-523-3588 or 1-800-225-6704. RETAIN A PHOTOCOPY OF THE COMPLETED FORMS, CHECK AND ANY
OTHER CORRESPONDENCE FOR YOUR RECORDS.
GENERAL INFORMATION
A Northeast Investors Roth IRA is a convenient and sensible method of saving for retirement or other long-term needs. The Roth IRA is named for Senator William Roth, who pushed for the Roth IRA concept. Roth IRAs became available in 1998. In a Traditional IRA, you may get a tax deduction when your contributions go in, but you pay income tax on the amount that comes out. With a Roth IRA, there is no deduction for contributions, but qualified withdrawals come out of the Roth IRA tax-free. In a Traditional IRA, each year you are generally permitted to contribute up to the IRA annual contribution limit in effect for that year. If you meet certain rules, you may deduct your contribution and therefore you are not taxed as a part of your overall Federal income tax for that year on the amount you contributed to the Traditional IRA. However, if you deducted your annual Traditional IRA contributions, a withdrawal from the Traditional IRA is taxable as income in the year of the withdrawal.
With a Roth IRA, on the other hand, amounts contributed are not deductible and therefore do not reduce your taxable income for the year for which the contribution is made. However, withdrawals are tax-free if you have had any Roth IRA account in effect for at least five years and you are at least 59 1 /2 years old or have another qualifying reason for the withdrawal. With a Roth IRA you pay tax now on the principal amount, but you do not pay tax on the earnings and growth in value of your account. In general, a couple filing jointly may be able to invest as much as twice the IRA annual contribution limit in effect for a year in spousal Roth IRAs if their adjusted gross income is $150,000 or less. An individual taxpayer with annual income up to $95,000 may be able to contribute up to the IRA annual contribution limit in effect for the year. You must have compensation or earned income at least equal to your contribution. Within these rules anyone can have a Roth IRA, including individuals who are age 70 1 /2 or older and participants in company sponsored profit sharing, 401(k) or retirement plans, or a SEP or SIMPLE IRA plan maintained by an employer. Individuals can also maintain both Traditional and Roth IRAs. However, contributions to both the Traditional and Roth IRAs count against the IRA annual contribution limit in effect for the year.
You may also convert, rollover or transfer amounts from an existing Traditional IRA into a Roth IRA if your (or your and your spouses combined) adjusted gross income for a year is less than $100,000. The amount converted or rolled over is subject to regular Federal income tax for the year of the conversion or rollover as if withdrawn. However, the 10% early withdrawal penalty that generally applies to early withdrawals from Traditional IRAs does not apply. You may establish a Roth IRA account to receive amounts converted or rolled over from a Traditional IRA in a year and keep it separate from any Roth IRA you have for annual contribution amounts. Contributions to your Roth IRA are invested in shares of Northeast Investors Trust or Northeast Investors Growth Fund, as you decide (there is a $500 minimum investment for each fund). You can invest a portion of each contribution in each fund, and you can exchange investments from one fund to the other.
The growth of your Roth IRA (both earnings and appreciation) is exempt from Federal income tax while it accrues. Generally, you may make withdrawals from the principal amount contributed to your Roth IRA at any time without tax or penalty. If you are at least 59 1 /2 , and you have had a Roth IRA account for at least five years, withdrawals of earnings or growth in your account will also be tax-free.
A Roth IRA must meet certain requirements of the Internal Revenue Code. The agreement establishing the Roth IRA must identify the account as a Roth IRA and must provide that the custodian is a bank and that contributions will be in cash. The Northeast Investors Roth IRA Custodial Agreement is designed to meet the requirements so that your Roth IRA will receive the favorable Federal income tax treatment provided by law.

Revocation
You may revoke your Roth IRA within seven calendar days after Northeast Management & Research Company, Inc. receives the Roth IRA Application Form establishing your Roth IRA. The amount of your deposit will be returned to you without penalty, administrative charge or adjustment for dividends or investment gains or losses.
To revoke your account, mail or deliver a written notice to Northeast Management & Research Company, Inc., 50 Congress Street, Suite 1000, Boston, Massachusetts 02109-4096. If you have any questions, call 1-617-523- 3588 or 1-800-225-6704.

Three Important Points
First, this Disclosure Statement summarizes the Federal tax treatment of Northeast Investors Roth IRAs. State taxes on Roth IRAs may vary from Federal taxes. A further word on this can be found under the State Tax Rules section herein. However, consult your tax advisor for additional information.
Second, if you are uncertain about whether you are eligible for a Northeast Investors Roth IRA, or about when or how much you should contribute to or withdraw from your Roth IRA, or about the merits of converting an existing Traditional IRA to a Roth IRA, consult your tax or financial advisor or the Internal Revenue Service. This booklet outlines the main rules, but no summary can describe all the rules that could apply in your individual case. Northeast Investors has no responsibility for determining your eligibility for a Roth IRA, or the proper time or amount of any contribution or withdrawal, or the tax treatment of any withdrawal.
Third, the language contained in Articles I to VII of the Custodial Agreement use the precise language of IRS Form 5305-RA, a form the IRS promulgated to set forth the terms or conditions which must be contained in a Roth IRA agreement to be a valid Roth IRA under Code Section 408A. This use of the IRS-approved language does not mean that the IRS approves the merits of investing in a Northeast Investors Roth IRA. It simply means that the form of Articles I to VII of the printed terms and conditions for the Northeast Investors Roth IRA document satisfied the requirements of the IRS.
If you have any questions about your Roth IRA, you can obtain further information at any district office of the Internal Revenue Service.

Investments
Your contributions will be invested exclusively in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund as you choose, see Investment section herein. Dividends and distributions will be automatically reinvested. For more information about Northeast Investors Trust and Northeast Investors Growth Fund, see the current prospectuses for the funds. Read the prospectus(es) before investing.

ELIGIBILITY
Roth IRAs For You And Your Spouse
To make contributions to your Roth IRA, you must have received compensation or earned income during the year. However, your eligibility to make contributions to a Roth IRA phases out at high-adjusted gross income levels (see page 7). Contributions to a Roth IRA may also be made on behalf of your spouse from your compensation. This is called a spousal Roth IRA and is available only if you file a joint tax return with your spouse for the year. Your spouse must open his or her own spousal Roth IRA to receive the contributions.
Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are (or, in the case of a spousal Roth IRA, your spouse is) older than age 70 1 /2 .
Roth IRAs For Divorced Individuals
If you are divorced, for Roth IRA purposes, compensation includes any alimony you receive under a divorce or separation order or agreement and which you must include in your taxable income. Therefore, you may have a Roth IRA and contribute to it from your taxable alimony (and any other actual compensation or earned income you have).

CONTRIBUTIONS
IRA Annual Contribution Limits
For each year when you are eligible (see above), you can make annual contributions up to the lesser of your IRA annual contribution limit (see the table below) or 100% of your compensation (or earned income, if you are self-employed).

                                IRA Annual Contribution Limits*
Year                                          Limit
2002-2004                                     $3,000
2005-2007                                     $4,000
2008                                          $5,000
2009 and future years                         $5,000 increased by cost-of-living
adjustments (in $500 increments)
* Special Catch-up Contributions rules may apply
If your contributions to your Roth IRA for a year were less than the IRA annual contribution limit for that year, you cannot contribute more in a later year to make up the difference.
An eligible single taxpayer can contribute up to the IRA annual contribution limit for a year to his or her Roth IRA (or 100% of compensation or earned income, if less). An eligible married couple filing a joint return can contribute as much as twice the IRA annual contribution limit for a year
(or 100% of compensation of both spouses, if less) per year to their Roth IRAs. The maximum contribution to the Roth IRA of either spouse is that years IRA annual contribution limit.
See page 7 for reductions in the contribution limits based on adjusted gross income (AGI). Note that married persons who file separate tax returns have limited ability to contribute to a Roth IRA. A married person who files separately may contribute to a Roth IRA only if his or her AGI for the year is below $10,000. (However, if you are married but are filing singly and have lived apart from your spouse for the entire year, you are treated as single for purposes of these rules on eligibility to contribute to a Roth IRA.) Coordination With Traditional IRA Contributions
If you make a contribution for a year to a Traditional IRA, the amount of the contribution reduces your Roth IRA contribution limit. For example, if you should contribute $1,000 to a Traditional IRA for 2002, your maximum Roth IRA contribution for 2002 will be $2,000 ($3,000 limit reduced by the $1,000 contribution to your Traditional IRA)assuming the other Roth IRA requirements are met.
Special Catch-Up Contribution Rules
Beginning in 2002, if you are age 50 or older by the end of any year, you may make special catch-up contributions to your Roth IRA for that year. For 2002 through the end of 2005, the special catch-up contribution is an additional $500 per year. From 2006 on, the special catch-up contribution will be $1,000 per year. If you are age 50 or over by the end of a year, your catch-up limit is added to your IRA annual contribution limit for that year.
Congress created these catch-up contributions specifically for older individuals who may have been absent from the workforce for a number of years and so may have lost out on the ability to contribute to an IRA. The catch-up contribution is available to anyone age 50 or older, whether or not they have consistently contributed to a Roth IRA over the years.
Note that the rules for reducing the contribution limit based on AGI also apply to special catch-up contributions.
Adjusted Gross Income
The maximum amount you may contribute on an annual basis to your Roth IRA depends on your AGI. AGI is your total income less certain adjustments such as business expenses or alimony, but before itemized deductions.
For Roth IRA purposes, there are two special rules in determining your AGI. First, AGI is determined without taking into account any deduction you take for a contribution to a Traditional IRA for the year. Second, AGI does not include any amount that you must include in taxable income from converting or rolling over a Traditional IRA into a Roth IRA in a year.

Contribution Limits Based On AGI
The following chart shows Roth IRA contribution limits at different AGI levels:
                                Roth IRA Contribution Limits
                                        (AGI Levels)
                           Full                       Smaller                         No
                        Contribution                Contribution                    Contribution
Single ****************up to $95,000 above      $95,000 up to $110,000            $110,000 and up
Married
(filing jointly) ******up to $150,000 above    $150,000 up to $160,000            $160,000 and up
Married
(filing separately) ***zero                     zero up to $10,000                $10,000 and up

If you are in the Smaller Contribution range, you can determine how much you may contribute as follows:
First, subtract your AGI from the amount in the No Contribution column applicable to you ( i.e., $110,000 for single taxpayers, $160,000 for married taxpayers), and divide that amount by $15,000 (if you are single) or $10,000
(if you are married filing jointly). Second, multiply the amount from the first step by the maximum contribution to get the amount that may be contributed. Round down to the nearest $10. Also, as long as your AGI for a year does not equal or exceed the No Contribution amount that applies to you, you may contribute $200 even if the contribution formula results in an amount smaller than $200. This limit applies to each Roth IRA of a married couple.
For example,suppose for 2003 you are a married joint filer with AGI of $155,000. Subtract $155,000 from $160,000, the amount where contributions phase out completely. $160,000 minus $155,000 equals $5,000. $5,000 divided by $10,000 is
..5 or 50%. Therefore, you are eligible to contribute 50% of $3,000 ($1,500) to your Roth IRA for 2003 and your spouse may contribute up to 50% of $3,000 ($1,500) to the spouses Roth IRA, a total of $3,000.
You (and your spouse) may also contribute to Traditional IRAs in the same year in which you make contributions to a Roth IRA. However, any contributions to a Traditional IRA reduce the Roth IRA annual contribution limit of $3,000 in effect for 2003 (or compensation for the year, if less) dollar for dollar. In other words, if you and your spouse file a joint tax return and have a combined annual income of at least $6,000 but less than $150,000, you may contribute up to $6,000 to Roth IRAs, or to Traditional IRAs for you and your spouse, or you could divide up contributions between the IRAs any way you like, as long as your contributions to any particular IRA do not exceed $3,000 and total contributions to all IRAs do not exceed $6,000 in 2003. (Of course, the limits on the availability of a deduction for any amount youcontribute to your Traditional IRA will still apply).
Unlike a Traditional IRA, you may make contributions to a Roth IRA even if you (or your spouse) are older than age 70 1 /2 . Moreover, contributions to Roth IRAs may be made without regard to whether you are an active participant in your employers retirement, profit sharing or 401(k) plan.
Due Date For Contributions
You may establish and make a contribution to your Northeast Investors Roth IRA for a particular year if you do so by the due date of your Federal tax return for that year (not including any extensions). Normally, this will be April 15 of the following year. Of course, you may make your contribution earlier and it will start earning sooner.
If an amount is contributed to your Roth IRA between January 1 and April 15, you should inform Northeast Management & Research Company, Inc. which year (the current year or the previous year) the contribution is for. If you do not inform Northeast Management & Research Company, Inc. which year it is to be applied, Northeast Management & Research Company, Inc. can assume, and report to the IRS, that the contribution is for the current year (that is, the year the Company received it).

Conversion Or Rollover Contributions From A Traditional IRA
You may convert a portion or the entire account balance of an existing Traditional IRA you maintain with Northeast Investors to a Roth IRA. If you have a Traditional IRA with another sponsor, you can withdraw it and then roll it over within 60 days into a Northeast Investors Roth IRA or direct the current custodian of your other Traditional IRA to transfer it directly to a Northeast Investors Roth IRA. Any of these methods will work to convert a Traditional IRA to a Roth IRA. You are eligible to convert (by any of the three methods) from a Traditional IRA to a Roth IRA if your (or your and your spouses combined) AGI for the year is $100,000 or less. (Note: married couples must file jointly to take advantage of this conversion/rollover option. However, if you are married but are filing individually and have lived apart for the entire year, you are treated as single and joint filing requirement does not apply.)
Any amount that you convert from an existing Traditional IRA into a Roth IRA will be subject to Federal income tax in the year in which the conversion occurs. However, any previous nondeductible contributions held in your Traditional IRA are not subject to income tax upon conversion. Also, the 10% penalty for premature IRA withdrawals does not apply to the conversion amount even if you are under age 59 1 /2 .
If you convert a Traditional IRA to a Roth IRA by means of a withdrawal from the Traditional IRA followed by a rollover within 60 days to the Roth IRA, the eligibility rules apply to the year of the withdrawal. For example, if you withdraw in December 2002 and rollover to a Roth IRA in January 2003 you must meet the $100,000 limit and married filing jointly requirement for 2002. Also, such a rollover does not use up the one-rollover-per-year limit on certain rollovers among IRAs.
You can convert from a Traditional IRA to Northeast Investors Roth IRA by completing the Conversion/Direct Transfer to Roth IRA Form.
You may also convert to a Roth IRA either (i) a SEP IRA that you have as a participant in your employers simplified employee pension (SEP) plan, or (ii) a SIMPLE IRA that you have as a participant in an employer SIMPLE IRA plan (but not an employer SIMPLE 401(k) plan). A SIMPLE IRA account must be in effect for at least two years before conversion to a Roth IRA. Conversion may be accomplished by any of the three methods mentioned above.
You may if you want to establish a separate Roth IRA account to hold amounts converted/rolled over/transferred in a particular year to keep them separate from annual contribution amounts or conversion/rollover/transfer amounts for a different year.
If you convert/rollover/transfer your Traditional IRA but you are not eligible (for example, your AGI for the year exceeds $100,000), see the information under the Recharacterizing Your Contribution section.

Will Conversion Of My Traditional IRA Be Advantageous?
Whether conversion of your Traditional IRA to a Roth IRA will be advantageous depends on a number of factors, including:
*Your tax rate now versus your expected tax rate when you will make withdrawals. *Whether you expect to be eligible to make tax-free withdrawals from your Roth IRA.
*Whether you expect not to need or want to make withdrawals when you reach
 70 1 /2 .

*The rate of return you expect your Roth IRA to make versus the after-tax rate of return you would make on investments outside the IRA.
There may be other factors that apply in your situation. Also, the benefits of converting may depend on the key tax law rules not changing, but this cannot be guaranteed. Consult a qualified tax or financial advisor for advice.

Rollovers From One Roth IRA To Another
As with Traditional IRAs, you may make a rollover from one Roth IRA you have to another (but you may not roll from a Roth IRA to a Traditional IRA). Such rollovers do not count against the annual contribution limits. A rollover must be completed within 60 days after you withdraw from the first Roth IRA. Also, after completing such a rollover from one Roth IRA to another, you must wait a full year before you can make another rollover from the first Roth IRA. In addition, after Roth IRA assets are rolled over from one IRA to another, a second rollover of the same assets cannot be made for a full year. (With Traditional IRAs, the IRS has recognized direct transfers from one IRA custodian to another and presumably the IRS will approve such direct custodian-to-custodian transfers with Roth IRAs also. Such direct transfers from one custodian to another are not considered a rollover and do not use up your one-rollover-per-year opportunity.)

DEDUCTIONS

No Deductions
Unlike a Traditional IRA, contributions to a Roth IRA are not eligible for a deduction in the year in which they are made. The Roth IRA simply provides a vehicle in which your investments may grow tax-free. When you take a qualified withdrawal from the Roth IRA, the entire amount including principal and earnings are redeemed out of the account tax-free.

Income Tax Credit For Contributions
Beginning in 2002, certain taxpayers (that is, age 18 or over, not a full-time student, not a dependent on someone elses return, and AGI in certain range) may be eligible to take a tax credit on their Federal income tax return for a portion of their Roth IRA contributions (for qualifying taxpayers, the tax credit is also available for a portion of their contributions to a Traditional IRA as well). This credit can reduce any Federal income tax you pay dollar-for-dollar. The amount of the credit you get is based on your IRA contributions and your credit percentage. The credit percentage can be as low as 10% or as high as 50%, depending on your AGIthe lower your income, the higher the credit percentage.
The maximum contribution taken into account for the credit for an individual is $2,000. If you are married and filing jointly, the maximum contribution taken into account for the credit is $2,000 each for you and your spouse. The credit phases out and is not available to taxpayers with AGI exceeding $50,000 (married filing jointly), $37,500 (filing as a head of household), or $25,000 (single filer or married taxpayer filing separately).
The contribution amount used for calculating the credit may have to be reduced by any taxable distributions from a retirement plan or IRA that you or your spouse receive during the taxable year you claim the credit, during the two preceding years, or during the period after the end of the taxable year up to the due date for filing your return for that year. After these reductions, the maximum annual contribution eligible for the credit per person is $2,000.

The amount of your credit in any year cannot exceed the amount of tax that you would otherwise pay (not counting any refundable credits or the adoption credit) in any year. If your tax liability is reduced to zero because of other nonrefundable credits, then you will not be entitled to the savers credit.
There are a number of other rules as well. For additional information, consult the IRS or a qualified professional.

INVESTMENTS

Investment Choices
Contributions to your Northeast Investors Roth IRA must be invested in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund. You may invest part of each contribution in each fund. Simply indicate your choice in the Application Form when you open your Northeast Investors Roth IRA.
Also, you can direct the custodian to exchange a specified portion of the Northeast Investors Trust shares in your Roth IRA to Northeast Investors Growth Fund or vice versa.
Investments or exchanges are subject to the $500 minimum investment requirement applicable to each fund. Before investing, be sure to read the current prospectuses for Northeast Investors Trust and Northeast Investors Growth Fund to familiarize yourself with the investment objectives and policies of each, and applicable fees and expenses.

Growth Of Your Account
Dividends and any capital gains distributions on the shares of Northeast Investors Trust or Northeast Investors Growth Fund in your account will be reinvested in additional shares and fractional shares. Shareholders of Northeast Investors Trust are entitled to receive dividends approximately equal to the net income of the Trust, plus other cash distributions as the trustees may declare. Net income is the gross earnings of the Trust less expenses, and each share is entitled to receive a proportionate amount of a dividend or distribution. Shareholders of Northeast Investors Growth Fund receive income dividends equal to substantially all of the net investment income of the Fund, generally paid annually. In addition, shareholders receive an annual capital gains distribution equal to substantially all of the Funds net realized capital gains (reduced by any available capital loss carry forwards). Each share receives a proportionate amount of any dividend or distribution. Because the net income of Northeast Investors Trust and or Northeast Investors Growth Fund may fluctuate from year to year, no fixed dividends can be promised. Also, because the value of their investment portfolios may fluctuate, the amount available for distribution to you from your account cannot be projected or guaranteed. For further information on dividends and distributions, see the current Northeast Investors Trust prospectus or Northeast Investors Growth Fund prospectus.

EXCESS CONTRIBUTIONS
An excess contribution occurs if for a year you contribute more to your Roth IRA or a spousal Roth IRA than the maximum allowed for that year. The excess is the difference between the amounts you actually contributed and the maximum allowed. For example, if you contributed $3,500 to your own Roth IRA for 2003 and you are not age 50 or over, you would have a $500 excess contribution. (Remember that the maximum contributiongenerally the IRA annual contribution limit for a year or 100% of compensation or earned income, if lessis reduced by any contributions to a Traditional IRA. Also, the contribution limit phases out for single taxpayers with adjusted gross income above $95,000 or married taxpayers with adjusted grossincome above $150,000.)
If you have an excess contribution, you must pay an IRS penalty of 6% of the excess contribution. You can avoid paying the penalty tax if you withdraw the excess contribution on or before the due date (including any extensions) for filing your Federal income tax return for the year for which the excess contribution was made.
Net income on the excess must accompany the withdrawal. The net income is included in your taxable income for the year for which the excess contribution was made and is subject to income taxes and to the 10% penalty tax if you are not at least age 59 1 /2 (and no other exception applies).
If you do not withdraw the amount of the excess contribution in time, you must pay the 6% penalty for the year for which the excess contribution was made. In each subsequent taxable year, any excess amounts remaining in your Roth IRA will be taken into account to determine excess penalties in those subsequent years. You can reduce or avoid the penalty tax in later years by reducing or eliminating the excess in your Roth IRA. To reduce the excess, you may do one of two things. First, you may withdraw the excess; the withdrawal is not considered taxable income. The other is simply to contribute less in a subsequent year than the maximum amount allowed. The difference between the maximum allowed and the amount you did contribute reduces the excess in your Roth IRA dollar for dollar.

RECHARACTERIZING YOUR CONTRIBUTION
You can undo a conversion of a Traditional IRA to a Roth IRA using a process called recharacterization. There are many tax and financial reasons why you may want to recharacterize. For example, at the end of a year in which you converted from a Traditional IRA to a Roth IRA you may discover that your AGI exceeds $100,000 and you were thus ineligible to convert. Current law does not place any restrictions on the reasons for recharacterizing. (See Conversion Or Rollover Contributions From A Traditional IRA section set forth herein).
To perform a recharacterization, you must notify the custodian or trustee of the Roth IRA that is holding the converted amount that you want to recharacterize and the custodian or trustee of the Traditional IRA that will receive the recharacterized amount. The total amount converted, along with any earnings or loss allocable to the converted amount, must be recharacterized. Recharacterization is accomplished by a trustee-to-trustee transfer from the Roth IRA holding the amount to the Traditional IRA that will receive the recharacterized amount. A recharacterization must be completed by the due date for filing your income tax return. Under current law, you may convert and recharacterize for any reason. Also, if you convert and then recharacterize during a year, you can then convert to a Roth IRA a second time if you wish, but you must wait until the later of the next tax year after your original conversion or until 30 days after your recharacterization. Under the current IRS rules, you are limited to one conversion of an account per year. If you convert an amount more than once in a year, any additional conversion transactions will be considered invalid and subject to rules for excess contributions.

Caution: The IRS rules on conversion and recharacterizations are very complex and have been subject to change in the past. Consult your personal tax advisor for the latest developments and for assistance with conversion or recharacterization transactions.


WITHDRAWALS

WITHDRAWALS FROM YOUR ROTH IRA
Unlike Traditional IRAs, Roth IRAs are not tax deductible. However, qualified withdrawals, including any earnings are generally free from Federal income taxes. For a tax-free withdrawal, your Roth IRA must have been in effect for at least five years and at least one of the following conditions must be satisfied:
*You are age 59 1 /2 or older when you make the withdrawal.
*The withdrawal is made by your beneficiary after you die.
*You are disabled (as defined in IRS regulations) when you make the withdrawal *You are considered disabled if you are unable to engage in any substantial gainful activity because of a physical or mental impairment which can be expected to result in death or to be of long-lasting or indefinite duration).
*You are using the withdrawal to cover eligible first time homebuyer expenses incurred by you or your spouse, or a child, grandchild or parent or grandparent of you or your spouse. Such a person is considered a first-time homebuyer if he or she did not have an ownership interest in a principal residence within the two year period ending on the homes acquisition date. Eligible expenses include the cost of purchase, construction or reconstruction of a principal residence (including customary settlement, financing or closing costs). First-time homebuyer distribu-tions are subject to a $10,000 lifetime maximum per individual homebuyer.
For Roth IRAs started with a conversion or rollover of a Traditional IRA, the five-year period begins with the year in which the conversion or rollover was made. For a Roth IRA started with a normal annual contribution, the five-year period starts with the year for which you made the initial contribution. Once the five year requirement is satisfied for any Roth IRA you own, it is considered satisfied for all of your Roth IRAs (even if the Roth IRA you are actually withdrawing from has been in effect for fewer than five years).
If the withdrawal from the Roth IRA is a qualifying withdrawal, you pay no income tax on any portion of the amount withdrawn, and there is no penalty assessed. If the withdrawal is not qualified, you will not be assessed any tax or penalty on any amounts treated as a return of your own contributions to the account. However, any earnings or interest or growth in value included in the amount withdrawn will be taxed as ordinary income in the year of the withdrawal and will be subject to a 10% premature withdrawal penalty (unless an exception applies). For example, lets say you are single, over age 50, your compensation in 2003 is $40,000 and you contribute $3,500 (the maximum amount) to your Roth IRA. Your taxable income will still be $40,000 (unlike a Traditional IRA, there is no deduction for amounts contributed to your Roth IRA). Assume also that you earned $1,500 on your Roth IRA account over five years. Starting in the year 2008 (five years after 2003 when you started the Roth IRA), if you were 59 1 /2 or over (or some other eligibility requirement was met), you could withdraw the entire $5,000 ($3,500 + $1,500) tax-free.
If, on the other hand, you were not 59 1 /2, you could withdraw $3,500 (your own contributions) tax-free because this amount was previously taxed. But the $1,500 in earnings would be taxed as ordinary income in the year withdrawn, and you would be assessed an additional 10% penalty (unless an exception applied).
Note that for purposes of determining what portion of any distribution is includible in annual income, the current law says that all of your Roth IRA accounts are treated as if they were one single account. (This rule aggregating all Roth IRAs includes any you may have with another custodian or trustee.) Amounts withdrawn from a Roth IRA are treated as being withdrawn in the following order:
1. All annual contributions.
2. All conversion amounts (on a first in, first out basis).
3. Earnings (including reinvested dividends and growth).
Since all your Roth IRAs are considered to be one account for this purpose, withdrawals from Roth IRA accounts are not considered to be from earnings or growth until an amount equal to all contributions made to all of an individuals Roth IRA accounts is withdrawn.
Note: You may have a Roth with one or more other custodians. All your Roth
IRAs are taken into account when applying the tax rules. Therefore, a withdrawal may be treated as being an annual contribution amount under the ordering rule described above even though it comes from a Roth IRA account holding conversion amounts.
This peculiarity makes it especially important that you keep proper records and that you report all withdrawals properly on your Federal income tax returns.
The following examples illustrate these concepts:
Example 1: Jane contributed $3,000 to a Roth IRA in 2002 and in 2003. In addition, in the year 2004, Jane converted $5,000 from a Traditional IRA to a Roth IRA. In 2005, Janes Roth IRA account balance is as follows:

        Annual Contributions **********************$ 6,000
        Converted Amounts *************************$ 5,000
        Earnings **********************************$ 1,200
        Total Amount ******************************$10,200

If Jane withdraws $9,000 in 2005, for tax purposes $6,000 will be considered as distributed from her Annual Contributions and neither income tax nor the penalty will apply. Under the ordering rules, the remaining $3,000 will be considered as distributed from the Converted Amount and no income tax or penalty will apply because Jane paid any income taxes due when she converted. If Jane withdraws another $3,000 in 2008, $2,000 of the withdrawal is considered her remaining Converted Amount (not taxable), and $1,000 is considered Earnings (which may be taxable or not depending on whether Jane is age 59 1 /2 or meets one of the other conditions for a tax-free withdrawal).
Example 2: John, a single individual, contributes $1,000 a year to his Northeast Investors Roth IRA account and $1,000 a year to another Roth IRA account over a period of ten years. At the end of 10 years his account balances are as follows:
                                    Annual
        IRA Type                Contributions           Earnings
Northeast Investors Roth IRA      $10,000               $10,000
Other Roth IRA                    $10,000               $10,000
Total                             $20,000               $20,000

At the end of 10 years, John has $40,000 in both Roth IRA accounts, $20,000 in contributions (in both IRAs) and $20,000 in earnings (in both IRAs). John, who is 40, withdraws $15,000 from his Other Roth IRA. This is not a qualified withdrawal because John is not 59 1 /2 (and no other qualifying circumstance applies). Under the ordering rule, $0 is taxable as income to John. This is because we look at the total amount of Johns annual contributionsin this case $20,000to determine if the withdrawal is from contributions, and thus non-taxable. Here, Johns $15,000 withdrawal is less than his total amount of contributions to both Roth IRAs, and thus no part of the withdrawal is included as taxable income. If John then withdrew $15,000 from his Northeast Investors Roth IRA, $5,000 would not be taxable (his remaining annual contributions) and $10,000 would be treated as taxable income for the year of the withdrawal, subject to regular income taxes and the 10% premature withdrawal penalty
(unless an exception applies).

Important: As this example shows, if you have multiple Roth IRAs, the taxation of a withdrawal depends on amounts in all the accounts. Northeast Investors will not necessarily know the correct tax treatment, and will issue Form 1099-R reporting a withdrawal from the Northeast Investors Roth IRA in accordance with IRS rules based on our records of that account. It is your responsibility to keep proper records and to pay any income taxes due on the withdrawal.

If the rules discussed above for a tax-free withdrawal are not satisfied, you must pay an IRS penalty tax of 10% or any taxable portion of the premature withdrawal in addition to regular income taxes on the taxable amount withdrawn. However, there are certain exceptions to the premature withdrawal penalties. These are described in the following paragraphs.

If you are disabled, you may make withdrawals immediately and you will not be subject to the premature withdrawal penalty. You are considered disabled if you are unable to engage in any substantial gainful activity because of a physical or mental impairment, which can be expected to result in death or to be of long-lasting or indefinite duration.

If you die, your beneficiary may withdraw from your IRA without the IRS premature withdrawal penalty.

The premature withdrawal penalty does not apply if the withdrawal does not exceed the amount of eligible higher education expenses or eligible first-time homebuyer expenses during the year.

Eligible higher education expenses include tuition, fees, books and supplies needed to attend a post-secondary institution of higher learning. Also, room and board may qualify if the student is attending at least half-time. The expenses may be for you or your spouse, child or grandchild.

First-time homebuyer expenses include the cost of purchase or construction of a principal residence (including financing or closing costs) for you, your spouse, or a child, grandchild, parent or grandparent of you or your spouse. A person is a first-time homebuyer for this purpose if he or she (and his or her spouse if married) did not own any interest in a principal residence during the two years before the date of purchase or construction of the new home. For any individual, a lifetime maximum of $10,000 may be treated as eligible first time homebuyer expenses, regardless of the number of homes purchased.

If your medical expenses in a year exceed 7 1 /2 % of your adjusted gross income (AGI) for that year, then IRA withdrawals in that year up to the amount of the excess medical expenses are not subject to the 10% penalty tax. Withdrawals also are not subject to the 10% penalty tax up to the amount that you paid for health insurance premiums for yourself, your spouse and dependents if you are unemployed. This exception applies only if you have received unemployment compensation for at least 12 weeks, and only to withdrawals you made in the year that you received the unemployment compensation and the following year. Any withdrawals made after you have been reemployed for at least 60 days will not be exempt.

Starting in the year 2000, an IRS levy on your Roth IRA for unpaid taxes will not be subject to the 10% penalty (regular income taxes will apply to the taxable amount levied from your account). This exception applies only to an actual IRA tax levy on your Roth IRA for unpaid taxes will not be subject to the 10% penalty (regular income taxes will levy; it does not apply, for example, if you withdraw money from you IRA in order to pay overdue taxes.

NO MANDATORY WITHDRAWALS AT AGE 70 1 /2

Unlike a Traditional IRA, during your lifetime you are not required to make withdrawals at any particular times or in any particular amounts. There is no requirement that your first withdrawal begin on April 1 of the year following the calendar year in which you reach age 70 1 /2 . With a Roth IRA, you can take out as little as you want, as late as you want, until your death.

HOW TO MAKE WITHDRAWALS

You can withdraw the amount in your Roth IRA in installment payments over a specified period, or you can withdraw the total amount in one lump sum payment. Simply complete a Withdrawal Authorization Form to indicate your wishes and send it to Northeast Investors. The taxable amount (if any) included in a lump sum withdrawal does not receive special tax treatment available in certain cases for lump sum contributions from most retirement plans. Therefore, it may be advantageous for you to withdraw in periodic installments. All withdrawals over $5,000 must be signature guaranteed.

A WORD ABOUT REPORTING

Northeast Investors reports all withdrawals from your Roth IRA on Form 1099-R in accordance with IRS requirements. The information provided reflects only withdrawals from your Northeast Investors Roth IRA account(s). To determine whether tax or penalties apply, all of your Roth IRA accounts are considered together, including those you may have with other Roth IRA custodians. Because you are the only one who knows about all of your Roth IRA accounts, you are solely responsible for determining what taxes and penalties might apply.

DEATH BENEFITS

You can name a beneficiary on the Designation of Beneficiary (Section 3, of the Application Form) or in another written instrument filed with Northeast Management & Research Company, Inc. You can change a previous designation at any time by filing a new form or instrument. If you die before all the funds held in your Roth IRA has been distributed to you, the balance in your account will be paid to your beneficiary. Payments may be in the form of a lump sum or installments.

Unlike withdrawals during your lifetime, after your death there are IRS minimum withdrawal rules that your beneficiary must satisfy. The amount in your account must be withdrawn by the end of the fifth year following the year of your death. Alternatively, your designated beneficiary may start withdrawals by the end of the year following the year of your death and take installments over the beneficiarys life expectancy (determined under IRS rules). If your surviving spouse is your designated beneficiary, your spouse may delay the start of withdrawals until you would have reached age 70 1 /2 (had you lived). Alternatively, your surviving spouse, if designated as your Roth IRA beneficiary, can elect to treat the account as the spouses own Roth IRA.
In that case, there are no required minimum distribution rules during the spouses lifetime. There are special rules if you have multiple designated beneficiaries or if you have designated a beneficiary that is not an individual (for example, a trust). The required minimum distribution rules for beneficiaries are complex. Failure to satisfy these rules may subject your beneficiary to an IRS penalty tax of 50% of the difference between the minimum required distribution to the beneficiary and the amount actually distributed for a year (unless the IRS waives or reduces the penalty tax because the beneficiary shows that the failure was due to reasonable cause and the beneficiary is taking reasonable steps to remedy the problem). Your beneficiary should consult a qualified professional to insure that the rules are being satisfied. The designation of a beneficiary to receive funds from your Roth IRA at your death is not considered a transfer subject to Federal gift taxes. Any funds remaining in your Roth IRA at the time of your death would be included in your estate for Federal estate tax purposes.

SOME THINGS TO AVOID
Transactions between you and your Roth IRA are not allowed. Specific prohibited transactions are listed in the Internal Revenue Code. They include borrowing from your Roth IRA, selling or exchanging property with your Roth IRA and similar transactions. If you engage in a prohibited transaction, your Roth IRA will lose its tax-exempt status. The taxable amount in your account in will be treated as taxable income to you in that year. In addition, you must pay the 10% IRS penalty for premature withdrawals if you are under age 59 1 /2 . If you use all or part of your Roth IRA as security for a loan, the part so used that is attributable to earnings or growth will be treated as taxable income to you in that year. Again, you may have to pay the tax for premature withdrawals in addition to regular income taxes on the amount used as security.

MAINTENANCE FEE AND OTHER CHARGES

Annual Maintenance Fee

Each year, a fee of $10.00 is charged to cover the cost of the custodian services provided by Investors Bank & Trust Company. The amount of the fee may be changed by agreement between the Custodian and Northeast Management & Research Company, Inc.

For your convenience, we offer a choice of two ways to pay this fee:

1. Automatic Deduction: This method of automatic deduction is the most convenient for you. The fee of $10.00 is automatically deducted from your IRA in December, and the deduction will be reflected in your year-end statement.

2. Payment by Check: You may send a check for $10 payable to Northeast Management & Research Co., Inc. at any time during the year to cover the maintenance fee.

If we do not receive a check for the maintenance fee during the year, we will automatically charge your account for the fee in December. If you terminate your Roth IRA during a year, you must pay that years fee or else it will be deducted from your account.

Tax Withholding Fee

A $10.00 fee is charged to your account each time you request tax withholding on any withdrawal. Separate withholding fees apply for Federal and state tax withholding. Please take note this fee is automatically deducted at the time of the withdrawal.

Northeast Investors Trust Fee

The trustees of Northeast Investors Trust are entitled to receive an annual fee equal to 1 /2 of 1% of the principal of the Trust, computed at the end of each quarter at the rate of 1 /8 of 1% of the principal at the close of the quarter. For this purpose, the principal of the Trust is the total value of the Trusts investment portfolio and other assets, less all liabilities except accrued trustees fees. The trustees of Northeast Investors Trust are entitled to charge a redemption fee of up to 1% of the net asset value of the shares redeemed. It is the present policy of the trustees not to charge such a fee, but the trustees may change this policy without notice to the shareholders. For further information on the trustees annual fee and the redemption of shares, see the current Northeast Investors Trust prospectus.

Northeast Investors Growth Fund Fee

Northeast Investors Growth Fund has an Advisory and Service Contract with Northeast Management & Research Company, Inc. (NMR) under which NMR provides investment advice and other services to the Fund. As its compensation under the contract, NMR receives a monthly fee calculated at an annual rate of 1% of the daily average net assets of the Fund up to and including $10,000,000, 3 /4 of 1% of such daily average net assets above $10,000,000 up to and including $30,000,000 and 1 /2 of 1% of such daily average net assets in excess of $30,000,000. Under the contract, NMR pays a portion of operating and bookkeeping expenses of the Fund. The Fund is required to pay its legal fees, auditing fees, cost of reports to shareholders and expense of shareholders meetings, and certain other expenses. For more information on the contractual fees, and other expenses of the Fund, see the current prospectus relating to Northeast Investors Growth Fund.

STATE TAX RULES

The tax rules discussed in this Disclosure Statement are based on Federal law. Tax treatment of Roth IRAs under state law varies from state to state. Non-residents of Massachusetts are not liable for Massachusetts income tax on taxable amounts earned by or withdrawn from a Northeast Investors Roth IRA. For advice on treatment of IRAs under the tax laws of Massachusetts or other states, consult your tax advisor or legal counsel.

IRS REPORTS AND RETURNS

If you owe an IRS penalty for an excess contribution, a premature withdrawal, or the failure of your beneficiary to withdraw the require minimum amount, you (or your beneficiary) must file the appropriate IRS reporting form with your individual tax return.

Northeast Investors Roth IRA Custodial Agreement
Articles I through VII of this Custodial Agreement (the Agreement) are in the form promulgated by the Internal Revenue Service (the IRS) in Form 5305-RA (Revised March 2002) for establishing a Roth individual retirement account (the Roth IRA or custodial account).

Article I
Except in the case of a rollover contribution described in Section 408A(e) of the Internal Revenue Code (the Code), a recharacterized contribution described in Code Section 408A(d)(6), or an IRA Conversion Contribution, the custodian will accept only cash contributions up to $3,000 per year for tax years 2002 through 2004. That contribution limit is increased to $4,000 for tax years 2005 through 2007 and $5,000 for 2008 and thereafter. For individuals who have reached the age of 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2002 through 2004, $4,500 for 2005, $5,000 for2006 and 2007, and $6,000 for 2008 and thereafter. For tax years after 2008, the above limits will be increased to reflect a cost-of-living adjustment, if any.

Article IA
1. The annual contribution limit described in Article I is gradually reduced to $0 for higher income levels. For a single depositor, the annual contributions is phased out between adjusted gross income (AGI) of $95,000 and $110,000; for a married depositor filing jointly, between AGI of $150,000 and $160,000; and for a married depositor filing separately, between AGI of $0 and $10,000. In the case of a conversion, the custodian will not accept IRA Conversion Contributions in a tax year if the depositors AGI for the tax year the funds were distributed from the other IRA exceeds $100,000 or if the depositor is married and files a separate tax return. Adjusted gross income is defined in section 408A(c)(3) and does Contributions.

2. In the case of a joint return, the AGI limits in the preceding paragraph apply to the combined AGI of the depositor and his or her spouse.

Article II

The depositors interest in the balance in the custodial account is nonforfeitable.

Article III

1. No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5).

2. No part of the custodial account funds may be invested in collectibles (within the meaning of Code Section 408(m)) except as otherwise permitted by Code Section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

Article IV

1. If the depositor dies before his or her entire interest is distributed to him or her and the depositors surviving spouse is not the designated beneficiary, the remaining interest will be distributed in accordance with (a) below or, if elected or there is no designated beneficiary, in accordance with
(b) below.

(a) The remaining interest will be distributed, starting by the end of the calendar year following the year of the depositors death, over the designated beneficiarys remaining life expectancy as determined in the year following the death of the depositor.

(b) The remaining interest will be distributed by the end of the calendar year containing the fifth anniversary of the depositors death.

2. The minimum amount that must be distributed each year under paragraph 1(a) above is the account value at the close of business on December 31 of the preceding year divided by the life expectancy (in the single life table in Treasury Regulations Section 1.401(a)(9)-9) of the designated beneficiary using the attained age of the beneficiary in the year following the year of the depositors death and subtracting 1 from the divisor for each subsequent year.

3. If the depositors surviving spouse is the designated beneficiary, such spouse will then be treated as the depositor.

Article V

1. The amount of each contribution credited to the depositors individual retirement custodial account shall (except to the extent applied to pay fees or other charges under Section 7 below) be applied to purchase full and fractional shares of Northeast Investors Trust or Northeast Investors Growth Fund (provided always that such shares may legally be offered for sale in the state of the depositors residence) in accordance with instructions of the depositor given under Section 3 below. The custodian (or Northeast Management & Research Company, Inc. (NMR) acting as agent for the custodian under Section 16 of this
Article VIII) may retain the depositors initial deposit for a period of up to ten (10) days after receipt thereof, without liability for interest or for loss of earnings or appreciation, and may invest the initial deposit at the end of such period. The depositor may revoke the newly established custodial account by written notice to the custodian received by the custodian within seven (7) calendar days after the depositor received the Northeast Investors Traditional IRA Disclosure Statement. Upon revocation, the amount of the depositors initial deposit will be returned to him or her.

2. All dividends and capital gains or other distributions received on the shares of Northeast Investors Trust held in the depositors custodial account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Trust. Similarly, all dividends and capital gains or other distributions received on the shares of Northeast Investors Growth Fund held in the depositors custodial account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast
Investors Growth Fund.

In the event that any fund held in the custodial account is liquidated or is otherwise made unavailable by NMR as a permissible investment for a custodial account hereunder, the liquidation or other proceeds of such fund shall be invested in accordance with the instructions of the depositor. If the depositor does not give such instructions, or if such instructions are unclear or incomplete in the opinion of NMR, NMR may invest such liquidation or other proceeds in such other fund (including a money market fund if available) as the NMR designates, and neither the NMR nor the custodian will have any responsibility for such investment.

3. For each contribution, the depositor shall designate the portion that will be invested in shares of Northeast Investors Trust and the portion that will be invested in shares of Northeast Investors Growth Fund. A contribution may be invested entirely in Northeast Investors Trust, entirely in Northeast Investors Growth Fund, or partly in each fund. However, all investment directions (including those under this Section 3 or under Section 4) will be subject to the minimum initial or additional investment and minimum balance requirements of the funds. The depositor shall make such designation on an applicable form provided by the custodian or NMR or other written notice acceptable to the custodian or NMR. If any such designation or other investment instructions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may hold such amount uninvested (without crediting any interest thereon) until the designation or other investment instructions have been clarified or completed to the custodians satisfaction, and neither the custodian nor any other party will have any liability for loss of interest, earnings or investment gains during such period.

4. Subject to the minimum initial or additional investment and minimum balance requirements of the funds, the depositor may at any time direct the custodian to redeem all or a specified portion of the Northeast Investors Trust shares in the depositors custodial account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Growth Fund, or to redeem all or a portion of the Northeast Investors Growth Fund shares in the depositors custodial account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Trust. The depositor shall give such directions on an applicable form provided by the custodian or NMR or other written notice acceptable to the custodian or NMR, and the custodian will process such directions as soon as practicable after receipt thereof. If any such directions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may refrain from acting thereon until the directions have been clarified or completed to the custodians satisfaction, and neither the custodian nor any other party will have any liability for loss of earnings or investment gains during such period.

5. The depositor, by written notice to the custodian, may designate one or more beneficiaries to receive the balance (if any) remaining in the depositors custodial account after his or her death. The depositor may specify time and manner of payment of such balance (subject to the requirements of the preceding Articles of this agreement) or may permit the beneficiary to determine when to make withdrawals (subject to such requirements satisfaction of which shall be the beneficiarys responsibility). A designation may be on a form provided by the custodian or on a written instrument acceptable to the custodian executed by the depositor and must be filed with the custodian. The depositor may revoke or change such designation in like manner, at any time and from time to time. If, in the opinion of the custodian or NMR, any designation of beneficiary is unclear or incomplete, in addition to any other documents or assurances the custodian may request under this agreement, the custodian or NMR shall be entitled to request and receive such clarification or additional instructions as the custodian in its discretion deems necessary to determine the correct beneficiary(ies) following the depositors death. The form designating the beneficiary(ies) may name individuals, trusts, estates, or other entities as either primary or contingent beneficiaries. However, if the designation does not effectively dispose of the entire custodial account as of the time distribution is to commence, the term beneficiary shall then mean the depositors estate with respect to the assets of the custodial account not disposed of by the designation form. The form last accepted by the custodian before such distribution is to commence, provided it was received by the custodian (or deposited in the United States mail or with a reputable delivery service) during the depositors lifetime, shall be controlling and, whether or not fully dispositive of the custodial account, thereupon shall revoke all such forms previously filed by that person. Subject to the requirements of the preceding Articles of this agreement, the depositor may designate a form of payment to the beneficiary by filing a signed written instrument with the custodian. In the absence of such written instructions from the depositor, the custodian will pay the beneficiary in such form as the beneficiary selects.


Following the depositors death, the designated beneficiary may designate a further beneficiary to receive any balance remaining in the custodial account following the death of the first beneficiary, but the required period for payment of the custodial account following the first beneficiarys death will not be extended.

6. The custodian shall forward to the depositor (or beneficiary where applicable) any notices, prospectuses, reports to shareholders, financial statements, proxies and proxy soliciting materials, relating to the shares of the Northeast Investors Trust or Northeast Investors Growth Fund in the depositors custodial account. The custodian shall not vote any of the shares of Northeast Investors Trust or Northeast Investors Growth Fund held in the custodial account except in accordance with the written instructions of the depositor (or beneficiary where applicable).

7. The custodians fees for performing its duties hereunder shall be such reasonable amounts as shall be agreed to from time to time by the custodian and NMR. Such fee, any taxes of any kind and any liabilities with respect to the custodial account, and any and all expenses reasonably incurred by the custodian shall, if not paid by the depositor, be paid from the account.

8. The custodian shall make distributions from the custodial account at such times and in such manner as the depositor directs in writing, subject to any applicable requirements of the preceding Articles of this agreement.

9. It shall be the sole responsibility of the depositor to determine the time and amount of contributions to the custodial account, the time, amount and manner of payment of distributions from the account, and the taxability of any distributions from the account. NMR and the custodian shall be fully protected in following the written direction of the depositor (or beneficiary) with respect to the time, amount and manner of payment of such distributions, or in not acting in the absence of such direction. If the beneficiary does not direct the custodian to make distributions from the custodial account by the time that such distributions are required to commence in accordance with the preceding Articles of this agreement, the custodian (and NMR) shall assume that the depositor (or beneficiary) is meeting any applicable minimum distribution requirements from another individual retirement arrangement and the custodian and NMR shall be fully protected in so doing. NMR and the custodian shall not be liable for any taxes, penalties, liabilities or other costs to the depositor or any other person resulting from contributions to or distributions from the depositors custodial account. Any purchase, exchange, transfer or redemption of shares of a fund for or from the depositors custodial account will be subject to any applicable sales or redemption charge as described in the applicable prospectus.

If in the judgment of the custodian or NMR there is any ambiguity or dispute about the application of this Agreement in any particular circumstances, or about the entitlement of any person to any distribution from the depositors custodial account, NMR and the custodian may refrain from taking any action until such ambiguity or dispute has been resolved to the satisfaction of NMR and/or the custodian (whether by a settlement of the parties involved, court order or otherwise), and neither the custodian, NMR, Northeast Investors Trust, nor Northeast Investors Growth Fund will have any responsibility or liability for loss of earnings or investment gains or otherwise as a consequence of such delay. The depositor understands and acknowledges that (i) all distributions from depositors custodial account will be reported on Form 1099-R (or such other form as may be required by the IRS) and will be based only on the information known by the custodian and will not reflect accounts not under the control of the custodian, (ii) that consequently, the tax treatment may vary depending on whether the depositor has Roth IRA accounts with other custodians, and (iii) that the depositor (or other person making the withdrawal) is solely responsible for tracking and accurately determining the income tax (and any penalties) due.

10. NMR, Northeast Investors Trust, Northeast Investors Growth Fund, and the custodian shall not be responsible for any loss or diminution in the value of the depositors custodial account arising out of the depositors establishment of a Northeast Investors Individual Retirement Account or arising out of any investment instructions of the depositor (or beneficiary), whether relating to the portion of contributions invested in Northeast Investors Trust and in Northeast Investors Growth Fund, or relating to the redemption of shares of one fund and investment of the redemption proceeds in shares of the other, or arising out of any delay in carrying out any investment direction received from the depositor (or beneficiary).

11. Whenever the depositor (or beneficiary) is responsible for any direction, notice, representation or instruction under this agreement, NMR and the custodian shall be entitled to assume the truth of any statement made by the depositor (or beneficiary) in connection therewith, and shall be under no duty of further inquiry with respect thereto, and shall have no liability with respect to any action taken in reliance upon such statement. Any communication from the depositor (or beneficiary) that under this Agreement is to be in writing may in the discretion of NMR be made by telephone or other electronic means (subject to such rules and requirements as NMR may impose).

12. This Agreement (and the depositors custodial account) shall terminate upon the complete distribution of the custodial account to the depositor or his or her beneficiaries or to a successor individual retirement account or annuity. The custodian shall have the right to terminate this custodial account upon ninety (90) days notice to the depositor, or to his or her beneficiaries if he or she is then dead. In such event, upon expiration of such 90 day period, the custodian shall transfer the amount in the account into such successor individual retirement accounts or annuities, qualified plans, or annuities or custodial accounts as the depositor (or his or her beneficiaries) shall designate, or, in the absence of such designation, to the depositor, or, if he or she is then dead, to the beneficiaries as their interests shall appear.

13. The custodian may resign at any time upon ninety (90) days notice in writing to NMR and may be removed by NMR at any time upon ninety (90) days notice in writing to the custodian. By agreement between them, the custodian and NMR may waive or accelerate the notice period. Upon such resignation or removal, NMR shall appoint a successor custodian, who satisfies the requirements of Code Section 408, and the depositor (or beneficiary) is deemed to have consented to such appointment.

14. Upon receipt by the custodian of written notice of appointment of a successor custodian and or written acceptance of such appointment by the successor, the custodian shall transfer to such successor the assets of the custodial account and all records pertaining thereto. The custodian may reserve such sum of money as it deems advisable for payment of its fees, taxes, costs, expenses or liabilities with respect to the custodial account, with the balance (if any) of such reserve remaining after the payment of all such items to be paid over to the successor custodian. The successor custodian shall hold the assets paid ever to it under this Agreement (or under terms similar to those of this Agreement that satisfy the requirements of Code Section 408).

15. If, within sixty (60) days after the custodians resignation or removal, NMR has not appointed a successor custodian which has accepted such appointment, the custodian shall appoint such successor unless it elects to terminate the custodial account pursuant to Section 12 of this Article VIII.

16. The custodian may employ or designate NMR or one or more other parties to serve as contractors or agents to perform certain of its duties hereunder. At any time when the custodian has designated NMR (or another party) to serve as its agent hereunder, reference in any provision of this Article VIII to the custodian will be deemed a reference to the agent designated to perform the particular duty.

17. Any notice sent from the custodian to the depositor, or to his or her beneficiaries if he or she is then deceased, shall be effective if sent by mail to him, her or them at his, her or their last address(es) of record as provided to the custodian.

18. Any distribution from the custodial account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the custodians records, and such distribution shall to the extent of the amount thereof completely discharge the custodians liability for such payment.

19. NMR may amend this agreement from time to time, and shall give written notice of any such amendment to the depositor within 30 days after the date the amendment is adopted or becomes effective, whichever is later. The depositor hereby expressly delegates authority to NMR to amend the provisions of this Agreement and hereby consents to any such amendment.

20. This Agreement shall be construed, administered and enforced according to the laws of Massachusetts (without regard to its laws governing conflict of laws or choice of law).

21. The depositor acknowledges that he or she has received and read the current Northeast Investors Trust prospectus, the current Northeast Investors Growth Fund prospectus and the Northeast Investors Individual Retirement Account Disclosure Statement.

22. Custodian means the person serving as the custodian of the individual retirement account established hereby.

Custodial account means the individual retirement account established using the terms of this Northeast Investors Roth IRA Custodial Agreement and the Northeast Investors Roth IRA Application Form.

Depositor means the person for whose benefit the custodial account was established.

23. Articles I through VII of this Agreement are in the form promulgated by the IRS. It is anticipated that, if and when the IRS promulgates changes to IRS Form 5305-RA, NMR will adopt such changes as an amendment to this Agreement. Pending the adoption of any amendment necessary or desirable to conform this Agreement to the requirements of any amendment to the Code or regulations or rulings thereunder, the custodian and NMR may operate the depositors custodial account in accordance with such requirements to the extent that the custodian and/or NMR deem necessary to preserve the tax benefits of the account.

24. The depositor represents that he or she is of legal age in his or her state of residence, and agrees that this individual retirement custodial account is subject to acceptance by Northeast Investors Trust and/or Northeast Investors Growth Fund and to the terms of their respective prospectuses.

25. The depositor acknowledges that the custodian or NMR may require that different accounts be established to hold annual contributions made under Code
Section 408A(c)(2) and to hold amounts converted pursuant to Code Section 408A(c)(3)(B). Separate accounts may also be required to hold amounts converted in different years. If separate accounts are not required, annual contributions and conversion contributions may be made to the same account.

26. The depositor may recharacterize any amounts converted pursuant to Code
Section 408A(d)(6) and the regulations issued thereunder. Depositor agrees to observe any limitations that may be imposed on the number of any such transaction in any given year, or any other limitation which may be imposed by the IRS, the custodian or NMR. NMR and the custodian will carry out any conversion, recharacterization, or reconversion transactions directed by the depositor (or beneficiary), and will have no responsibility for the tax results or other consequences of any such transaction directed by the depositor (or beneficiary).

NORTHEAST INVESTORS/
ROTH IRA APPLICATION FORM

1. Depositor Information


First Name                      Middle Initial                  Last Name


Social Security Number          Date of Birth


Street Address and Apartment or Box Number


City                            State                           Zip Code


Daytime Telephone Number        Evening Telephone Number

2. Type of Roth IRA and Amount of Investment

Please indicate the type of Roth IRA contribution that you are making by checking the correct box and by writing the amount of your investment beside the fund that you wish to invest in. Note that if you want to establish a separate Roth IRA for annual contributions, and another separate Roth IRA(s) for amounts converted from a Non-Roth IRA you must complete a separate application form for each separate Roth IRA account. All contribution checks should be made payable to Northeast Management & Research Company, Inc. The minimum investment is $500 per Fund.

Annual Contribution

Roth IRA Annual Contribution for 20__ Tax Year should not exceed your IRA annual contribution limit for the year. (See the Northeast Investors Roth IRA Disclosure Statement for the limits in effect for different years.).

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

Spousal Roth IRA Annual Contribution for 20 Tax Year
If your spouse has less compensation or earned income than you, you and your spouse may establish spousal Roth IRAs (one for you and one for your spouse) and contribute up to the IRA annual contribution limit in effect for the year to each spouses IRA if you have this much compensation or earned income.

Complete a separate Application for each spousal Roth IRA.

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

Transfer* or Rollover of Non-Roth IRA

Transfer of existing Non-Roth IRA directly from current custodian or trustee, or a rollover within 60 days after withdrawing from existing Non-Roth IRA. Such a transfer or rollover is a taxable event.

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

                                Investment Options continued on next page

Transfer* or Rollover of Roth IRA

Transfer of existing Roth IRA directly from current custodian or trustee, or a rollover within 60 days after withdrawing from existing Roth IRA.

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

Conversion of Northeast Investors Traditional IRA

Conversion of an existing Northeast Investors Traditional (or other non-Roth) IRA to a Roth IRA. Such a conversion is a taxable event; complete the Special Income Tax Withholding Election enclosed with this Application. Current Northeast Investors IRA Account Number:

                Northeast Investors Trust $

                Northeast Investors Growth Fund $

Amount Converted:
        Northeast Investors Trust
        All
        Part ($ or % or shares)
        Northeast Investors Group
        All
        Part ($ or % or shares)
*Complete and send the Roth IRA Transfer form along with the application.

3. Designation of Beneficiary
If you do not choose to designate a beneficiary for your Roth IRA or if no designated beneficiary survives you, your Roth IRA will go to your estate (unless otherwise provided by the laws of your state of residence). You may change your designation of beneficiary or beneficiaries by filing a new designation of beneficiary with Northeast Management & Research Company, Inc. Any such subsequent designation will revoke all prior designation(s), even if the subsequent designation does not dispose of your entire account.

Please note that the selection of a beneficiary can have important estate and tax planning consequences. Accordingly, consult a competent professional if needed. Also, consult your attorney if you are a resident of a community or marital property state for legal requirements. As depositor, I hereby designate the person(s) named below as the primary beneficiary(ies) in the event of my death before my account has been paid to me in full. If any but less than all of the primary beneficiaries predecease me, the share of the deceased primary beneficiary(ies) will be divided among the surviving primary beneficiary(ies) in proportion to the percentages otherwise payable to each surviving primary beneficiary. If all primary beneficiaries predecease me, the value of my account shall be distributed to the contingent beneficiary(ies) designated below who survive me. If any but less than all the contingent beneficiaries predecease me, the share of the deceased contingent beneficiary(ies) will be divided among the surviving contingent beneficiary(ies) in proportion to the percentage(s) otherwise payable to each such surviving contingent beneficiary. If two or more persons are named as primary or contingent beneficiaries, and no percentage is indicated, I intend that the surviving persons listed shall receive equal portions. (If the beneficiary is a trust, please indicate the name, address, and date of the trust). I reserve the right to change my beneficiary or beneficiaries by written notification to Northeast Management & Research Company, Inc.

Primary Beneficiary or Beneficiaries:
Pay my account to the primary beneficiary or beneficiaries named below who are living at my death.


Name                                            Social Security Number


Address




Relationship                                    Date of Birth           %*


Name                                            Social Security Number


Address



Relationship                                    Date of Birth           %*


Name                                            Social Security Number


Address


Relationship                                    Date of Birth           %*

Contingent Beneficiary or Beneficiaries:
If no primary beneficiary is living at my death, pay the account to the contingent beneficiary or beneficiaries named below who are living at my death.


Name                                            Social Security Number



Address


Relationship                                    Date of Birth           %*


Name                                            Social Security Number


Address


Relationship                                    Date of Birth           %*


Name                                            Social Security Number


Address


Relationship                                    Date of Birth           %*


*Shares for each IRAs beneficiary must add up to 100%. Please do not indicate fractional percentages (e.g. if there are three beneficiaries, indicate 33%, 33% and 34%).

4. Special Income Tax Withholding Election
Complete this Section 4 only if you are converting an existing Northeast Investors Traditional (or other non-Roth) IRA to a Roth IRA.

I understand that the taxable amount converted to a Roth IRA will be treated as taxable income to me. I agree that I am responsible for the tax results of converting (including determining that I am eligible to convert).

My current Non-Roth IRA will receive a new account number when it is converted into a Roth IRA. My existing investments will remain unchanged until subsequently changed by me.

I elect to have withholding or no withholding of Federal Income Tax on the taxable amount converted as indicated below. I understand the amounts converted from an existing Traditional IRA, SEP IRA, or SIMPLE IRA to a Roth IRA (other than prior nondeductible contribution amounts) are subject to Federal Income Tax withholding unless I elect no withholding. Unless I elect no withholding, 10% of the taxable amount converted will be withheld as Federal Income
Taxes. In addition, there may be withholding of State Income Taxes depending on my state of residence. Please note that, if you elect no withholding, you may have to pay estimated tax. Insufficient payments of estimated tax may result in penalties. I understand that the financial benefits of converting my existing Account to a Roth IRA Account may depend upon converting the entire amount. Therefore, from a financial viewpoint, it may be better for me to elect no withholding and to pay any income taxes due from other funds of mine rather than to reduce the amount converted from my existing IRA to my Roth IRA by applicable withholding taxes.

        I do not want to have Federal Income Tax and any applicable State Income Tax withheld from my distribution.

        I do want to have Federal Income Tax and any applicable State Income Tax withheld from my distribution.

5. Signature

I hereby adopt with the custodian this Northeast Investors Individual Retirement Account (the Account). I agree that the Account will be governed by the terms of this Application and the Northeast Investors Roth IRA Custodial Agreement (which is incorporated by reference). The Account established hereunder is designated as a Roth IRA under Internal Revenue Code Section 408A. Once the custodian acknowledges receipt of this Application, it shall be deemed accepted, and therefore effective, as of the date I signed it. I have received and read the Northeast Investors Roth IRA disclosure statement and the prospectus(es) of the fund(s) selected. I certify under penalties of perjury that my Social Security number above is correct, and that the other information provided in this Application (including specifically the date(s) given above concerning transfers or rollovers from another Roth IRA) is correct. If applicable, I elect the Income Tax Withholding indicated in Section 4 above.


        Signature                                               Date
If you wish to receive periodic withdrawals, please complete the enclosed Withdrawal Authorization Form and return it with this Application. A signature guarantee is not required when a request for periodic withdrawals accompanies the new account Application.

Maintenance Fee

        Check here if the $10.00 maintenance fee is enclosed. If not, the fee will automatically be deducted at year end.


NORTHEAST INVESTORS/
ROTH IRA TRANSFER FORM
                                                        Instructions:

To make a direct transfer of amounts in an existing Traditional IRA, SEP IRA, SIMPLE IRA or Roth IRA with another custodian or trustee, complete this form and send it to Northeast Management & Research Company, Inc. with the other documents establishing your Northeast Investors Roth IRA.

To:
Name of Current Trustee/Custodian


Address


Telephone Number


Re:
Name Appearing on Your Current Account


Your Address


Telephone Number


INSTRUCTIONS TO CURRENT TRUSTEE/CUSTODIAN:
Please transfer the following amount to my Northeast Investors Roth IRA (payee and address directions are at the bottom of this form):

        Liquidate all assets and transfer the proceeds

        Transfer $

        Liquidate shares and transfer the proceeds


Important: If you are now receiving minimum distributions from another non-Roth IRA in accordance with the age 70 1 /2 rules, be sure that any amount you transfer to a Roth IRA does not include any amounts which are required to be distributed to you for the year of the transfer. Internal Revenue Service
(IRS) rules prohibit transferring such amounts to a Roth IRA. Also, do not transfer any amounts from a SIMPLE IRA until it has been in existence for at least two years. Consult a qualified tax advisor or the IRS if you have any questions about whether you qualify to transfer/convert from a non-Roth
IRA to a Roth IRA or about any other aspect of the transfer.

Note: Any taxable amounts transferred from another non-Roth IRA to a Roth IRA as part of this transfer must be included as part of gross income and reported to the IRS in the year of the transfer/conversion.

Amounts transferred from a Traditional IRA, SEP IRA or SIMPLE IRA to a Roth
IRA are considered to be income. The IRS also requires that 10% of the amount converted be withheld for Federal income tax purposes unless you elect not to withhold below. State taxes may also apply. Consult your financial advisor to determine whether withholding is advisable, as the Direct Transfer Form expected financial benefits from converting may be diminished if you pay income tax from the amount converted.

        Withhold 10% for Federal income taxes (also withhold state income taxes if applicable)

        Do not withhold

        If you want the funds transferred directly to your existing Roth IRA with Northeast Investors, please indicate your account number: .

        If you want to establish a separate Roth IRA account to hold amounts converted/transferred (including the transfer directed in this form), you must complete a new Roth IRA Application for each separate Roth IRA account you want to establish.


Your Signature*                                 Date
*Please ask your present trustee or custodian if a signature guarantee is required.

                        (Below Line for Bank Use Only)
 -------------------------------------------------------
Investors Bank & Trust Company, as (successor) custodian of the above individuals Roth IRA account, requests the transfer or direct rollover of assets as indicated above. The Northeast Investors Roth IRA meets the requirements of Section 408A of the Internal Revenue Code and is qualified to receive the transfer requested above.

                                Investors Bank & Trust Company
                                Custodian


Date:                                                   By:


To Current Trustee/Custodian: Please return a copy of this form with your response. Make checks payable to Northeast Management & Research Company, Inc. Address for checks, forms, etc., is Northeast Management & Research Company, Inc., 50 Congress Street, Suite 1000, Boston, MA 02109-4096. If you have any questions please call 1-617-523-3588 or 1-800-225-6704.


NORTHEAST INVESTORS
UNIVERSAL IRA WITHDRAWAL AUTHORIZATION FORM


Account Owners Name            Account Owners Social Security Number
Account Owners Date of Birth   Account Owners Account Number


Type of Withdrawal (Check One):

        NORMAL Individual is over age 59 1 /2 .


        REQUIRED Individual is age 70 1 /2 or older (Non-Roth IRAs only).

        DISABILITY Individual certifies that the individual is disabled and therefore unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to be of long continued or indefinite duration or to result in death.

        PREMATURE Individual is under age 59 1 /2 and not disabled. The individual acknowledges that this withdrawal may involve a 10% Federal penalty tax on the taxable amount withdrawn, in addition to the inclusion of the taxable amount in income for the year the withdrawal is received. Consult with your tax advisor for additional information.

        DEATH Each beneficiary of a deceased individual must complete this form, have his or her signature guaranteed, and enclose a certified copy of the death certificate. If the beneficiary is not a named individual, the legal representative must complete this form, have his or her signature guaranteed, and enclose a copy of his or her court appointment and a certified copy of the death certificate.

        PREMATURE/LIFE EXPECTANCY Individual is under age 59 1 /2 and elects substantially equal periodic payments over his or her life expectancy or joint life expectancy of individual and designated beneficiary. If the individual changes the payment method prior to the later of attaining age 59 1 /2 or five (5) years from the date of the first payment, the IRS may impose a 10% penalty on all payments received prior to age 59 1 /2 .

        MEDICAL EXPENSES The individual certifies that the amount withdrawn does not exceed the individuals deductible medical expenses for the year of the withdrawal (generally speaking, medical expenses paid during a year are deductible if they are not by health insurance and they exceed 7.5% of the individuals adjusted gross income for that year).

        HEALTH INSURANCE The individual certifies that (i) the amount withdrawn does not exceed the amount the individual paid for health insurance coverage for the individual and/or the individuals spouse or dependents, (ii) the individual received state or Federal unemployment compensation benefits for at least 12 weeks, (iii) the withdrawal is being made in the calendar year in which the unemployment benefits were received or the following calendar year, and (iv) the withdrawal is not being made after the individual had been reemployed for 60 or more days.

        ELIGIBLE HIGHER EDUCATIN EXPENSES The individual certifies that the amount withdrawn does not exceed eligible higher education expenses. These are expenses for tuition, fees, books and supplies necessary to attend an institution for postsecondary education. Room and board are eligible expenses for students attending at least half-time. The student may be the individual, individuals spouse, or child or grandchild of individual or spouse. Expenses covered by a scholarship or other educational assistance payment or tax-advantaged source of financing are not eligible expenses.

        ELIGIBLE FIRST TIME HOMEBUYER EXPENSES The individual certifies that the amount withdrawn does not exceed eligible first-time homebuyer expenses. These include costs of purchase, construction or reconstruction of a principal residence (including normal settlement, financing or closing costs). The homebuyer may be the individual, the individuals spouse, or the child, grandchild, parent or grandparent of the individual or individuals spouse. A first-time homebuyer is an individual who has not (and, if married, whose spouse has not) had an ownership interest in a principal residence during the two-year period immediately preceding the home purchase. The expenses must be paid within 120 days after the withdrawal. There is a $10,000 lifetime limit on eligible first-time homebuyer expenses for any individual.

        OTHER

Method of Withdrawal (Check One):

        Total Withdrawal (Account       Periodic Withdrawal of $
        Termination)

        Quarterly Dividends             Data of Transaction (1st, 10th,
                                         15th, 25th)

        Partial Withdrawal of           Monthly
        $                               Quarterly (January, April,
                                        July, October)
                                        Quarterly (February, May,
                                        August, Nov.)
                                        Quarterly (March, June, Sept.,
                                        Dec.)

If you wish to receive distributions based upon your life expectancy, please call our office at 1-617-523-3588 or 1-800-225-6704 and we will send you IRS-approved life expectancy tables. We also recommend that you consult with your tax advisor to determine the required dollar amount of your distribution. Once you have determined the correct dollar amount, submit a completed Withdrawal Authorization Form to us at least 30 days prior to your desired withdrawal date.

Form of Withdrawal (Check One):

        CASH (Liquidation)

        IN KIND (Shares of Northeast Investors Trust and/or Northeast Investors Growth Fund will be re-registered to you). For new accounts, enclose completed application. For existing accounts, please include account numbers:

        Electronic Funds Transfer/ACH. To have funds electronically transferred for periodic payments only,your bank must be an Automated Clearing House (ACH) member and you must attach a voided check or deposit slip including your bank routing number.


Withholding Election (Check One):

See the Tax Information below.

I do not want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal.

I do want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal ($10.00 fee each time).

Please withhold $ from each withdrawal for Federal Income Tax ($10.00 Tax withholding fee charged each time).

Please withhold $ from each withdrawal for State Income Tax ($10.00 Tax withholding fee charged each time).

Tax Information:

The Custodian shall report withdrawals on Form 1099-R based solely on information known by the Custodian about amounts held in your Northeast Investors IRA account(s). However, tax on the amount withdrawn may be determined based on amounts contributed to all of your IRA accounts, including those not under the Custodians control. Thus, you have sole responsibility for correctly determining and reporting the withdrawal on your income tax returns.

Withdrawals from an IRA (other than non-taxable direct transfers to another IRA custodian, nontaxable rollovers to another IRA or plan, or withdrawals of nondeductible contribution amounts) are subject to Federal income tax withholding unless you elect no withholding when completing this withdrawal authorization form. Qualifying withdrawals from a Roth IRA are not subject to Federal income tax (see the Northeast Investors Roth IRA Disclosure Statement for an explanation of the circumstances when qualifying withdrawals are tax-free); therefore, for such withdrawals, you may wish to elect no withholding. Unless you elect no withholding, 10% of each distribution will be withheld as Federal income taxes. In addition, there may be withholding of state income taxes depending on your state of residence.

If you elect no withholding, your election will remain in effect until revoked. You may revoke your no withholding election in writing at any time. Please note that, if you elect no withholding or have an insufficient amount withheld from your withdrawals, you may have to pay estimated tax. Insufficient payments of estimated tax may result in penalties.

If you have a Massachusetts address and have Federal withholding, we are required to withhold Massachusetts income taxes also. Complete Massachusetts Form M-4P so that your Massachusetts income taxes may be calculated correctly. Depending on your number of exemptions and the amount of your IRA withdrawals, there may be no actual withholding. If your legal residence is not Massachusetts (even though you have a Massachusetts address), check the box in item 5 of the Form M-4P to avoid Massachusetts income tax withholding.

Please contact Northeast Management & Research Company, Inc. if you wish to have us send you IRS Form W-4P or Massachusetts Form M-4P.

The undersigned individual authorizes the withdrawal specified above and the withholding election completed above. The undersigned acknowledges that proper income tax reporting depends on the correct completion of this form and certifies that the box checked under Type of Withdrawal (above) is correct; and that it is the undersigneds responsibility to determine correctly the amount of tax that may be due based on all RA accounts the undersigned may own (including those unknown by or not under the control of the Custodian); the undersigned agrees to indemnify and hold harmless the Custodian and its agents and service providers (including Northeast Management & Research Company, Inc.) from any losses or expenses incurred if such information is not correct. The undersigned acknowledges that it is his or her responsibility properly to calculate, report, and pay all taxes due with respect to the withdrawal specified above.


        Signature**                                     Date

**Signature must be guaranteed by a bank or trust company, securities broker or dealer, credit union, securities exchange or association, securities clearing agency or savings association.

Notarizing or witnessing will not suffice.

Note: Please send this completed Northeast Investors Universal IRA Withdrawal Authorization Form and any related documents to the following address:

        Northeast Management & Research Company, Inc.
        50 Congress Street, Suite 1000
        Boston, MA 02109-4096

If you have any questions please call us at 1-617-523-3588 or 1-800-225-6704.

RETAIN A PHOTOCOPY OF THE COMPLETED FORM FOR YOUR RECORDS.

TABLE OF CONTENTS                                           Page
INTRODUCTION ************************************************1
Traditional IRA vs. Roth IRA ********************************1
SEP IRA or SIMPLE IRA ***************************************1
ESTABLISHING A TRADITIONAL IRA*******************************2
How To Open A Traditional IRA *******************************2
How To Open A Rollover Traditional IRA **********************2 How To Open A Spousal IRA ***********************************2
How To Open A SEP IRA ***************************************2
How to Make a Withdrawal ************************************3
Summary *****************************************************3
GENERAL INFORMATION******************************************3
Traditional IRA *********************************************3
Revocation **************************************************4
Three Important Points **************************************4
Investments *************************************************4
ELIGIBILITY *************************************************5
Individual Traditional IRA **********************************5
Spousal Traditional IRAs ************************************5
Traditional IRAs for Divorced Individuals *******************5 CONTRIBUTIONS ***********************************************5
IRA Annual Contribution Limits*******************************5
Spousal IRA Contribution Limits *****************************5
Special Catch-Up Contribution Rules *************************6 Years Contributions are Allowed* ****************************6
Due Date for Contributions* *********************************6
Designating Year For Which Contributionis Made **************7 DEDUCTIONS***************************************************7
Active Participant Status************************************7
Deduction Limits*********************************************8
Non-Deductible Contributions*********************************9
Income Tax Credit for Contributions*************************10 INVESTMENTS*************************************************10
Investment Choices******************************************10
Growth Of Your Account**************************************10
EXCESS CONTRIBUTIONS****************************************11
WITHDRAWALS ************************************************12
Taxation Of Withdrawals ************************************12
When Can I Make Withdrawals? *******************************12
When Must I Make Withdrawals? ******************************13
Methods of Withdrawals *************************************14
DEATH BENEFITS *********************************************14
Death After Required Beginning Date ************************15 Death Prior to Required Beginning Date *********************15 TAX-FREE ROLLOVERS: ANOTHER ADVANTAGE **********************15 IRA-to-IRA Rollover ****************************************16
Direct Transfer ********************************************16
Rollovers From A Qualified Plan, 403(b) Arrangement Or
Eligible 457 Plan To A Traditional IRA*********************16 Rollover Of Traditional IRA Withdrawal
To An Employer Qualified Plan Or 403(b)
Arrangement*************************************************17
Rollovers by a Surviving Spouse*****************************17
SOME THINGS TO AVOID ***************************************17
MAINTENANCE FEE AND OTHER CHARGES***************************18 Annual Maintenance Fee**************************************18
Tax Withholding Fee*****************************************18
STATE TAX RULES*********************************************19
IRS REPORTS AND RETURNS*************************************19
NORTHEAST INVESTORS TRADITIONAL IRA
CUSTODIAL AGREEMENT ****************************************20
NORTHEAST INVESTORS TRADITIONAL IRA APPLICATION FORM *******25 NORTHEAST INVESTORS TRADITIONAL IRA TRANSFER/DIRECT
 ROLLOVER OF CURRENT RETIREMENT ASSETS FORM*****************29 NORTHEAST INVESTORS UNIVERSAL IRA WITHDRAWAL
AUTHORIZATION FORM******************************************31

NORTHEAST INVESTORS TRADITIONAL IRA
DISCLOSURE STATEMENT
INTRODUCTION
This Northeast Investors Traditional IRA Disclosure Statement (the "Disclosure Statement") provides a general, non-technical explanation of the rules governing your Northeast Investors Traditional Individual Retirement Account ("IRA"). However, the Northeast Investors Traditional IRA Custodial Agreement (the "Custodial Agreement") and Northeast Investors Traditional IRA Application Form (the "Application Form") are the primary documents controlling the terms and conditions of your Northeast Investors Traditional IRA, and these shall govern should there appear to be any inconsistency with the Disclosure Statement. The Disclosure Statement reflects the provisions of the Internal Revenue Code (the "Code") as in effect as of the date the Disclosure Statement was prepared. Please consult your tax advisor for more complete information and to review any applicable tax law changes. Also, refer to the Internal Revenue Service's (the "IRS") Publication 590 or visit the IRS website at www.irs.gov for additional information.

Traditional IRA vs. Roth IRA
This Disclosure Statement describes the Northeast Investors Traditional Individual Retirement Account (the "IRA"), has been available since 1975. The Disclosure Statement does not describe the Roth IRA, which became available January 1, 1998. The main difference between a Traditional IRA and a Roth IRA is that contributions to a Traditional IRA may be deductible from your Federal taxable income (up to the annual contribution limit). Later, withdrawals are taxable (except for previous non-deductible contributions). Contributions to a Roth IRA are never deductible, but withdrawals that meet certain requirements are not subject to Federal income tax, so that dividends and investment growth on amounts held in the Roth IRA escape Federal income tax.
Another difference is that contributions to a Traditional IRA may not be made after age 70 1 /2 , but contributions to a Roth IRA may continue after that age. Also, Traditional IRAs are subject to required minimum distribution rules starting at age 70 1 /2 , but these rules do not apply to Roth IRAs during the lifetime of the IRA owner. The different features of Traditional IRAs and Roth IRAs may make one or the other better for you. Consult your own tax or financial advisor for more information. If you would like materials for a Roth IRA, please call us at 1-617-523-3588 or 1-800-225-6704, write to us at the address on this booklet or visit us on line at www.northeastinvestors.com.

SEP IRA or SIMPLE IRA
Traditional IRAs described in this Disclosure Statement may be used as part of a simplified employee pension ("SEP") plan maintained by your employer. Under a SEP plan your employer may make deductible contributions to a Traditional IRA (that is, a "SEP IRA") set up for you to receive such contributions, and these contributions may exceed the normal limits on Traditional IRA contributions. Please note that this Disclosure Statement does not cover Savings Incentive Match Plan for Employees ("SIMPLE") IRAs. These are IRAs that operate in connection with an employer SIMPLE IRA plan. Northeast Investors has materials to start a SIMPLE IRA for use in connection with an employer SIMPLE IRA plan. Please call or write to us if you would like copies of these materials. If you own a business or you would like to provide information to your employer about SIMPLE IRAs, we have information for employers as well.

ESTABLISHING A TRADITIONAL IRA
HOW TO OPEN A TRADITIONAL IRA
To open a Northeast Investors Traditional IRA, please complete and sign the enclosed Northeast Investors Traditional IRA Application Form (the ``Application Form'') and the Northeast Investors Traditional IRA Transfer/Direct Rollover of Current Retirement Assets Form (the ``Transfer/Direct Rollover Form''), if applicable. Please make sure that Sections 1 through 3 of the Application are completed, and that you sign in Section 4.
Send the signed Application Form along with a check for your initial contribution made payable to Northeast Management & Research Company, Inc., or send the Transfer/Direct Rollover Form, if applicable.
A minimum of $500.00 is required to open your IRA. Anytime thereafter you may make contributions of any amount to your Northeast Investors Traditional IRA as long as you do not exceed the contribution limits. You may continue to make contributions to a Traditional IRA until you reach the age of 70 1 /2 . For further information regarding the eligibility and deduction rules, please see the corresponding sections herein.

HOW TO OPEN A ROLLOVER TRADITIONAL IRA
A Northeast Investors IRA account may be established to receive an eligible rollover distribution from a tax Qualified employee plan, 403(b) or 457 governmental plan. A direct rollover is the only way to avoid 20% income tax withholding on most distributions from such plans.
A rollover from another Traditional IRA or, in some instances from a SIMPLE IRA (but not a Roth IRA), may also be available.
For a rollover, send the completed Application Form and the Transfer/Direct Rollover Form to Northeast Management & Research Company, Inc., 50 Congress Street, Suite 1000, Boston, Massachusetts 02109-4096.
HOW TO OPEN A SPOUSAL IRA
For a Spousal Traditional IRA, your spouse must complete the Application Form and a Transfer/Direct Rollover Form, if applicable. Your spouse may open a Spousal IRA if your spouse has less compensation or earned income than you. You may be eligible for a deduction of up to a combined maximum of twice the individual deductible annual contribution limit. For further information regarding Spousal IRAs, please the corresponding sections herein.
HOW TO OPEN A SEP IRA
To open an IRA that is part of a Simplified Employee Pension (``SEP'') Plan maintained by your employer, you must complete the Application Form. Please indicate in Section 2 of the Application that your account is to be registered as a SEP IRA. You may also transfer assets from an existing custodian into a new Northeast Investors SEP IRA.
In addition, the employer should complete IRS Form 5305-SEP (available from the IRS or Northeast Investors). This form is completed and kept by the employer to establish a SEP. Attach a copy of Form 5305-SEP with your application; do not send a copy to the IRS.
Your employer can contribute as much as 25% of your calendar-year compensation up to $40,000 (this amount will be indexed to inflation in future years) to your SEP IRA. The initial contribution required to open a SEP IRA is $500.00. Make checks payable to Northeast Management & Research Company, Inc. Do not use this kit for an IRA that is part of an employer SIMPLE IRA program. Northeast Investors has separate materials for SIMPLE IRA plans and employee IRAs that are part of a SIMPLE IRA plan.
HOW TO MAKE A WITHDRAWAL
A Northeast Investors Universal Withdrawal Authorization Form (the ``Withdrawal Form'') is enclosed in this booklet and additional forms may be requested from Northeast Management & Research Company, Inc. Refer to the Withdrawal Form for the different methods of withdrawals. You generally must be at least age 59 1 /2 to takea withdrawal without penalty.
If you are not 59 1 /2 , you are generally subject to an IRS 10% penalty tax
(in addition to regular income taxes) unless the withdrawal is for a rollover, a direct transfer to another IRA, or an exception applies (see Withdrawal section herein).

SUMMARY
Please send the following: (1) a completed and signed Application Form; (2) a completed and signed Transfer/Direct Rollover Form, if applicable; (3) a check in the amount of your initial contribution, made payable to Northeast Management & Research Company, Inc.
Send all completed forms, checks and any other correspondence to:
Northeast Management & Research Company, Inc.
50 Congress Street, Suite 1000
Boston, MA 02109-4096
If you have any questions please call us at 1-617-523-3588 or 1-800-225-6704. RETAIN A PHOTOCOPY OF THE COMPLETED FORMS, CHECK AND ANY
OTHER CORRESPONDENCE FOR YOUR RECORDS.
GENERAL INFORMATION
Traditional IRA
Northeast Investors Traditional IRA is a convenient, tax-deferred method of saving for retirement. It is called a ``Traditional IRA'' to distinguish it from Roth IRAs and SIMPLE IRAs (which are not described in this Disclosure Statement in any detail). If you (or, if you file a joint tax return, your spouse) receive taxable compensation or earned income during the year and are not age 70 1 /2 by the end of the year, you can set up and make contributions to a Northeast Traditional IRA. However, under the tax laws, if you (or, in certain cases of high income couples, your spouse) are an active participant in an employer retirement plan and your income exceeds a certain level, all or part of your IRA contribution may not be tax-deductible. Each year, you can contribute up to the IRA annual contribution limit in effect for that year (see contribution limits table herein), or your total compensation or earned income if less, to your Northeast Investors Traditional IRA. Your contributions are invested in shares of Northeast Investors Trust or Northeast Investors Growth Fund, as you decide. You can invest a portion of each contribution in each fund, and you can exchange investments from one fund to the other.
The dividends on the shares in your IRA are exempt from Federal income tax until you begin to make withdrawals. You may make withdrawals from your Traditional IRA at any time, but you may have to pay a penalty tax on withdrawals before age 59 1 /2 .
Withdrawals are taxed as ordinary income when you receive them (except for amounts considered a withdrawal of prior nondeductible contributions). If you wait until after retirement to make withdrawals, you may be in a lower income tax bracket or have a greater number of exemptions.

A Traditional IRA must meet certain requirements of the Code. The agreement establishing the Traditional IRA must provide that the custodian is a bank, that contributions will be in cash, and that the assets in the account will be distributed beginning not later than April 1 of the year following the year in which you reach age 70 1 /2 . The Custodial Agreement uses the same language as the IRS model Custodial Agreement, IRS Form 5305-A; the Custodial Agreement is designed to meet the requirements so that your Traditional IRA will receive favorable Federal income tax treatment provided by law.

Revocation
You may revoke your Traditional IRA within seven calendar days after Northeast Management and Research Company receives your IRA Application establishing your IRA. The amount of your deposit will be returned to you without penalty, administrative charge or adjustment for dividends or investment gains or losses. To revoke your account, mail or deliver a written notice to Northeast Management & Research Company, Inc., 50 Congress Street-Suite 1000, Boston, Massachusetts 02109-4096. If you have any questions, call 1-617-523-3588 or 1-800-225-6704.

Three Important Points
First, this Disclosure Statement summarizes the Federal tax treatment of Northeast Investors Traditional IRAs. State taxes on Traditional IRAs may vary from Federal taxes. A further word on this can be found on the corresponding section herein. However, consult your tax advisor for additional information. Second, if you are uncertain about whether you are eligible for a Northeast Investors Traditional IRA, or about when or how much you should contribute to or withdraw from your IRA, consult your tax advisor or the IRS. This booklet outlines the main rules, but no summary can describe all the rules that could apply in your individual case. Northeast Investors is not responsible for determining your eligibility for a Traditional IRA, the tax deductibility of your contributions, or the proper time or amount of any contribution or withdrawal. Third, the language contained in Articles I to VII of the Custodial Agreement use the precise language of IRS Form 5305-A, a form the IRS promulgated to set forth the terms or conditions which must be contained in a Traditional IRA agreement to be a valid Traditional IRA under Code Section 408(a). This use of the IRS-approved language does not mean that the IRS approves the merits of investing in a Northeast Investors Traditional IRA. It simply means that the form of Articles I to VII of the printed terms and conditions for the Northeast Investors Traditional IRA document satisfies the requirements of the IRS.
If you have any questions about your Traditional IRA, you can obtain further information at any IRS district office.
Investments
Your contributions will be invested exclusively in shares of Northeast Investors Trust or shares of Northeast Investors Growth Fund as you choose. Dividends and distributions will be automatically reinvested. For more information about Northeast Investors Trust and Northeast Investors Growth Fund, see the current prospectusesfor the funds.

ELIGIBILITY
Individual Traditional IRA
To make contributions to a Traditional IRA for yourself, you must have received taxable compensation (or earned income if you are self-employed) during the year for personal services, and you must not have reached age 70 1 /2 during the year for which you are making the contribution.
Spousal Traditional IRAs
For each year before the year when your spouse attains age 70 1 /2 , you can contribute to a separate Traditional IRA for your spouse, regardless of whether your spouse had any compensation or earned income for the year. This is called a ``Spousal IRA'' and is available only if you file a joint tax return with your spouse for the year.
The contribution limits for spousal Traditional IRA contributions by a married couple are summarized below.
Traditional IRAs for Divorced Individuals
If you are divorced, for IRA purposes ``compensation'' includes any amounts you receive under a divorce or separation order or agreement and which you must include in your taxable income. Therefore, if you are under age 70 1 /2 , you may have a Traditional IRA and contribute to it from your taxable alimony (and any other actual compensation or earned income you have).
CONTRIBUTIONS
IRA Annual Contribution Limits
For each year when you are eligible (see above), you can make annual contributions up to the lesser of your IRA annual contribution limit (see the table below) or 100% of your compensation (or earned income, if you are self-employed).
However, under Federal tax laws, all or a portion of your contribution may not be deductible.
                        IRA Annual Contribution Limits*
        Year                            Limit
        2002-2004                       $3,000
        2005-2007                       $4,000
        2008                            $5,000
        2009 and future years           $5,000 increased by cost-of-living
                                        adjustments (in $500 increments)
* Special Catch-up contribution rules may apply
If your contributions to your Traditional IRA for a year were less than the IRA annual contribution limit, you cannot contribute more in a later year to make up the difference.
Spousal IRA Contribution Limits
If you and your spouse have Spousal IRAs, each spouse may contribute up to the IRA annual contribution limit to his or her IRA for a year as long as the combined compensation of both spouses for the year (as shown on your joint income tax return) is at least two times the IRA annual contribution limit. If the combined compensation of both spouses is less than two times the IRA annual contribution limit, the spouse with the higher amount of compensation may contribute up to that spouse's compensation amount, or the IRA annual contribution limit, if less. The spouse with the lower compensation amount may contribute any amount up to that spouse's compensation plus any excess of the other spouse's compensation over the other spouse's IRA contribution. However, the maximum contribution to either spouse's Traditional IRA is the individual IRA annual contribution limit for the year.
If you (or your spouse) establish a new Roth IRA and make contributions to both your Traditional IRA and a Roth IRA, the combined limit on contributions to both your (or your spouse's) Traditional IRA and Roth IRA for a single calendar year is the IRA annual contribution limit. (Note: the Traditional IRA annual contribution limit is not reduced by employer contributions made on your behalf to either a SEP IRA or a SIMPLE IRA; salary reduction contributions by you are considered employer contributions for this purpose.)
Special Catch-Up Contribution Rules
Beginning in 2002, if you are age 50 or older by the end of any year, you may make special "catch-up" contributions to a Traditional IRA for that year. For 2002 through the end of 2005, the special "catch-up" contribution is an additional $500 per year. From 2006 on, the special "catch-up" contribution will be $1,000 per year. If you are age 50 or over by the end of a year, your catch-up limit is added to your IRA annual contribution limit for that year. Congress created these "catch-up" contributions specifically for older individuals who may have been absent from the workforce for a number of years and so may have lost out on the ability to contribute to an IRA. The "catch-up" contribution is available to anyone age 50 or older, whether or not they have consistently contributed to a Traditional IRA over the years.
Note that the rules for determining whether a contribution is tax-deductible (see below) also apply to special "catch-up" contributions.
Years Contributions are Allowed
Contributions can be made to your Traditional IRA for each year that you receive taxable compensation (or earned income if you are self-employed) and have not reached age 70 1 /2 . Contributions cannot be made to your Traditional IRA for the year in which you reach age 70 1 /2 or for any later year.
For any year in which you do not work, contributions cannot be made to your Traditional IRA unless you receive alimony or file a joint tax return with your spouse who has compensation or earned income. Even if contributions cannot be made for the current year, the amounts contributed for years in which you did qualify can remain in your Traditional IRA. Contributions can resume for any years that you qualify.
You do not have to contribute to your Traditional IRA for every tax year, even if you can.
Due Date for Contributions
You may make a contribution to your existing Northeast Investors Traditional IRA or establish a new Northeast Investors Traditional IRA for a tax year by the due date (not including any extensions) for your Federal income tax return for that tax year. Usually this is April 15 of the following year. For example, you will have until April 15, 2003 to establish and make a contribution to a Traditional IRA for 2002. Of course, you may make your contribution earlier and it will start earning tax-deferred income sooner.

Designating Year For Which Contribution is Made
If an amount is contributed to your Traditional IRA between January 1 and April 15, you should inform Northeast Management & Research Company, Inc. which year (the current year or the previous year) the contribution is for.
If you do not inform Northeast Management & Research Company, Inc. which year it is to be applied, Northeast Management & Research Company, Inc. can assume, and report to the IRS, that the contribution is for the current year (that is, the year the Company received it).
DEDUCTIONS
The tax laws restrict the income tax deduction for Traditional IRA contributions. The deductibility of your Traditional IRA contribution depends on whether you are an active participant in an employer retirement plan and on your income level.
If you are not an active participant in a retirement plan, you may deduct your full Traditional IRA contribution (up to the IRA Annual contribution limits) regardless of your income level.
If you are an active participant in an employer-sponsored retirement plan, the deductibility of your IRA contribution depends on your adjusted gross income for the tax year for which the contribution is made.
If you are married and contribute to a Spousal IRA for your spouse, the deductibility of the contribution to the Spousal IRA depends upon whether your spouse is an active participant in an employer-sponsored retirement plan for a year (and upon income level). If your spouse is not an active participant, the contribution to your spouse's Traditional IRA (up to the IRA annual contribution limits) will be deductible. An exception to the preceding rules applies to high-income married taxpayers, where one spouse is an active participant in an employer-sponsored retirement plan and the other spouse is not. A contribution to the non-active participant spouse's Traditional IRA will be only partly deductible starting at an adjusted gross income level on the Federal joint tax return of $150,000, and the deductibility will be phased out as described below over the next $10,000 so that there will be no deduction at all with an adjusted gross income level of $160,000 or higher.
In addition, as a further exception, if you are married but filing separately, and if you lived apart from your spouse at all times during a year, one spouse's active participant status will not affect the other's ability to deduct a contribution to the other's Traditional IRA regardless of income level.
Note that if you were divorced or legally separated (and did not remarry) before the end of the year, you cannot deduct any contributions to your spouse's IRA. After a divorce or legal separation, you can deduct only the contributions to your own IRA and your deductions are subject to the rules for single individuals.

Active Participant Status
You are an "active participant" for a year if at any time during the year you are covered by any employer plan under which contributions are made to your account (including a required or voluntary employee contribution by you) or under which you are eligible to earn pension benefit credits.
For example, if you participated during a year in a pension or annuity plan, a profit sharing or stock bonus plan, a 401(k) plan, a self employed plan, a 403(b) plan (or "tax deferred annuity"), a simplified employee pension plan (or "SEP"), a SIMPLE IRA Plan, or a governmental retirement plan, you are probably an active participant. You are considered an active participant even if you are not vested under the plan.

Your W-2 form should indicate whether you were an active participant in an employer sponsored retirement plan for the year. If you have a question, you should ask your employer or the plan administrator.
Deduction Limits
If the active participant rules apply to you, the deductibility of your Traditional IRA contribution depends on your adjusted gross income ("AGI"). AGI is your total income less certain adjustments such as business expenses or alimony, but before itemized deductions and before your IRA deduction. Instructions to calculate your AGI are provided with your IRS Form 1040 or 1040A.
The following chart shows the Low Limit and the High Limit for married taxpayers (filing jointly) and single taxpayers. As you will see, the limits are increasing over the next several years. (Note: if you are married but filing separate tax returns, the Low Limit is always zero and the High Limit is $10,000.)
                        Deductibility of IRA Contributions
                        Low Limit and High Limit (AGI Levels)
                                        Married                 Single
                                     Low       High         Low        High
Year Limit Limit Limit Limit
2002 *******************************$54,000 $ 64,000       $34,000   $44,000
2003 *******************************$60,000 $ 70,000       $40,000   $50,000
2004 *******************************$65,000 $ 75,000       $45,000   $55,000
2005 *******************************$70,000 $ 80,000       $50,000   $60,000
2006 *******************************$75,000 $ 85,000       $50,000   $60,000
2007 *******************************$80,000 $100,000       $50,000   $60,000
Here are the deduction rules if you are an active participant:
*If your AGI is any amount up to the Low Limit, your entire Traditional IRA contribution is deductible.
*If your AGI falls between the Low Limit and the High Limit, your contribution is partly deductible. You must figure out how much is deductible by using the calculations described herein.
*If your AGI is above the High Limit, your contribution is not deductible.

If you are in the partly deductible range (in between Low and High Limits), you can determine how much of your contribution is deductible using the following calculations:
(1) Insert your adjusted gross income (AGI)****************** _________________
(2) Insert the Low Limit that applies to you for the year (for 2003 is $40,000 for single taxpayers, $60,000 for married
taxpayers filing jointly) *********************************    ________________
(3) Subtract line (2) from line (1)****************************________________
(4) Divide line (3) by $10,000 (note that the for married joint filers you divide line (3) by $20,000 starting in 2007) *******________________
(5) Insert applicable IRA Annual Contribution Limit ($3,000 for your Traditional or Spousal IRA or $3,500 if age 50 or older)
(6) Multiply line (4) by line (5) ******************************_______________
(7) Subtract line (6) from line (5)****************************________________
(8) If line (7) is not evenly divided by $10, round it down to the
nearest $10. *****************************************          _______________
(9) Enter the amount on line (8) or $200, whichever is greater.
This is your deductible limit. Contributions up to this amount are deductible. Contributions above this amount are not
deductible. *******************************************         _______________
For example, assume that in 2003 you make a $3,000 contribution to your Traditional IRA, a year in which you are an active participant in your employer's retirement plan. Also assume that your AGI is $66,555 and you are married and filing jointly. You would calculate the deductible portion of your contribution as follows:
Determine amount by which your AGI exceeds the Low Limit of the partly deductible range: ($66,555-$60,000) = $6,555.00. Divide $ 6,555.00 by
$10,000 = 0.6555. Multiply this by your IRA annual contribution limit ($3,000):
0.6555 x 3,000 = $1,966.50. Subtract $1,966.50 from your IRA annual contribution limit: ($3,000-$1,966.50) = $1,033.50. Round this down to the nearest $10 =
$1,030.
Your deductible contribution is the greater of this amount or $200. In this case, you may deduct $1,030 on your Federal income tax return.
If you are under the special rule for high income married persons (those with joint income of over $150,000 or more) where only one is an active participant in an employer-sponsored retirement plan, the deduction phase out described above applies to the contribution for the non-active participant spouse. When using the formula, $150,000 is the Low Limit and $160,000 is the High Limit. Non-Deductible Contributions
You can still make a full contribution to your Traditional IRA even if the entire contribution is not deductible. The earnings on your contribution will build up in your Northeast Investors Traditional IRA without income tax until distributed to you. This can make non-deductible contributions to your Northeast Investors Traditional IRA superior to other investment options.
Of course, the combined total of deductible and nondeductible contributions must not exceed your IRA Annual Contribution Limit for the year.
If you make any nondeductible contribution to a Traditional IRA for a particular tax year, you must report the amount of the nondeductible contribution on your Federal income tax return for the year. See IRS Form 8606.

Income Tax Credit for Contributions
Beginning in 2002, certain taxpayers (that is, age 18 or over, not a full-time student, not a dependent on someone else's return, and AGI in certain range) may be eligible to take a tax credit on their Federal income tax return for a portion of their Traditional IRA contributions (for qualifying taxpayers, the tax credit is also available for a portion of their contributions to a Roth IRA as well). This credit can reduce any Federal income tax you pay dollar-for-dollar. The amount of the credit you get is based on your IRA contributions and your credit percentage. The credit percentage can be as low as 10 % or as high as 50%, depending on your AGI--the lower your income, the higher the credit percentage.
The maximum contribution taken into account for the credit for an individual is $2,000. If you are married and filing jointly, the maximum contribution taken into account for the credit is $2,000 each for you and your spouse. The credit phases out and is not available to taxpayers with AGI exceeding $50,000
(married filing jointly), $37,500 (filing as a head of household), or $25,000 (single filer or married taxpayer filing separately).
The contribution amount used for calculating the credit may have to be reduced by any taxable distributions from a retirement plan or IRA that you or your spouse receive during the taxable year you claim the credit, during the two preceding years, or during the period after the end of the taxable year up to the due date for filing your return for that year. After these reductions, the maximum annual contribution eligible for the credit per person is $2,000.
The amount of your credit in any year cannot exceed the amount of tax that you would otherwise pay (not counting any refundable credits or the adoption credit) in any year. If your tax liability is reduced to zero because of other nonrefundable credits, then you will not be entitled to the saver's credit. There are a number of other rules as well. For additional information, consult the IRS or a qualified professional.
INVESTMENTS
INVESTMENT CHOICES
Contributions to your Northeast Investors Traditional IRA may be invested in shares of Northeast Investors Trust or in shares of Northeast Investors Growth Fund. You may also invest part of each contribution in each fund. To indicate your choice, simply fill out and sign the Application Form and send it to Northeast Management & Research Company, Inc. with your contribution.
Also, you can direct the custodian to exchange a specified number of the Northeast Investors Trust shares in your Traditional IRA to Northeast Investors Growth Fund, or vice versa.
Be sure to read the current prospectuses for Northeast Investors Trust and Northeast Investors Growth Fund to familiarize yourself with the investment objectives and policies of each as well as fees.
GROWTH OF YOUR ACCOUNT
Dividends and any capital gains distributions on the shares of Northeast Investors Trust or Northeast Investors Growth Fund in your account will be reinvested in additional shares and fractional shares.
Shareholders of Northeast Investors Trust are entitled to receive dividends approximately equal to the net income of the Trust, plus other cash distributions as the Trustees may declare. Net income is the gross earnings of the Trust less expenses, and each share is entitled to receive a proportionate amount of a dividend or distribution.
Shareholders of Northeast Investors Growth Fund receive income dividends equal to substantially all of the net investment income of the Fund. In addition, shareholders may receive a capital gains distribution equal to substantially all of the Fund's net realized capital gains (reduced by any available capital loss carryforwards). Each share receives a proportionate amount of any dividend or distribution.
Because the net income of Northeast Investors Trust and of Northeast Investors Growth Fund may fluctuate from year to year, no fixed dividends can be promised. Also, because the value of their investment portfolios may fluctuate, the amount available for distribution to you from your account cannot be projected or guaranteed.
For further information on dividends and distributions, see the current Northeast Investors Trust prospectus or Northeast Investors Growth Fund prospectus.

EXCESS CONTRIBUTIONS
An ``excess contribution'' occurs if you contribute more to your Traditional IRA or a spousal Traditional IRA for a year than the maximum allowed for that year. The excess is the difference between the amount you actually contributed and the maximum allowed.
Remember, an excess contribution results if you contribute above the IRA annual contribution limit for a year (for example, for 2003, $3,000 per IRA or $3,500 if age 50 or older), not the maximum deductible amount.
For example, if you contributed $3,500 to your own Traditional IRA for 2003 and are not age 50 or over, you would have a $500 excess contribution. Also, if you contribute in a year when you are not eligible (because you were age 70 1 /2 or you had no compensation or earned income), the entire contribution is an excess contribution. If you have an excess contribution, you must pay an IRS penalty tax of 6% of the excess contribution.
You can avoid paying the penalty tax if you withdraw the excess contribution on or before the due date (including any extensions) for filing your Federal income tax return for the year for which the excess contribution was made. Net income on the excess must accompany the withdrawal.
Such a withdrawal is not treated as a taxable distribution from your Traditional IRA, but you must include net income on your tax return for the year for which the excess contribution was made. Also, if you are under age 59 1 /2 , you may have to pay an IRS premature withdrawal penalty equal to 10% of the amount of the net income, unless an exception applies.
If you do not withdraw the amount of the excess contribution in time, you must pay the 6% penalty for the year for which the excess contribution was made. You will have to pay another 6% penalty tax in each subsequent taxable year during which the excess remains in your Traditional IRA.
You can reduce or avoid the penalty tax in later years by reducing or eliminating the excess in your Traditional IRA. To reduce the excess, simply contribute less than the maximum amount allowed in any later year. The difference between the maximum allowed and the amount you did contribute reduces the excess in your Traditional IRA dollar for dollar. Also, the amount by which you reduce the excess is treated as a contribution to your Traditional IRA in the later year and may be deductible on your tax return for the later year depending on your active participant status and AGI for the year.

WITHDRAWALS
TAXATION OF WITHDRAWALS
The tax treatment of withdrawals from your Traditional IRA depends on whether you made any non-deductible contributions. If you never made a nondeductible contribution, each withdrawal from your Traditional IRA will be included in your taxable income for the year of the withdrawal.
If you made non-deductible contributions (because of the active participant rules), each withdrawal is considered in part a return of your nondeductible contributions.
The non-deductible contributions returned are not subject to Federal income tax. The balance of the withdrawal is taxed.
There are specific rules for determining the non-taxable part of a withdrawal. The year-end value of all your Traditional IRAs is added (with any withdrawals during the year added back for this purpose). Your withdrawals during the year are multiplied by a fraction. The numerator of the fraction is your total non-deductible contributions to your Traditional IRA (reduced by non-deductible contributions considered withdrawn in prior years) and the denominator is the year-end value of your Traditional IRAs. The resulting amount is the non-taxable part of the withdrawals.
When doing these calculations, treat all your Traditional IRAs as one IRA. The rules for calculating the non-taxable part apply even if you keep separate Traditional IRAs for your deductible and non-deductible contributions and you take your entire withdrawal from the non-deductible Traditional IRA.
You are responsible for keeping records of your deductible and nondeductible contributions so you can determine your income taxes correctly.
Withdrawals from a Traditional IRA are not subject to the required 20% income tax withholding rules that apply to most distributions from qualified employer plans and 403(b) arrangements. Withdrawals are subject to income tax withholding unless you elect not to have withholding. The withdrawal authorization form has additional information about withholding.

WHEN CAN I MAKE WITHDRAWALS?
You can make withdrawals from your Traditional IRA at any time. Any taxable amounts you withdraw are included in your income for the year you receive them. If you withdraw any funds from your Traditional IRA before reaching age 59 1 /2 (except for certain withdrawals of excess contributions and certain substantially equal payments over the life expectancy of you, or you and a designated beneficiary), you must pay an IRS penalty tax of 10% of the ``premature withdrawal'' in addition to regular income taxes on the amount withdrawn. However, there are certain exceptions to the ``premature withdrawal'' penalties. These are described in the following paragraphs.
If you are disabled, you may make withdrawals immediately and you will not be subject to the premature withdrawal penalty. You are considered ``disabled'' if you are unable to engage in any substantial gainful activity because of a physical or mental impairment, which can be expected to result in death or to be of long-lasting or indefinite duration. If you die, your beneficiary may withdraw from your IRA without the IRS premature withdrawal penalty.
The premature withdrawal penalty does not apply if the withdrawal does not exceed the amount of ``eligible higher education expenses'' or ``eligible first-time homebuyer expenses'' during the year.
``Eligible higher education expenses'' include tuition, fees, books and supplies needed to attend a post-secondary institution of higher learning. Also, room and board may qualify if the student is attending at least half time. The expenses may be for you or your spouse, child or grandchild.
``First-time homebuyer expenses'' include the cost of purchase or construction of a principal residence (including financing or closing costs) for you, your spouse, or a child, grandchild, parent or grandparent of you or your spouse. A person is a ``first-time homebuyer'' for this purpose if he or she (and his or her spouse) did not own an interest in a principal residence during the two years before the date of purchase or construction of the new home. For any individual, a lifetime maximum of $10,000 may be treated as eligible first-time homebuyer expenses, regardless of the number of homes purchased.
If your medical expenses in a year exceed 7 1 /2 % of your AGI for that year, then IRA withdrawals in that year up to the amount of the excess medical expenses are not subject to the 10% penalty tax. Withdrawals also are not subject to the 10% penalty tax if the withdrawal is any amount up to the amount that you paid for health insurance premiums for yourself, your spouse and dependents if you are unemployed. This exception applies only if you have received unemployment compensation for at least 12 weeks, and only to withdrawals you made in the year that you received the unemployment compensation and the following year. Any withdrawals made after you have been reemployed for at least 60 days will not be exempt.
Any amounts taken from your IRA under an IRS tax levy for unpaid taxes are not subject to the penalty. This exception applies only to an actual IRS tax levy; it does not apply, for example, if you withdraw money from your IRA in order to pay overdue taxes.

WHEN MUST I MAKE WITHDRAWALS?
You must make withdrawals from your Traditional IRA in amounts sufficient to meet the IRS' required minimum distribution rules starting when you reach age
70 1 /2 .
Serious tax penalties can result from failing to satisfy these rules, so it is important for you to understand the rules and to satisfy their requirements.
The first required distribution is for the calendar year in which you reach age 70 1 /2 .
This distribution must be withdrawn by April 1 of the following calendar year. A minimum distribution for each subsequent year must be withdrawn by December 31 of that year. For example, if you reach age 70 1 /2 during 2003, you must withdraw the required minimum distribution for 2003 no later than April 1, 2004. You must withdraw the required minimum distribution for 2004 by December 31, 2004, the required minimum distribution for 2005 by December 31, 2005, and so on. New rules make it easier for you to calculate your required minimum distribution. Under these rules, an IRS uniform life expectancy table is used to determine required minimum distributions. The uniform table is based on the joint life expectancy of you and a beneficiary 10 years younger than you.
(An actual joint life expectancy table may be used if your spouse is your sole beneficiary and is more than 10 years younger than you.) The required minimum distribution amount for a year is determined by dividing the balance in your Traditional IRA at the end of the prior year by the life expectancy factor for your age as shown on the uniform table. The life expectancy factor is determined using your attained age at the end of each distribution year. You are no longer required to elect whether or not to recalculate life expectancies because recalculation is built into the uniform table. Although the required minimum distribution rules have been, in some ways, simplified, they are still rather complex. Consult your tax advisor for assistance.
If you have more than one Traditional IRA, the required minimum is calculated separately for each IRA. However, the total minimum may be satisfied by withdrawals from any one or more of your Traditional IRAs as you choose (withdrawals from any Roth IRA you may have cannot be used to satisfy the minimum withdrawal requirements for your Traditional IRAs).
If you have spousal Traditional IRAs, the rules for calculating the minimum required annual distribution from each spousal IRA is determined using the life expectancy factor for the spouse who established the IRA.
You can receive installment payments larger than the minimum amount. However, if the amount distributed for any year is less than the minimum required amount, a penalty tax must be paid.
The IRS penalty tax is 50% of the difference between the amount that should have been distributed and the amount that was distributed from your account. The IRS may waive the penalty tax if you can show that the shortfall was due to reasonable error and you are taking steps to remedy the shortfall.

METHODS OF WITHDRAWALS
You can withdraw the amount in your Traditional IRA in installment payments over a specified period that meets the IRS required minimum distribution rules. Or you can withdraw the total amount in one lump sum payment.
Lump sum payments from a Traditional IRA do not receive the special tax treatment available in certain cases for lump sum distributions from most retirement plans. Therefore, it may be advantageous for you to withdraw the account in periodic installments.
Amounts withdrawn are subject to withholding of Federal income tax unless you direct no withholding. The Withdrawal Authorization Form provides a space to elect against withholding, and contains additional information on withholding (see Tax Withholding Fee section herein).
To make a withdrawal or to establish a program of installment withdrawals, simply complete the Withdrawal Authorization Form and send the form to Northeast Management & Research Company, Inc.
Be sure to start withdrawals no later than the required beginning date to avoid penalties for insufficient withdrawals. You are responsible for meeting the minimum withdrawal rules; the custodian will not process any withdrawals without your written instructions. Also, remember that the minimum amount required to be withdrawn may change from year to year because of earnings or fluctuations in the value of the shares in your account or because you recalculated your life expectancy.
Therefore, if you have established a program of installment withdrawals, you should submit a new Withdrawal Authorization Form each year if you need
(or want) to adjust the amount of each installment.
If tax, estate, or financial planning considerations affect the timing or amount of your Traditional IRA withdrawals, be sure to consult a qualified professional.

DEATH BENEFITS
You can name a beneficiary on the Designation of Beneficiary (Section 3 of the Application Form) or in another written instrument filed with Northeast Management & Research Company, Inc. You can change a previous designation at any time by filing a new form or instrument.
If you die before all the funds held in your Traditional IRA has been distributed to you, the balance in your account will be paid to your beneficiary. Distribution may be in the form of a lump sum payment or periodic installments. The custodian of your Traditional IRA will make distributions to your beneficiary in accordance with his or her specific instructions.

Death After Required Beginning Date
If you die after your required beginning date under the required minimum distribution rules, the funds remaining in your Traditional IRA must be distributed to your designated beneficiary over the beneficiary's single life expectancy. Calculating the beneficiary's life expectancy is performed differently depending on whether the beneficiary is your surviving spouse or another person.

Death Prior to Required Beginning Date
If you die prior to your required beginning date, all the funds in your Traditional IRA must be completely distributed to your designated beneficiary by December 31 of the year containing the fifth anniversary of your death unless your designated beneficiary elects, no later than December 31 of the year following the year of your death, to receive funds from your Traditional IRA over a fixed period that is no longer than his or her single life expectancy.
If your beneficiary is your surviving spouse, distribution of funds from your Traditional IRA can be made to him or her over a fixed period that is no longer than his or her life expectancy and commencing at any date prior to December 31 of the year in which you would have attained age 70 1 /2 .
If your designated beneficiary is your surviving spouse, the spouse may also elect to rollover the funds in your Traditional IRA into his or her own account or treat your Traditional IRA as his or her own by making contributions to it. In this case, he or she is not required to make withdrawals from the Traditional IRA until April 1 following the year in which he or she reaches age 70 1 /2 . There are special rules if you have multiple designated beneficiaries or if you have designated a beneficiary that is not an individual (for example, a trust). The required minimum distribution rules for beneficiaries are complex. Failure to satisfy these rules may subject your beneficiary to an IRS penalty tax of 50% of the difference between the minimum required distribution to the beneficiary and the amount actually distributed for a year (unless the IRS waives or reduces the penalty tax because the beneficiary shows that the failure was due to reasonable cause and the beneficiary is taking reasonable steps to remedy the problem). Your beneficiary should consult a qualified professional to insure that the rules are being satisfied. The designation of a beneficiary to receive funds from your Traditional IRA at your death is not considered a transfer subject to Federal gift taxes. Any funds remaining in your Traditional IRA at your death would be includible in your estate for Federal estate tax purposes.
TAX-FREE ROLLOVERS: ANOTHER ADVANTAGE
Under certain circumstances, you can receive a distribution from one Traditional IRA, or from a qualified plan, a tax-sheltered annuity or another arrangement under Section 403(b) of the Code, or an eligible tax-deferred compensation plan maintained by a governmental employer under Section 457 of the Code, and deposit the amount received in another Traditional IRA without including the distribution in your income for Federal income tax purposes. Such a "tax-free rollover" must be completed within 60 days after you receive the distribution.
A payment of your account balance under a qualified plan, 403(b) arrangement or an eligible 457 plan directly to a Northeast Investors Traditional IRA is a way to avoid the 20% income tax withholding requirements. Most distributions from qualified plans, 403(b) accounts (other than financial hardship withdrawals) or eligible 457 plans, are subject to 20% withholding unless paid directly to another qualified plan, 403(b) arrangement or 457 plan or to an IRA (this is called a "direct rollover").

There are complex, specific rules for each kind of transfer, so you should consult your tax advisor or the IRS if you have questions about the rules. Rollover contributions are not subject to the limits on annual contributions to a Traditional IRA. However, all amounts in your Traditional IRA, including rollover contributions, are subject to the rules discussed above concerning the time and method of withdrawal.

IRA-to-IRA Rollover
If you have another Traditional IRA (for example with a bank), you can withdraw all or part of the amount in that account and rollover all or part of the amount withdrawn to a Northeast Investors Traditional IRA. Or, you can withdraw all or part of the amount in your Northeast Investors Traditional IRA and rollover all or part of the amount withdrawn to another Traditional IRA or individual retirement annuity. The amount rolled over will not be subject to Federal income tax (or the 10% IRS premature withdrawal penalty) if you complete the rollover within 60 days after the withdrawal.
After making a rollover from one Traditional IRA, you must wait a full year
(365 days) before you can make another such rollover from the same Traditional IRA. In addition, after Traditional IRA assets are rolled over from one Traditional IRA to another, a second rollover of the same assets cannot be made for a full year. As an alternative to a rollover, arrangements may be made for a direct transfer from your current Traditional IRA custodian or trustee to a Northeast Investors Traditional IRA. The one-year waiting period does not apply to direct transfers from one IRA custodian or trustee to another.
You should not make a rollover or transfer from a Traditional IRA to a  SIMPLE
IRA.
You may make a rollover or transfer from a Traditional IRA to a Roth IRA you establish. This will cause all taxable amounts rolled over or transferred to be taxed (a Roth IRA rule). Such rollovers (Traditional IRA to Roth IRA) are discussed more fully in the Northeast Investors Roth IRA kit.

Direct Transfer
As an alternative to a rollover, arrangements may be made for a direct transfer from your current Traditional IRA custodian or trustee to a Northeast Investors Traditional IRA. The one-year waiting period does not apply to direct transfers from one IRA custodian or trustee to another.

Rollovers From A Qualified Plan, 403(b) Arrangement Or Eligible 457 Plan
To A Traditional IRA
Most distributions from a qualified plan, 403(b) arrangement or an eligible 457 deferred compensation plan maintained by a governmental employer are now eligible for rollover to a Traditional IRA. The main exceptions are:
(payments over the lifetime or life expectancy of the participant (or participant and a designated beneficiary);
(installment payments for a period of 10 years or more;
(required distributions under the age 70 1 /2 rules; and (financial hardship withdrawals from a 401(k) plan, 403(b) arrangement or other plan.
If you will receive an eligible rollover distribution from a qualified plan, 403(b) arrangement or eligible 457 plan or a distribution upon termination of such a plan, you can defer paying taxes by requesting the plan administrator or 403(b) sponsor to transfer the distribution amount directly to a Northeast Investors Traditional IRA in a direct rollover. Or, you may receive the distribution and roll it over to a Northeast
Investors Traditional IRA within 60 days after you receive the distribution. However, unless you elect a direct rollover of your distribution, the person making payment MUST WITHHOLD 20% OF YOUR DISTRIBUTION for Federal income taxes. Your plan administrator or 403(b) sponsor will provide you with a notice concerning direct rollovers, regular 60-day rollovers and withholding taxes before you receive your distribution.

Rollover Of Traditional IRA Withdrawal To An Employer Qualified Plan Or 403(b) Arrangement

Generally speaking, withdrawals from your Traditional IRA may be rolled over to an employer's plan (this includes a tax-qualified plan such as a 401(k) plan, a 403(b) arrangement or an eligible governmental 457 plan.) arrangement.

Before 2002, the rules governing such rollovers were more restrictive. A Traditional IRA must have held no assets other than those that were previously distributed to you from a qualified plan (called a ``conduit IRA''). Specifically, under the old rules a Traditional IRA could not contain any annual contributions by you (or your spouse). Starting in 2002, assets held in a Traditional IRA, whether originally rolled over from an employer plan or attributable to annual contributions, may be rolled over into an employer's plan. Such a rollover must be completed within 60 days after the withdrawal from your IRA.

Note that the employer plan must accept the rollovers.

Only amounts that would, absent the rollover, otherwise be taxable may be rolled over to an employer plan. In general, this means that after-tax contributions to a Traditional IRA may not be rolled over to an employer plan. However, to determine the amount an individual may roll over to an employer plan, all Traditional IRAs are taken into account. If the amount being rolled over from one Traditional IRA is less than or equal to the otherwise taxable amount held in all of the individual's Traditional IRAs, then the total amount can be rolled over into an employer plan, even if some of the funds in the Traditional IRA being rolled over are after-tax contributions.

Rollovers by a Surviving Spouse

If a surviving spouse receives a distribution from a qualified plan or 403(b) arrangement because of the employee/ spouse's death, the surviving spouse may be able to defer income taxes by having all or a part of the distribution transferred directly to a Traditional IRA established for the spouse. The rules governing rollovers are complicated. Be sure to consult your tax advisor or the IRS if you have any questions about rollovers.

SOME THINGS TO AVOID
Transactions between you and your Traditional IRA are not allowed. Specific ``prohibited transactions'' are listed in the Code. They include borrowing from your IRA, selling or exchanging property with your IRA and similar transactions.

If you engage in a prohibited transaction, your Traditional IRA will lose its tax-exempt status. The value of your account (except for any nondeductible contributions by you) will be treated as taxable income to you in that year. In addition, you must pay the 10% IRS penalty for premature withdrawals if you are under age 591/2.

If you use all or part of your Traditional IRA as security for a loan, the part so used will be treated as taxable income to you in that year. Again, you may have to pay the tax for premature withdrawals in addition to regular income taxes on the amount used as security.

MAINTENANCE FEE AND OTHER CHARGES

Annual Maintenance Fee

Each year, a fee of $10.00 is charged to cover the cost of the custodian services provided by Investors Bank & Trust Company. The amount of the fee may be changed by agreement between the Custodian and Northeast Management & Research Company, Inc.

For your convenience, we offer a choice of two ways to pay this fee:

1. Automatic Deduction: This method of automatic deduction is the most convenient for you. The fee of $10.00 is automatically deducted from your IRA in December, and the deduction will be reflected in your year-end statement.

2. Payment by Check: You may send a check for $10 payable to Northeast Management & Research Co., Inc. at any time during the year to cover the maintenance fee.

If we do not receive a check for the maintenance fee during the year, we will automatically charge your account for the fee in December. If you terminate your Traditional IRA during a year, you must pay that year's fee or else it will be deducted from your account.

Tax Withholding Fee

A $10.00 fee is charged to your account each time you request tax withholding on any withdrawal. Separate withholding fees apply for Federal and state tax withholding. Please take note this fee is automatically deducted at the time of the withdrawal.

Northeast Investors Trust Fee

The trustees of Northeast Investors Trust are entitled to receive an annual fee equal 1/2 of 1% of the principal of the Trust, computed at the end of each quarter at the rate of 1/8 of 1% of the principal at the close of the quarter. For this purpose, the principal of the Trust is the total value of the Trust's investment portfolio and other assets, less all liabilities except accrued trustees' fees.

The trustees of Northeast Investors Trust are entitled to charge a redemption fee of up to 1% of the net asset value of the shares redeemed. It is the present policy of the trustees not to charge such a fee, but the trustees may change this policy without notice to the shareholders.


For further information on the trustees' annual fee and the redemption of shares, see the current Northeast Investors Trust prospectus.

Northeast Investors Growth Fund Fee

Northeast Investors Growth Fund has an Advisory and Service Contract with Northeast Management & Research Company, Inc. (``NMR'') under which NMR provides investment advice and other services to the Fund. As its compensation under the contract, NMR receives a monthly fee calculated at an annual rate of 1% of the daily average net assets of the Fund up to and including $10,000,000, 3/4 of 1% of such daily average net assets above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such daily average net assets in excess of $30,000,000.

Under the contract, NMR pays a portion of operating and bookkeeping expenses of the Fund. The Fund is required to pay its legal fees, auditing fees, cost of reports to shareholders and expense of shareholders' meetings, and certain other expenses. For more information on the contractual fees, and other expenses of the Fund, see the current prospectus relating to Northeast Investors Growth Fund.

STATE TAX RULES

The tax rules discussed in this Disclosure Statement are based on Federal tax law. Tax treatment of Traditional IRAs under state law varies from state to state. You should check with your tax advisor or state revenue or tax department with regard to the applicable tax laws of your state.

For purposes of the Massachusetts income tax on residents, contributions to a Traditional IRA are not deductible. Dividends and other income received by your IRA are not currently taxed. Excess contributions, early withdrawals and late withdrawals are not subject to any penalties or special taxes in Massachusetts. Withdrawals are not included in income in the year received until the amount withdrawn equals the amount of your contributions. A transaction which is a tax-free rollover for Federal tax purposes will also be tax-free for Massachusetts tax purposes.

Non-residents of Massachusetts are not liable for Massachusetts income tax on amounts earned by or withdrawn from a Northeast Investors Traditional IRA. For advice on treatment of Traditional IRAs under the tax laws of Massachusetts or other states, consult your tax advisor or legal counsel.

IRS REPORTS AND RETURNS

If you owe an IRS penalty tax for an excess contribution, a premature withdrawal, or the failure to withdraw the required minimum amount, you must file Form 5329 with your individual tax return. If your only Traditional IRA transactions in a year are your contributions or withdrawals from the account, you need not file Form 5329.

Northeast Investors Traditional IRA Custodial Agreement

Articles I through VII of this Northeast Investors Traditional IRA Custodial Agreement (the ``Agreement'') are substantially in the form promulgated by the Internal Revenue Service (the ``IRS'') in Form 5305-A (Revised March 2002) for establishing an individual retirement custodial account (the ``IRA'' or ``custodial account'').

Article I

Except in the case of a rollover contribution described in Section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or 457(e)(16) of the Internal Revenue Code
(the ``Code''), an employer contribution to a simplified employee pension plan as described in Code Section 408(k), or a recharacterized contribution described in Code Section 408A(d)(6), the custodian will accept only cash contributions up to $3,000 per year for tax years 2002 through 2004. That contribution limit is increased to $4,000 for tax years 2005 through 2007 and $5,000 for 2008 and thereafter. For individuals who have reached age 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2002 through 2004, $4,500 for 2005, $5,000 for 2006 and 2007, and $6,000 for 2008 and thereafter. For tax years after 2008, the above limits will be increased to reflect a cost-of-living adjustment, if any.

Article II

The depositor's interest in the balance in the custodial account is nonforfeitable.

Article III

1. No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of Code Section 408(a)(5)).

2. No part of the custodial account funds may be invested in collectibles (within the meaning of Code Section 408(m)) except as otherwise permitted by Code Section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

Article IV

1. Notwithstanding any provision of this agreement to the contrary, the distribution of the depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with Code Section 408(a)(6) and the regulations thereunder, the provisions of which are herein incorporated by reference.

2. The depositor's entire interest in the custodial account must be, or begin to be, distributed not later than the depositor's required beginning date, April 1 following the calendar year in which the depositor reaches age 701/2. By that date, the depositor may elect, in a manner acceptable to the custodian, to have the balance in the custodial account distributed in:

(a) a single sum, or

(b) payments over a period not longer than the life of the depositor or the joint lives of the depositor and his or her designated beneficiary.

3. If the depositor dies before his or her entire interest is distributed to him or her, the remaining interest will be distributed as follows:

(a) If the depositor dies on or after the required beginning date and:

(i) the designated beneficiary is the depositor's surviving spouse, the remaining interest will be distributed over the surviving spouse's life expectancy as determined each year until such spouse's death, or over the period in paragraph (a)(iii) below if longer. Any interest remaining after the spouse's death will be distributed over such spouse's remaining life expectancy as determined in the year of the spouse's death and reduced by 1 for each subsequent year, or, if distributions are being made over the period in paragraph (a)(iii) below, over such period.

(ii) the designated beneficiary is not the depositor's surviving spouse, the remaining interest will be distributed over the beneficiary's remaining life expectancy as determined in the year following the death of the depositor and reduced by 1 for each subsequent year, or over the period in paragraph (a)(iii) below if longer.

(iii) there is no designated beneficiary, the remaining interest will be distributed over the remaining life expectancy of the depositor as determined in the year of the depositor's death and reduced by 1 for each subsequent year.

(b) If the depositor dies before the required beginning date, the remaining interest will be distributed in accordance with (i) below or, if elected or there is no designated beneficiary, in accordance with (ii) below:

(i) The remaining interest will be distributed in accordance with paragraphs
(a)(i) and (a)(ii) above (but not over the period in paragraph (a)(iii), even if longer), starting by the end of the calendar year following the year of the depositor's death. If, however, the designated beneficiary is the depositor's surviving spouse, then this distribution is not required to begin before the end of the calendar year in which the depositor would have reached age 701/2. But, in such case, if the depositor's surviving spouse dies before distributions are required to begin, then the remaining interest will be distributed in accordance with (a)(ii) above (but not over the period in paragraph (a)(iii), even if longer), over such spouse's designated beneficiary's life expectancy, or in accordance with (ii) below if there is no such designated beneficiary.

(ii) The remaining interest will be distributed by the end of the calendar year containing the fifth anniversary of the depositor's death.

4. If the depositor dies before his or her entire interest has been distributed and if the designated beneficiary is not the depositor's surviving spouse, no additional contributions may be accepted in the custodial account.

5. The minimum amount that must be distributed each year, beginning with the year containing the depositor's required beginning date, is known as the '`required minimum distribution'' and is determined as follows:

(a) The required minimum distribution under paragraph 2(b) for any year, beginning with the year the depositor reaches age 701/2, is the depositor's custodial account value at the close of business on December 31 of the preceding year divided by the distribution period in the uniform lifetime table in Treasury Regulation Section 1.401(a)(9)-9. However, if the depositor's designated beneficiary is his or her surviving spouse, the required minimum distribution for a year shall not be more than the depositor's custodial account value at the close of business on December 31 of the preceding year divided by the number in the joint and last survivor table in Treasury Regulation Section 1.401(a)(9)-9. The required minimum distribution for a year under this paragraph (a) is determined using the depositor's (or, if applicable, the depositor and spouse's) attained age (or ages) in the year.

(b) The required minimum distribution under paragraphs 3(a) and 3(b)(i) for a year, beginning with the year following the year of the depositor's death (or the year the depositor would have reached age 701/2, if applicable under paragraph 3(b)(i)) is the custodial account value at the close of business on December 31 of the preceding year divided by the life expectancy (in the single life table in Treasury Regulation Section 1.401(a)(9)-9) of the individual specified in such paragraphs 3(a) and 3(b)(i).

(c) The required minimum distribution for the year the depositor reaches age 701/2 can be made as late as April 1 of the following year. The required minimum distribution for any other year must be made by the end of such year.

6. The owner of two or more traditional IRAs may satisfy the minimum distribution requirements described above by taking from one traditional IRA the amount required to satisfy the requirement for another in accordance with the regulations under Code Section 408(a)(6).

Article V

1. The depositor agrees to provide the custodian with all information necessary to prepare any reports required by Code Section 408(i) and Treasury Regulations Sections 1.408-5 and 1.408-6.

2. The custodian agrees to submit to the IRS and depositor the reports prescribed by the IRS.

Article VI

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles inconsistent with Code Section 408(a) and the related regulations will be invalid.

Article VII

This agreement will be amended as necessary to comply with the provisions of the Code and the related regulations. Other amendments may be made with the consent of the persons whose signatures appear below.

Article VIII

1. The amount of each contribution credited to the depositor's individual retirement custodial account shall (except to the extent applied to pay fees or other charges under Section 7 below) be applied to purchase full and fractional shares of Northeast Investors Trust or Northeast Investors Growth Fund (provided always that such shares may legally be offered for sale in the state of the depositor's residence) in accordance with instructions of the depositor given under Section 3 below. The custodian (or Northeast Management & Research Company, Inc. (``NMR'') acting as agent for the custodian under
Section 16 of this Article VIII) may retain the depositor's initial deposit for a period of up to ten (10) days after receipt thereof, without liability for interest or for loss of earnings or appreciation, and may invest the initial deposit at the end of such period. The depositor may revoke the newly established custodial account by written notice to the custodian received by the custodian within seven (7) calendar days after the depositor received the Northeast Investors Traditional IRA Disclosure Statement. Upon revocation, the amount of the depositor's initial deposit will be returned to him or her.

2. All dividends and capital gains or other distributions received on the shares of Northeast Investors Trust held in the depositor's custodial account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Trust. Similarly, all dividends and capital gains or other distributions received on the shares of Northeast Investors Growth Fund held in the depositor's custodial account shall be retained in the account and (unless received in additional shares) shall be reinvested in full and fractional shares of Northeast Investors Growth Fund.

In the event that any fund held in the custodial account is liquidated or is otherwise made unavailable by NMR as a permissible investment for a custodial account hereunder, the liquidation or other proceeds of such fund shall be invested in accordance with the instructions of the depositor. If the depositor does not give such instructions, or if such instructions are unclear or incomplete in the opinion of NMR, NMR may invest such liquidation or other proceeds in such other fund (including a money market fund if available) as the NMR designates, and neither the NMR nor the custodian will have any responsibility for such investment.

3. For each contribution, the depositor shall designate the portion that will be invested in shares of Northeast Investors Trust and the portion that will be invested in shares of Northeast Investors Growth Fund. A contribution may be invested entirely in Northeast Investors Trust, entirely in Northeast Investors Growth Fund, or partly in each fund. However, all investment directions (including those under this Section 3 or under Section 4) will be subject to the minimum initial or additional investment and minimum balance requirements of the funds. The depositor shall make such designation on an applicable form provided by the custodian or NMR or other written notice acceptable to the custodian or NMR. If any such designation or other investment instructions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may hold such amount uninvested (without crediting any interest thereon) until the designation or other investment instructions have been clarified or completed to the custodian's satisfaction, and neither the custodian nor any other party will have any liability for loss of interest, earnings or investment gains during such period.

4. Subject to the minimum initial or additional investment and minimum balance requirements of the funds, the depositor may at any time direct the custodian to redeem all or a specified portion of the Northeast Investors Trust shares in the depositor's custodial account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Growth Fund, or to redeem all or a portion of the Northeast investors Growth Fund shares in the depositor's custodial account and to invest the redemption proceeds in shares and fractional shares of Northeast Investors Trust. The depositor shall give such directions on an applicable form provided by the custodian or NMR or other written notice acceptable to the custodian or NMR, and the custodian will process such directions as soon as practicable after receipt thereof. If any such directions are, in the opinion of the custodian, ambiguous or incomplete, the custodian may refrain from acting thereon until the directions have been clarified or completed to the custodian's satisfaction, and neither the custodian nor any other party will have any liability for loss of earnings or investment gains during such period.

5. The depositor, by written notice to the custodian, may designate one or more beneficiaries to receive the balance (if any) remaining in the depositor's custodial account after his or her death. The depositor may specify time and manner of payment of such balance
(subject to the requirements of the preceding Articles of this agreement) or may permit the beneficiary to determine when to make withdrawals (subject to such requirements satisfaction of which shall be the beneficiary's responsibility). A designation may be on a form provided by the custodian or on a written instrument acceptable to the custodian executed by the depositor and must be filed with the custodian. The depositor may revoke or change such designation in like manner, at any time and from time to time. If, in the opinion of the custodian or NMR, any designation of beneficiary is unclear or incomplete, in addition to any other documents or assurances the custodian may request under this agreement, the custodian or NMR shall be entitled to request and receive such clarification or additional instructions as the custodian in its discretion deems necessary to determine the correct beneficiary(ies) following the depositor's death. The form designating the beneficiary(ies) may name individuals, trusts, estates, or other entities as either primary or contingent beneficiaries. However, if the designation does not effectively dispose of the entire custodial account as of the time distribution is to commence, the term ``beneficiary'' shall then mean the depositor's estate with respect to the assets of the custodial account not disposed of by the designation form. The form last accepted by the custodian before such distribution is to commence, provided it was received by the custodian (or deposited in the United States mail or with a reputable delivery service) during the depositor's lifetime, shall be controlling and, whether or not fully dispositive of the custodial account, thereupon shall revoke all such forms previously filed by that person. Subject to the requirements of the preceding Articles of this agreement, the depositor may designate a form of payment to the beneficiary by filing a signed written instrument with the custodian. In the absence of such written instructions from the depositor, the custodian will pay the beneficiary in such form as the beneficiary selects.

Following the depositor's death, the designated beneficiary may designate a further beneficiary to receive any balance remaining in the custodial account following the death of the first beneficiary, but the required period for payment of the custodial account following the first beneficiary's death will not be extended.

6. The custodian shall forward to the depositor (or beneficiary where applicable) any notices, prospectuses, reports to shareholders, financial statements, proxies and proxy soliciting materials, relating to the shares of the Northeast Investors Trust or Northeast Investors Growth Fund in the depositor's custodial account. The custodian shall not vote any of the shares of Northeast Investors Trust or Northeast Investors Growth Fund held in the custodial account except in accordance with the written instructions of the depositor (or beneficiary where applicable).

7. The custodian's fees for performing its duties hereunder shall be such reasonable amounts as shall be agreed to from time to time by the custodian and NMR. Such fee, any taxes of any kind and any liabilities with respect to the custodial account, and any and all expenses reasonably incurred by the custodian shall, if not paid by the depositor, be paid from the account.

8. The custodian shall make distributions from the custodial account at such times and in such manner as the depositor directs in writing, subject to the requirements of the preceding Articles of this agreement.

9. It shall be the sole responsibility of the depositor to determine the time and amount of contributions to the custodial account, the time, amount and manner of payment of distributions from the account, the Federal income tax deductibility of any contributions to the account and the taxability of any distributions from the account. NMR and the custodian shall be fully protected in following the written direction of the depositor (or beneficiary) with respect to the time, amount and manner of payment of such distributions, or in not acting in the absence of such direction. If the depositor (or beneficiary) does not direct the custodian to make distributions from the custodial account by the time that such distributions are required to commence in accordance with the preceding Articles of this agreement, the custodian (and NMR) shall assume that the depositor (or beneficiary) is meeting any applicable minimum distribution requirements from another individual retirement arrangement maintained by the depositor (or beneficiary) and the custodian and NMR shall be fully protected in so doing. NMR and the custodian shall not be liable for any taxes, penalties, liabilities or other costs to the depositor or any other person resulting from contributions to or distributions from the depositor's custodial account. Any purchase, exchange, transfer or redemption of shares of a fund for or from the depositor's custodial account will be subject to any applicable sales or redemption charge as described in the applicable prospectus.

If in the judgment of the custodian or NMR there is any ambiguity or dispute about the application of this Agreement in any particular circumstances, or about the entitlement of any person to any distribution from the depositor's custodial account, NMR and the custodian may refrain from taking any action until such ambiguity or dispute has been resolved to the satisfaction of NMR and/or the custodian (whether by a settlement of the parties involved, court order or otherwise), and neither the custodian, NMR, Northeast Investors Trust, nor Northeast Investors Growth Fund will have any responsibility or liability for loss of earnings or investment gains or otherwise as a consequence of such delay.

The depositor understands and acknowledges that (i) all distributions from depositor's custodial account will be reported on Form 1099-R (or such other form as may be required by the IRS) and will be based only on the information known by the custodian and will not reflect accounts not under the control of the custodian, (ii) that consequently, the tax treatment may vary depending on whether the depositor has IRA accounts with other custodians, and (iii) that the depositor (or other person making the withdrawal) is solely responsible for tracking and accurately determining the income tax (and any penalties) due.
10. NMR, Northeast Investors Trust, Northeast Investors Growth Fund, and the custodian shall not be responsible for any loss or diminution in the value of the depositor's custodial account arising out of the depositor's establishment of a Northeast Investors Individual Retirement Account or arising out of any investment instructions of the depositor (or beneficiary), whether relating to the portion of contributions invested in Northeast Investors Trust and in Northeast Investors Growth Fund, or relating to the redemption of shares of one fund and investment of the redemption proceeds in shares of the other, or arising out of any delay in carrying out any investment direction received from the depositor (or beneficiary).
11. Whenever the depositor (or beneficiary) is responsible for any direction, notice, representation or instruction under this agreement, NMR and the custodian shall be entitled to assume the truth of any statement made by the depositor (or beneficiary) in connection therewith, and shall be under no duty of further inquiry with respect thereto, and shall have no liability with respect to any action taken in reliance upon such statement. Any communication from the depositor (or beneficiary) which under this Agreement is to be in writing may in the discretion of NMR be made by telephone or other electronic means (subject to such rules and requirements as NMR may impose).
12. This Agreement (and the depositor's custodial account) shall terminate upon the complete distribution of the custodial account to the depositor or his or her beneficiaries or to a successor individual retirement account or annuity, to a qualified plan, to an annuity or custodial account under Code
Section 403(b), or to an eligible deferred compensation plan of a governmental employer under Code Section 457. The custodian shall have the right to terminate this custodial account upon ninety (90) days notice to the depositor, or to his or her beneficiaries if he or she is then dead. In such event, upon expiration of such 90 day period, the custodian shall transfer the amount in the account into such successor individual retirement accounts or annuities, qualified plans, or annuities or custodial accounts as the depositor (or his or her beneficiaries) shall designate, or, in the absence of such designation, to the depositor, or, if he or she is then dead, to the beneficiaries as their interests shall appear.
13. The custodian may resign at any time upon ninety (90) days' notice in writing to NMR and may be removed by NMR at any time upon ninety (90) days' notice in writing to the custodian. By agreement between them, the custodian and NMR may waive or accelerate the notice period. Upon such resignation or removal, NMR shall appoint a successor custodian which satisfies the requirements of Code
Section 408, and the depositor (or beneficiary) is deemed to have consented to such appointment.
14. Upon receipt by the custodian of written notice of appointment of a successor custodian and or written acceptance of such appointment by the successor, the custodian shall transfer to such successor the assets of the custodial account and all records pertaining thereto. The custodian may reserve such sum of money as it deems advisable for payment of its fees, taxes, costs, expenses or liabilities with respect to the custodial account, with the balance (if any) of such reserve remaining after the payment of all such items to be paid over to the successor custodian. The successor custodian shall hold the assets paid ever to it under this Agreement (or under terms similar to those of this Agreement that satisfy the requirements of Code Section 408).
15. If, within sixty (60) days after the custodian's resignation or removal, NMR has not appointed a successor custodian which has accepted such appointment, the custodian shall appoint such successor unless it elects to terminate the custodial account pursuant to Section 12 of this Article VIII.
16. The custodian may employ or designate NMR or one or more other parties to serve as contractors or agents to perform certain of its duties hereunder. At any time when the custodian has designated NMR (or another party) to serve as its agent hereunder, reference in any provision of this Article VIII to the custodian will be deemed a reference to the agent designated to perform the particular duty.
17. Any notice sent from the custodian to the depositor, or to his or her beneficiaries if he or she is deceased, shall be effective if sent by mail to him, her or them at his, her or their last address(es) of record as provided to the custodian.
18. Any distribution from the custodial account may be mailed, first-class postage prepaid, to the last known address of the person who is to receive such distribution, as shown on the custodian's records, and such distribution shall to the extent of the amount thereof completely discharge the custodian's liability for such payment.
19. NMR may amend this agreement from time to time, and shall give written notice of any such amendment to the depositor within 30 days after the date the amendment is adopted or becomes effective, whichever is later. The depositor hereby expressly delegates authority to NMR to amend the provisions of this Agreement and hereby consents to any such amendment.
20. This Agreement shall be construed, administered and enforced according to the laws of Massachusetts (without regard to its laws governing conflict of laws or choice of law).
21. The depositor acknowledges that he or she has received and read the current Northeast Investors Trust prospectus, the current Northeast Investors Growth Fund prospectus and the Northeast Investors Individual Retirement Account Disclosure Statement.
22. ``Custodian'' means the person serving as the custodian of the individual retirement account established hereby.
``Custodial account'' means the individual retirement account established using the terms of this Northeast Investors Traditional IRA Custodial Agreement and the Northeast Investors Traditional IRA Application Form.
``Depositor'' means the person for whose benefit the custodial account was established.
23. Articles I through VII of this Agreement are in the form promulgated by the IRS. It is anticipated that, if and when the IRS promulgates changes to IRS Form 5305-A, NMR will adopt such changes as an amendment to this Agreement. Pending the adoption of any amendment necessary or desirable to conform this Agreement to the requirements of any amendment to the Code or regulations or rulings thereunder, the custodian and NMR may operate the depositor's custodial account in accordance with such requirements to the extent that the custodian and/or NMR deem necessary to preserve the tax benefits of the account.
24. The depositor represents that he or she is of legal age in his or her state of residence, and agrees that this individual retirement custodial account is subject to acceptance by Northeast Investors Trust and/or Northeast Investors Growth Fund and to the terms of their respective prospectuses.

NORTHEAST INVESTORS
TRADITIONAL IRA APPLICATION FORM
1 Depositor Information
Please print clearly in CAPITAL LETTERS

First   Name    Middle  Initial         Last Name

Social Security Number   Date of Birth

Street Address  Apartment or Box Number

City    State   Zip Code

Daytime Telephone Number        Evening Telephone Number

E-mail Address

2 Type of IRA and Amount of Investment
Please indicate the type of IRA that is to be opened by writing the amount of your investment under the fund that you wish to invest in.
 Traditional IRA Contribution for Tax Year
Should not exceed your IRA annual contribution limit for the year. (
See the Disclosure Statement for the limits in effect for different years.). The minimum initial investment is $500 per fund.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

SEP IRA Contribution for Tax Year
Simplified employee pension plan (``SEP'') contribution. Attach a copy of your employer's IRS
Form 5305-SEP to your application.
Check as applicable: n Employer contribution n Employee contribution

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

Spousal Traditional IRA Contribution for Tax Year
 If your spouse has less compensation or earned income than you, you may establish spousal

Traditional IRAs (one for you and one for your spouse) and contribute up to the IRA annual contribution limit in effect for the year to each spouse's IRA if you have this much compensation or earned income. Complete a separate Application Form for each spousal Traditional IRA.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $



 Transfer or Rollover of Existing IRA
Transfer of existing Traditional IRA directly from current custodian or trustee or a rollover within 60 days after withdrawing from existing Traditional IRA.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

 Transfer or Rollover of Employer Plan, 403(b) Account or Eligible 457 Plan Transfer ("direct rollover") of existing qualified employer plan, 403(b) account or eligible governmental 457 deferred compensation plan, or a regular rollover of account within 60 days after distribution to you.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

 Transfer or Rollover of SIMPLE IRA
Transfer or regular rollover (within 60 days after distribution to you) from existing SIMPLE IRA.
Caution: Do not transfer to this Traditional IRA from a SIMPLE IRA during the first two years after the SIMPLE IRA was established.

 Northeast Investors Trust $
 Northeast Investors Growth Fund $

 Recharacterization of Existing Roth IRA
Undoing a conversion of a Traditional IRA to a Roth IRA by reconverting the Roth IRA back into a Northeast Investors Traditional IRA.
Give current Roth IRA Account No.:
Indicate amount recharacterized, if less than entire account balance: $ (If no amount is inserted here, we will recharacterize the entire account balance).
 With another custodian or trustee: complete the Northeast Investors Traditional IRA
Transfer/Direct Rollover of Current Retirement Assets Form.
3 Designation of Beneficiary
If you do not choose to designate a beneficiary for your Traditional IRA or if no designated beneficiary survives you, your Traditional IRA will go to your estate (unless otherwise provided by the laws of your state of residence). You may change your designation of beneficiary or beneficiaries by filing a new designation of beneficiary with Northeast Management & Research Company, Inc. Any such subsequent designation will revoke all prior designation(s), even if the subsequent designation does not dispose of your entire account.
Please note that the selection of a beneficiary can have important estate and tax planning consequences. Accordingly, consult a competent professional if needed. Also, consult your attorney if you are a resident of a community or marital property state for legal requirements. As depositor, I hereby designate the person(s) named below as the primary beneficiary(ies) in the event of my death before my account has been paid to me in full. If any but less than all of the primary beneficiaries predecease me, the share of the deceased primary beneficiary(ies) will be divided among the surviving primary beneficiary(ies) in proportion to the percentage otherwise payable to each surviving primary beneficiary. If all primary beneficiaries predecease me, the value of my account shall be distributed to the contingent beneficiary(ies) designated below who survive me. If any but less than all the contingent beneficiaries predecease me, the share of the deceased contingent beneficiary(ies) will be divided among the surviving contingent beneficiary(ies) in proportion to the percentage otherwise payable to each such surviving contingent beneficiary. If two or more persons are named as primary or contingent beneficiaries, and no percentage is indicated, I intend that the surviving persons listed shall receive equal portions. (If the beneficiary is a trust, please indicate the name, address, and date of the trust).

Primary Beneficiary or Beneficiaries:
Pay my account to the primary beneficiary or beneficiaries named below who are living at my death.

Name                                    Social Security Number

Address


Relationship                            Date of Birth %*


Name                                    Social Security Number

Address

Relationship                            Date of Birth %*

Name                                    Social Security Number

Address

Relationship                            Date of Birth %*

Contingent Beneficiary or Beneficiaries:
If no primary beneficiary is living at my death, pay the Account to the contingent beneficiary or beneficiaries named below who are living at my death.


Name                                    Social Security Number

Address

Relationship                            Date of Birth %*

Name                                    Social Security Number

Address

Relationship                            Date of Birth           %*


Name                                    Social Security Number

Address

Relationship                            Date of Birth           %*

*Shares for each IRA's beneficiary must add up to 100%. Please do not indicate fractional percentages (for example, if there are three beneficiaries, indicate 33%, 33% and 34%).

4 Signature

I hereby adopt with the custodian this Northeast Investors Traditional Individual Retirement Account under Internal Revenue Code Section 408(a), using the Northeast Investors Traditional IRA Custodial Agreement (which is incorporated by reference). Once the custodian acknowledges receipt of this form, it shall be deemed accepted, and therefore effective, as of the date I signed it. I have received and read the Northeast Investors Traditional IRA disclosure statement and the prospectus(es) of the fund(s) selected. I certify under penalties of perjury that my Social Security number above is correct.


Signature                                       Date
If you wish to receive periodic withdrawals, please complete the enclosed Withdrawal Authorization Form and return it with this application. A signature guarantee is not required when a request for periodic withdrawals accompanies the new account application.

Note: Please send all checks, a completed Application Form and any other forms and/or related documents to the following address:

        Northeast Management & Research Company, Inc.
        50 Congress Street, Suite 1000
        Boston, MA 02109-4096

If you have any questions please call us at 1-617-523-3588 or 1-800-225-6704.

RETAIN A PHOTOCOPY OF THE COMPLETED FORM FOR YOUR RECORDS.

NORTHEAST INVESTORS
TRADITIONAL IRA TRANSFER/DIRECT ROLLOVER OF
CURRENT RETIREMENT ASSETS FORM

                                                Instructions:

To transfer an existing IRA or to make a direct rollover of eligible funds from your employer's qualified plan, 403(b) arrangement or governmental employer eligible deferred compensation plan, complete this authorization form and send it to Northeast Management & Research Co., Inc. with the other documents establishing your Northeast Investors Traditional IRA.

IMPORTANT: If you are now receiving minimum distributions in accordance with the age 70 1 /2 rules, be sure that the amount to be transferred does not include any amounts which are required to be distributed to you; also, you should be sure to file a Withdrawal Authorization
Form with Northeast Investors indicating the amount that should be distributed to you annually under the age 70 1 /2 rules to avoid possible penalties.

To:
Name of Current Trustee/Custodian/Plan Administrator


Address


Telephone Number

Re:

Name Appearing on Your Current Account


Your Address


Your Current Account Number

INSTRUCTIONS TO CURRENT TRUSTEE/CUSTODIAN PLAN
ADMINISTRATOR:

Please transfer or direct rollover (if qualified plan, 403(b) or 457 assets) the following amount to my Northeast Investors Traditional IRA (payee and address directions are at the bottom of this form):

Liquidate all assets and transfer the proceeds
Liquidate       shares and transfer the proceeds
Transfer $

This transfer is to be executed from fiduciary to fiduciary in a manner that will not place me in actual or constructive receipt of any of the transferred assets. (However, please note that direct rollovers are subject to IRS reporting.) A completed IRA application must accompany this form unless you already have a Northeast Investors Traditional IRA.


Your Signature*                                         Date

If you want the funds transferred directly to your existing Traditional IRA with Northeast Investors, please indicate your account number

*Please ask your present trustee or custodian if a signature guarantee is required.

CURRENT ACCOUNT TYPE:

        Rollover IRA n SIMPLE-IRA n 403(b)
        Traditional IRA n Qualified Plan n Eligible 457 Plan
        SEP-IRA

                        (Below Line for Bank Use Only)
----------------------------------------------------------------------
Investors Bank & Trust Company, as (successor) custodian of the above individual's Northeast Investors Traditional IRA retirement account, requests the transfer or direct rollover of assets as indicated above. The Northeast Investors Traditional IRA meets the requirements of Code
Section 408(a) and is qualified to receive the transfer or direct rollover requested above.

                                Investors Bank & Trust Company,
                                Custodian


Date:                                                   By:

To Current Trustee/Custodian: Please return a copy of this form with your response. Make checks payable to Northeast Management & Research Company, Inc. Address for checks, forms, etc.: Northeast Management & Research Co., Inc., 50 Congress Street, Suite 1000, Boston, MA 02109-4096. If you have any questions please call 1-617-523-3588 or 1-800-225-6704.

NORTHEAST INVESTORS

UNIVERSAL IRA WITHDRAWAL AUTHORIZATION FORM

1. Depositor Information

Please print clearly in CAPITAL LETTERS

First Name              Middle Initial          Last Name


Social Security Number                          Date of Birth


Street Address          Apartment or Box Number


City                    State                   Zip Code


Daytime Telephone Number        Evening Telephone Number


E-mail Address


Account Owner's Account Number

2. Type of Withdrawal (Check One):

NORMAL Individual is over age 59 1 /2 .

REQUIRED Individual is age 70 1 /2 or older (Non-Roth IRAs only).

DISABILITY Individual certifies that the individual is disabled and therefore unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to be of long continued or indefinite duration or to result in death.

PREMATURE Individual is under age 59 1 /2 and not disabled. The individual acknowledges that this withdrawal may involve a 10% Federal penalty tax on the taxable amount withdrawn, in addition to the inclusion of the taxable amount in income for the year the withdrawal is received. Consult with your tax advisor for additional information.

DEATH Each beneficiary of a deceased individual must complete this form, have his or her signature guaranteed, and enclose a certified copy of the death certificate. If the beneficiary is not a named individual, the legal representative must complete this form, have his or her signature guaranteed, and enclose a copy of his or her court appointment and a certified copy of the death certificate.


PREMATURE/LIFE EXPECTANCY Individual is under age 59 1 /2 and elects substantially equal periodic payments over his or her life expectancy or joint life expectancy of individual and designated beneficiary. If the individual changes the payment method prior to the later of attaining age 59 1 /2 or five (5) years from the date of the first payment, the IRS may impose a 10% penalty on all payments received prior to age 59 1 /2.

MEDICAL EXPENSES The individual certifies that the amount withdrawn does not exceed the individual's deductible medical expenses for the year of the withdrawal (generally speaking, medical expenses paid during a year are deductible if they are not by health insurance and they exceed 7.5% of the individual's adjusted gross income for that year).

HEALTH INSURANCE PREMUIMS The individual certifies that (i) the amount withdrawn does not exceed the amount the individual paid for health insurance coverage for the individual and/or the individual's spouse or dependents, (ii) the individual received state or Federal unemployment compensation benefits for at least 12 weeks, (iii) the withdrawal is being made in the calendar year in which the unemployment benefits were received or the following calendar year, and (iv) the withdrawal is not being made after the individual had been reemployed for 60 or more days.

ELIGIBLE HIGHER EDUCATION EXPENSES The individual certifies that the amount withdrawn does not exceed eligible higher education expenses. These are expenses for tuition, fees, books and supplies necessary to attend an institution for postsecondary education. Room and board are eligible expenses for students attending at least half-time. The student may be the individual, individual's spouse, or child or grandchild of individual or spouse. Expenses covered by a scholarship or other educational assistance payment or tax-advantaged source of financing are not eligible expenses.


ELIGIBLE FIRST TIME HOME BUYER EXPENSES The individual certifies that the amount withdrawn does not exceed eligible first-homebuyer expenses. These include costs of purchase, construction or reconstruction of a principal residence (including normal settlement, financing or closing costs). The homebuyer may be the individual, the individual's spouse, or the child, grandchild, parent or grandparent of the individual or individual's spouse. A ``first-time homebuyer'' is an individual who has not (and, if married, whose spouse has not) had an ownership interest in a principal residence during the two-year period immediately preceding the home purchase. The expenses must be paid within 120 days after the withdrawal. There is a $10,000 lifetime limit on eligible first-time homebuyer expenses for any individual.

OTHER
3. Method of Withdrawal (Check One):

Total Withdrawal (Account               Periodic Withdrawal of $
Termination)

Quarterly Dividends                     Data of Transaction (1st, 10th,
                                        15th, 25th)

Partial Withdrawal of                   Monthly
$                                       Quarterly (January, April,
                                        July, October)
                                        Quarterly (February, May,
                                        August, Nov.)
                                        Quarterly (March, June, Sept.,
                                        Dec.)
If you wish to receive distributions based upon your life expectancy, please call our office at 1-617-523-3588 or 1-800-225-6704 and we will send you IRS-approved life expectancy tables. We also recommend that you consult with your tax advisor to determine the required dollar amount of your distribution. Once you have determined the correct dollar amount, submit a completed Withdrawal Authorization Form to us at least 30 days prior to your desired withdrawal date.


4. Form of Withdrawal (Check One):

CASH (Liquidation)

IN KIND (Shares of Northeast Investors Trust and/or Northeast
Investors Growth Fund will be re-registered to you). For new accounts, enclose completed application. For existing accounts, please include A/C# .

Electronic Funds Transfer/ACH. To have funds electronically transferred for periodic payments only, your bank must be an Automated Clearing House (ACH) member and you must attach a voided check or deposit slip including your bank routing number.

5. Withholding Election (Check One):

(See the Tax Information below)

I do not want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal.

I do want to have Federal Income Tax and applicable State Income Tax withheld from my withdrawal ($10.00 fee each time).

Please withhold $      from each withdrawal for Federal Income Tax
($10.00 Tax withholding fee charged each time).

Please withhold $       from each withdrawal for State Income Tax
($10.00 Tax withholding fee charged each time).

6. Tax Information:

Withdrawals from an IRA (other than non-taxable direct transfers to another IRA, nontaxable rollovers to another IRA or plan, or withdrawals of nondeductible contribution amounts) are subject to Federal income tax withholding unless you elect no withholding when completing this withdrawal authorization form. Qualifying withdrawals from a Roth IRA are not subject to Federal income tax (see the Northeast Investors Roth IRA Disclosure Statement for an explanation of the circumstances when qualifying withdrawals are tax-free); therefore, for such withdrawals you may wish to elect no withholding. Unless you elect no withholding, 10% of each distribution will be withheld as Federal income taxes. In addition, there may be withholding of state income taxes depending on your state of residence.

If you elect no withholding, your election will remain in effect until revoked. You may revoke your no withholding election in writing at any time. Please note that, if you elect no withholding or have an insufficient amount withheld from your withdrawal, you may have to pay estimated tax.

Insufficient payments of estimated tax may result in penalties.

If you have a Massachusetts address and have Federal withholding, we are required to withhold Massachusetts income taxes also. Complete Massachusetts Form M-4P so that your Massachusetts income taxes may be calculated correctly. Depending on your number of exemptions and the amount of your IRA withdrawals, there may be no actual withholding. If your legal residence is not Massachusetts (even though you have a Massachusetts address), check the box in item 5 of the Form M-4P to avoid Massachusetts income tax withholding. Please contact Northeast Management & Research Company, Inc. if you wish to have us send you IRS Form W-4P or Massachusetts Form M-4P.

The undersigned individual authorizes the withdrawal specified above and the withholding election completed above. The undersigned acknowledges that proper income tax reporting depends on the correct completion of this form and certifies that the box checked under Type of Withdrawal (above) is correct; and that it is the undersigned's responsibility to determine correctly the amount of tax that may be due based on all IRA accounts the undersigned may own (including those unknown by or not under the control of the Custodian); the undersigned agrees to indemnify and hold harmless the Custodian and its agents and service providers (including Northeast Management and Research Co., Inc.) from any losses or expenses incurred if such information is not correct. The undersigned acknowledges that it is his or her responsibility to properly calculate, report, and pay all taxes due with respect to the withdrawal specified above.



Signature**                                             Date

**Signature must be guaranteed by a bank or trust company, securities broker or dealer, credit union, securities exchange or association, securities clearing agency or savings association.

Notarizing or witnessing will not suffice.

Note: Please send this completed Northeast Investors Universal IRA Withdrawal Authorization Form and any related documents to the following address:

        Northeast Management & Research Company, Inc.
        50 Congress Street, Suite 1000
        Boston, MA 02109-4096.

If you have any questions please call us at 617-523-3588 or 1-800-225-6704.

RETAIN A PHOTOCOPY OF THE COMPLETED FORM FOR YOUR RECORDS.